UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St.,

San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 11 of its series.

Wells Fargo Advantage Alternative Strategies Fund, Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Disciplined U.S. Core Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Intrinsic Value Fund, Wells Fargo Advantage Large Cap Core Fund, Wells Fargo Advantage Large Cap Growth Fund, Wells Fargo Advantage Large Company Value Fund, Wells Fargo Advantage Omega Growth Fund, and Wells Fargo Advantage Premier Large Company Growth Fund each series has a July 31 fiscal year end.

Date of reporting period: July 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage
Alternative Strategies Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Alternative Strategies Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Investors’ favorable outlook for the U.S. economy contributed to a strong domestic stock market.

Dear Valued Shareholder:

We are pleased to provide you with the first shareholder report for the Wells Fargo Advantage Alternative Strategies Fund reporting on activity from the Fund’s inception on April 30, 2014, through July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility in July, both U.S. stocks (measured by the S&P 500 Index1) and non-U.S. developed market stocks (measured by the MSCI EAFE Index (Net)2) ended the period with modest gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate effectively at zero in order to support the economy and the financial system. Throughout the reporting period, the FOMC continued to taper its bond-buying program by $10 billion per month. Continued low interest rates helped the market remain resilient despite the withdrawal in liquidity.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, developed markets gained on positive economic data.

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and continued throughout July 2014. The situation had little effect on the stock market during the period as investors believed that the situation would not result in war. However, as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

Investors’ favorable outlook for the U.S. economy contributed to a strong domestic stock market. The unemployment rate continued its slow improvement, declining modestly from 6.3% in May 2014 to 6.2% in July 2014. Just prior to the beginning of the reporting period, investors received a negative surprise when gross domestic product (GDP) growth for the first quarter of 2014 declined by 2.1% on an annualized basis after strong quarterly growth rates in late 2013.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. Calculations for EAFE use net dividends, which reflect the deduction of withholding taxes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	3

Several commentators suggested that unusually harsh winter weather may have dampened economic activity, and economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.0%. The S&P 500 Index posted a 3.0% gain for the period.

In Europe, economic data continued to show sluggish growth, with the European Union’s GDP rising by 0.3% in the first quarter of 2014 and by 0.2% in the second quarter. (European growth rates are not annualized.) The region’s unemployment rate remained high, though, reaching 11.6% in May 2014. In part because of sluggish returns in Europe, the MSCI EAFE Index (Net) ended with a 0.6% gain.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Alternative Strategies Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

The Rock Creek Group, LP

Chilton Investment Company, LLC

Mellon Capital Management Corporation

Passport Capital, LLC

Pine River Capital Management L.P.

River Canyon Fund Management, LLC

Sirios Capital Management, L.P.

Wellington Management Company, LLP

Portfolio managers

Sudhir Krisnamurthi

Ronald van der Wouden

Ken LaPlace

Richard L. Chilton, Jr.

Vassilis Dagioglu

John Burbank

Tim Garry

Brad Berning

Soon Pho

John F. Brennan, Jr.

Kent M. Stahl, CFA

Gregg R. Thomas, CFA

Average annual total returns (%) as of July 31, 2014

		Including sales charge	Excluding sales charge	Expense ratios[1] (%)
	Inception date	Since inception	Since inception	Gross	Net[2]
Class A (WALTX)	4-30-2014	(5.00)	0.80	3.60	3.22
Class C (WACTX)	4-30-2014	(0.40)	0.60	4.35	3.97
Administrator Class (WADTX)	4-30-2014	–	0.90	3.44	3.07
Institutional Class (WAITX)	4-30-2014	–	0.90	3.17	2.97
Barclays U.S. Aggregate Bond Index[3]	–	–	0.94	–	–
Credit Suisse Liquid Alternatives Beta Index[4]	–	–	(0.07)	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

The Fund does not invest directly in hedge funds but pursues similar strategies to those typically used by hedge funds. The Fund invests using alternative investment strategies such as equity hedged, event driven, global macro, and relative value, which are speculative and entail a high degree of risk. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general when interest rates rise, bond values fall and investors may lose principal. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Borrowing money to purchase securities or cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, convertible securities risk, loan risk, and smaller-company securities risk. Consult a Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.09% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

2.	The Adviser has committed through November 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 2.50% for Class A, 3.25% for Class C, 2.35% for Administrator Class, and 2.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, expenses from dividends and interest on short positions, and extraordinary expenses are excluded from the cap. Acquired fund fees and expenses incurred by investments made by The Rock Creek Group, LP, a subadviser of the Fund, will be included in the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

4.	The Credit Suisse Liquid Alternatives Beta Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of hedge fund managers, as represented by the Credit Suisse Hedge Fund Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares since inception with the Barclays U.S. Aggregate Bond Index and Credit Suisse Liquid Alternatives Beta Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%

6.	Sector allocation is subject to change and is calculated based on total investments (excluding cash and cash equivalents).

7.	The ten largest long and short position holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	A long position is ownership of a security with the expectation that it will appreciate in value.

9.	Strategy allocation is subject to change and may have changed since the date specified. Cash shown is the sweep cash position of the Fund, and excludes any cash or cash equivalents that may be pledged as collateral for other investments of the Fund.

6	Wells Fargo Advantage Alternative Strategies Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index and outperformed the Credit Suisse Liquid Alternatives Beta Index, for the period from the Fund’s inception on April 30, 2014, through July 31, 2014. Although all of the underlying strategies within the Fund generated positive returns for the period, the equity hedged and event driven strategies were somewhat challenged, especially in July.

■	Within the four strategies in the Fund, the relative value and global macro strategies performed best, followed by the equity hedged and event driven strategies. The equity hedged and event driven strategies performed in line with expectations during May and June while the relative value and global macro strategies helped contain losses in July when riskier assets pulled back, highlighting the diversification benefit of the various strategies within the Fund.

■	The target weights for each strategy remained unchanged over the three-month period. The equity hedged and event driven strategies accounted for 57% of the Fund’s assets, and the relative value and global macro strategies accounted for 38%. The balance of the portfolio was in cash.

Global equity markets moved sharply higher during May and June, driven by a rebound in U.S. and Chinese growth. Riskier assets also benefited from geopolitical events, such as easing tension in Ukraine and the victory of the opposition party in India’s parliamentary elections. Additional actions by central banks to add monetary stimulus also aided stock prices. For example, the European Central Bank (ECB) announced negative interest rates for bank reserves on deposit at

Sector allocation[6] as of July 31, 2014
	Gross exposure (%)	Net exposure (%)
Consumer discretionary	14	22
Consumer staples	4	5
Energy	11	5
Financials	15	15
Health care	10	11
Industrials	10	17
Information technology	11	7
Materials	6	8
Telecommunication services	3	4
Utilities	0	1
Other	16	5
	100	100

the central bank to encourage banks to increase their loan books. However, developed markets equities declined at the end of July as better-than-expected labor market data in the U.S. heightened concerns that the U.S. Federal Reserve might raise rates more quickly than expected and geopolitical problems in the Middle East and Ukraine heightened the probability of conflict.

Although hedge fund strategies in general benefited from the rally in global equity markets during May and June, the Fund’s event driven strategy still underperformed the Fund’s overall benchmark for the three-month period. This strategy benefited from higher levels of merger and acquisition (M&A) activity and other corporate activity in May and June. However, some of these gains were offset by losses from equity and credit exposures in July.

Ten largest long position holdings[7] (%) as of July 31, 2014
AQR Managed Futures Strategy Fund Class I	7.47
Google Incorporated Class A	1.13
Bank of America Corporation	1.10
Verizon Communications Incorporated	0.96
Anadarko Petroleum Corporation	0.87
Halliburton Company	0.86
Marathon Petroleum Corporation	0.84
Medtronic Incorporated	0.66
Union Pacific Corporation	0.66
Cognizant Technology Solutions Corporation Class A	0.65

Ten largest short position holdings[7] (%) as of July 31, 2014
SPDR S&P 500 ETF Trust	(4.43)
The Travelers Companies Incorporated	(0.65)
Aon plc	(0.59)
National Oilwell Varco Incorporated	(0.51)
iShares Russell 2000 Growth ETF	(0.50)
iShares Russell 2000 ETF	(0.48)
First Quantum Minerals Limited	(0.47)
Transocean Limited	(0.44)
The Chubb Corporation	(0.44)
ConocoPhillips	(0.41)

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	7

Within the equity hedged strategy, three of the four underlying subadvisors also underperformed the overall benchmark, primarily due to losses in July. However, the fourth underlying subadvisor posted strong enough gains that overall the equity hedged strategy was able to marginally outperform the Fund’s benchmark. While the strategy’s positive performance was driven by outsized gains in the consumer discretionary and information technology (IT) sectors, these gains were largely offset by underperformance of long positions8 primarily within the telecommunication services, materials, and industrials sectors.

Despite a slow start, the relative value strategy ended the three-month period with strong performance. In July, this strategy was able to take advantage of the second-quarter earnings season and generate solid gains in the consumer, energy, and IT sectors.

The global macro strategy also outperformed the Fund’s benchmark, driven primarily by gains in equity positions. Some of these gains were offset by losses from fixed-income and commodities positions; currency exposures overall had little impact on the strategy’s results.

Strategy allocation[9] as of July 31, 2014

The Fund’s exposures remained relatively unchanged during the period, but we see a challenging environment ahead.

Exposures were tilted toward developed markets, especially the U.S., with modest exposure to emerging markets and Asia.

We expect an increasingly challenging market environment over the remainder of 2014. We believe that U.S. equity valuations are close to fair value territory while credit spreads remain extremely tight. At the same time, geopolitical tensions abound in the Middle East and Ukraine, with potential spillover effects. Consequently, the Fund maintains a conservative risk profile with respect to net exposures and market risk (or beta). Historically, such uncertain periods have tended to present good opportunities for skilled alternative asset managers to add value by taking long and short positions and by adjusting their market exposures in response to current events.

Corporate activity, such as M&A activity and corporate balance sheet restructurings, can be expected to be an important driver of returns during the rest of 2014, which should especially benefit two of the fund’s strategies. The Fund’s event driven strategy is spread across a select range of opportunities in high yield, distressed credit, and catalyst-driven equities. Managers of the equity hedged strategy also should be well positioned to benefit from corporate activity by owning the stocks of companies undergoing balance sheet re-engineering, corporate conversions to master limited partnerships, or industry consolidation.

Please see footnotes on page 5.

8	Wells Fargo Advantage Alternative Strategies Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,008.00	$14.94	3.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.92	$14.95	3.00%
Class C
Actual	$1,000.00	$1,006.00	$18.65	3.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,006.20	$18.65	3.75%
Administrator Class
Actual	$1,000.00	$1,009.00	$14.15	2.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.71	$14.16	2.84%
Institutional Class
Actual	$1,000.00	$1,009.00	$13.65	2.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.21	$13.66	2.74%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	9

Security name	Shares	Value

Common Stocks: 52.91%

Consumer Discretionary: 9.45%

Auto Components: 0.03%
Hyundai Mobis	49	$14,637
Musashi Seimitsu Industry Company Limited	700	17,102

		31,739

Diversified Consumer Services: 0.23%
Service Corporation International	9,343	196,203
Sotheby’s	939	37,231

		233,434

Hotels, Restaurants & Leisure: 1.31%
Bloomin’ Brands Incorporated †	964	18,885
Boyd Gaming Corporation †	5,947	65,417
Carnival Corporation	5,517	199,826
ClubCorp Holdings Incorporated	996	16,842
Compass Group plc	2,537	41,339
Darden Restaurants Incorporated	180	8,415
Domino’s Pizza Incorporated	4,800	345,600
Mandarin Oriental International Limited	9,000	16,565
McDonald’s Corporation	525	49,644
Norwegian Cruise Line Holdings Limited †	600	19,668
OPAP SA	1,220	19,882
Starbucks Corporation #	1,416	109,995
Starwood Hotels & Resorts Worldwide Incorporated	366	28,123
Tim Hortons Incorporated	520	29,049
Wyndham Worldwide Corporation	4,849	366,342

		1,335,592

Household Durables: 0.29%
D.R. Horton Incorporated	500	10,350
Electrolux AB Class B	828	20,536
Mohawk Industries Incorporated †	384	47,912
Whirlpool Corporation	1,516	216,243

		295,041

Internet & Catalog Retail: 1.45%
Liberty Interactive Corporation Series A †	3,440	96,492
Netflix Incorporated †	1,405	593,917
Priceline Group Incorporated †	275	341,674
Vipshop Holdings Limited †	2,135	438,828

		1,470,911

Media: 3.62%
AMC Networks Incorporated Class A †	196	11,735
Avex Group Holdings Incorporated	1,000	17,075
British Sky Broadcasting plc	10,023	148,359
CBS Corporation Class B	5,950	338,138

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Media (continued)
Charter Communication Incorporated †	2,187	$337,935
Clear Channel Outdoor Holdings Incorporated	15,625	117,969
CyberAgent Incorporated	850	28,493
DHX Media Limited	4,040	26,122
Discovery Communications Incorporated Class A †#	1,166	99,355
DISH Network Corporation †	5,169	319,754
Loral Space & Communications Incorporated †	285	20,606
Major Cineplex Group PCL	33,700	20,780
Naspers Limited	250	30,744
Omnicom Group Incorporated	535	37,445
ProSiebenSat.1 Media AG	1,291	54,130
Quebecor Incorporated	800	19,414
Scripps Networks Interactive Incorporated	197	16,235
SES SA	1,016	37,345
Starz Liberty Capital †	421	12,003
The Walt Disney Company	4,500	386,460
Time Warner Cable Incorporated	3,388	491,599
Time Warner Incorporated	6,682	554,740
TVN SA †	2,730	12,424
Twenty-First Century Fox Incorporated	9,880	312,998
Viacom Incorporated Class B	2,538	209,816
WPP plc	882	17,558

		3,679,232

Multiline Retail: 0.39%
Dollar General Corporation †	3,783	208,935
Dollar Tree Incorporated †	2,466	134,323
Intime Retail Group Company Limited	17,000	15,839
Marks & Spencer Group plc	1,912	13,840
Tuesday Morning Corporation †	1,445	23,785

		396,722

Specialty Retail: 1.81%
Advance Auto Parts Incorporated	210	25,433
AutoNation Incorporated †	7,850	418,562
AutoZone Incorporated †	50	25,852
Baoxin Auto Group Limited	19,500	15,703
CST Brands Incorporated	5,552	185,603
GNC Holdings Incorporated Class A	325	10,663
Lowe’s Companies Incorporated	3,580	171,303
Luk Fook Holdings International Limited	5,000	15,529
Penske Auto Group Incorporated	2,127	98,799
Signet Jewelers Limited	2,295	233,608
The Home Depot Incorporated	3,688	298,175
The Michaels Companies Incorporated †	2,496	37,640
Tiffany & Company	2,633	257,007
TJX Companies Incorporated	886	47,215

		1,841,092

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	11

Security name	Shares	Value

Textiles, Apparel & Luxury Goods: 0.32%
Compagnie Financiere Richemont SA	2,317	$219,865
Hermes International	200	69,119
Samsonite International SA	12,000	37,187

		326,171

Consumer Staples: 3.15%

Beverages: 1.60%
Anheuser-Busch InBev ADR	2,106	227,406
Anheuser-Busch InBev NV	892	96,276
Brown-Forman Corporation Class B	4,030	349,200
Constellation Brands Incorporated Class A †	6,391	532,115
Diageo plc	1,945	58,413
Diageo plc ADR	2,751	330,725
Treasury Wine Estates Limited	6,288	28,815

		1,622,950

Food & Staples Retailing: 0.46%
Costco Wholesale Corporation	3,084	362,493
E-MART Company Limited	66	14,820
Wal-Mart Stores Incorporated	965	71,005
Walgreen Company	320	22,006

		470,324

Food Products: 0.63%
Greencore Group plc	4,260	19,009
Kraft Foods Group Incorporated	275	14,736
Lindt & Spruengli AG	7	436,215
Mondelez International Incorporated Class A	1,690	60,840
Nestle SA	623	46,127
Unilever NV	434	17,862
Unilever NV ADR	1,221	50,220

		645,009

Household Products: 0.27%
Colgate-Palmolive Company	2,800	177,520
Svenska Cellulosa AB Class B	938	23,099
The Procter & Gamble Company	933	72,140

		272,759

Personal Products: 0.02%
Coty Incorporated	900	15,399

Tobacco: 0.17%
British American Tobacco plc	1,416	82,953
Imperial Tobacco Group plc	1,000	43,294
Lorillard Incorporated	788	47,658

		173,905

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Energy: 6.22%

Energy Equipment & Services: 1.85%
Baker Hughes Incorporated #	9,441	$649,258
Halliburton Company #	12,617	870,446
Hilong Holding Limited	33,000	18,505
National Oilwell Varco Incorporated	505	40,925
Schlumberger Limited	2,650	287,234
Trican Well Service Limited	1,000	14,436

		1,880,804

Oil, Gas & Consumable Fuels: 4.37%
Anadarko Petroleum Corporation #	8,230	879,375
BG Group plc	1,881	37,092
Cabot Oil & Gas Corporation	7,006	230,847
Cameco Corporation	600	12,095
Canadian Natural Resources Limited	290	12,644
Cheniere Energy Incorporated †	3,575	252,967
Chevron Corporation #	2,123	274,376
Cobalt International Energy Incorporated †	700	11,214
CONSOL Energy Incorporated	668	25,932
Devon Energy Corporation #	6,545	494,148
Enbridge Incorporated	809	39,625
Energy Transfer Equity LP	4,447	241,872
EP Energy Corporation Class A †	942	18,840
EQT Corporation	639	59,951
Gazprom ADR	1,557	11,361
HollyFrontier Corporation	520	24,445
Imperial Oil Limited	995	51,057
Marathon Oil Corporation #	2,801	108,539
Marathon Petroleum Corporation #	10,185	850,243
Pacific Rubiales Energy Corporation	1,100	21,035
PBF Energy Incorporated	1,107	30,000
PetroChina Company Limited	24,000	31,106
Phillips 66	2,403	194,907
Pioneer Natural Resources Company	476	105,415
QEP Resources Incorporated	210	6,941
Southwestern Energy Company †#	7,714	313,034
Tesoro Corporation	291	17,908
TonenGeneral Sekiyu KK	1,000	8,733
Total SA	389	25,088
Valero Energy Corporation	938	47,650

		4,438,440

Financials: 8.60%

Banks: 2.96%
Banco Bilbao Vizcaya Argentaria SA	2,474	30,412
Banco Santander Brasil SA #	2,655	17,842
Bangkok Bank PCL	3,300	19,962
Bank of America Corporation #	73,177	1,115,949
Bank of Nova Scotia	567	38,499

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	13

Security name	Shares	Value

Banks (continued)
Barclays plc	2,182	$8,271
BNP Paribas SA	149	9,887
Comerica Incorporated	5,985	300,806
Fifth Third Bancorp #	7,917	162,140
Grupo Financiero Banorte SAB de CV	3,900	25,946
HDFC Bank Limited ADR	410	19,434
HSBC Holdings plc	4,600	49,316
Itau Unibanco Holding SA ADR	1,434	22,084
JPMorgan Chase & Company	4,569	263,494
KeyCorp	17,270	233,836
Mitsubishi UFJ Financial Group Incorporated	5,200	30,666
PNC Financial Services Group Incorporated	886	73,148
Shinhan Financial Group Company Limited	440	21,731
Shinsei Bank Limited	13,000	27,489
Signature Bank †	2,560	292,838
Standard Chartered plc	844	17,503
SunTrust Banks Incorporated #	5,570	211,939
Svenska Handelsbanken AB	399	19,216

		3,012,408

Capital Markets: 1.44%
Anima Holding SpA †	3,925	23,378
Apollo Global Management LLC	4,705	123,553
Ares Capital Corporation	775	12,950
Banca Generali SpA	466	13,014
BlackRock Incorporated	140	42,662
Fortress Investment Group LLC Class A	8,500	61,540
Goldman Sachs Group Incorporated	100	17,287
Henderson Group plc	15,236	62,283
Ichiyoshi Securities Company Limited	1,700	20,918
Julius Baer Group Limited	1,495	63,421
Lazard Limited	4,140	216,522
Motors Liquidation Company GUC Trust	4,802	115,728
The Blackstone Group LP	8,515	278,270
WL Ross Holding Corporation †	40,000	412,000

		1,463,526

Consumer Finance: 0.55%
Ally Financial Incorporated †	5,208	119,576
Capital One Financial Corporation #	4,765	379,008
Discover Financial Services	800	48,848
Santander Consumer USA Holdings Incorporated	447	8,569

		556,001

Diversified Financial Services: 0.75%
Bolsas y Mercados Espanoles	149	6,770
ING Groep NV †	1,313	17,053
McGraw Hill Financial Incorporated	5,077	407,277
Moody’s Corporation	3,820	332,340

		763,440

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Insurance: 1.61%
ACE Limited	365	$36,537
Ageas NV	382	13,710
Ambac Financial Group Incorporated †	5,355	121,344
American International Group Incorporated #	6,158	320,093
Assicurazioni Generali SpA	2,294	47,883
Delta Lloyd NV	1,298	29,982
Direct Line Insurance Group plc	4,983	23,919
Marsh & McLennan Companies Incorporated	1,693	85,954
MetLife Incorporated	1,225	64,435
Muenchener Rueckversicherungs Gesellschaft AG	87	18,459
NN Group NV †	224	6,314
Principal Financial Group Incorporated #	11,828	587,615
Prudential Financial Incorporated #	1,963	170,722
T&D Holdings Incorporated	2,800	35,142
Tokio Marine Holdings Incorporated	325	10,220
Zurich Financial Services AG	229	66,527

		1,638,856

Real Estate Management & Development: 0.43%
Castellum AB	1,357	22,770
CBRE Group Incorporated †	5,444	167,893
City Developments Limited	2,000	16,892
Deutsche Wohnen AG	783	16,942
Leopalace21 Corporation †	3,900	17,362
Mitsui Fudosan Company Limited	900	29,721
PT Bekasi Fajar Industrial Estate Tbk	282,600	14,197
Realogy Holdings Corporation †	4,216	154,980

		440,757

REITs: 0.86%
AvalonBay Communities Incorporated	100	14,808
Campus Crest Communities Incorporated	13,559	108,472
Chimera Investment Corporation	80,900	256,453
Colony Financial Incorporated	9,509	210,624
Icade SA	196	18,920
Northstar Realty Finance Corporation	7,500	120,750
Pennymac Mortgage Investment Trust	5,300	113,473
Two Harbors Investment Corporation	1,640	16,777
Weyerhaeuser Company	270	8,456

		868,733

Health Care: 7.06%

Biotechnology: 0.70%
Alnylam Pharmaceuticals Incorporated †	450	24,323
Amgen Incorporated #	242	30,828
Biogen Idec Incorporated †	75	25,079
Gilead Sciences Incorporated †	5,324	487,412
Incyte Corporation †	395	18,790
Innate Pharma SA †	960	9,527
Regeneron Pharmaceuticals Incorporated †	157	49,647

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	15

Security name	Shares	Value

Biotechnology (continued)
Tesaro Incorporated †	720	$20,707
Vertex Pharmaceuticals Incorporated †	545	48,456

		714,769

Health Care Equipment & Supplies: 1.73%
Becton Dickinson & Company	2,100	244,104
Covidien plc	2,722	235,480
Intuitive Surgical Incorporated †#	305	139,553
Medtronic Incorporated #	10,915	673,892
Nikkiso Company Limited	1,100	13,007
St. Jude Medical Incorporated #	6,840	445,900

		1,751,936

Health Care Providers & Services: 2.37%
Brookdale Senior Living Incorporated †	8,091	280,353
Cardinal Health Incorporated #	4,720	338,188
Cigna Corporation #	3,301	297,222
Envision Healthcare Holdings Incorporated †	760	27,170
Express Scripts Holding Company †#	3,859	268,779
HCA Holdings Incorporated †#	5,915	386,308
McKesson Corporation #	928	178,046
Tenet Healthcare Corporation †	4,035	212,927
UnitedHealth Group Incorporated #	3,237	262,359
Universal Health Services Incorporated Class B	1,429	152,331

		2,403,683

Life Sciences Tools & Services: 0.19%
Agilent Technologies Incorporated #	3,004	168,494
Illumina Incorporated †	166	26,545

		195,039

Pharmaceuticals: 2.07%
Actavis plc †#	1,100	235,686
Allergan Incorporated #	371	61,534
Almirall SA †	899	13,742
AstraZeneca plc	377	27,527
AstraZeneca plc ADR	928	67,549
Bristol-Myers Squibb Company	2,801	141,787
China Shineway Pharmaceutical Group Limited	6,000	10,035
Daiichi Sankyo Company Limited	1,000	18,184
Eisai Company Limited	500	21,180
Johnson & Johnson	705	70,563
Merck & Company Incorporated	5,243	297,487
Mylan Laboratories Incorporated †	340	16,786
Ono Pharmaceutical Company Limited	1,025	86,704
Pfizer Incorporated #	14,723	422,550
Roche Holdings AG	494	143,362
Salix Pharmaceuticals Limited †	216	28,493
Shionogi & Company Limited	1,100	23,748

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Pharmaceuticals (continued)
Takeda Pharmaceutical Company Limited	600	$27,367
Valeant Pharmaceuticals International Incorporated †#	3,348	393,022

		2,107,306

Industrials: 7.35%

Aerospace & Defense: 1.39%
Airbus Group NV	3,762	218,272
DigitalGlobe Incorporated †	1,156	30,229
Esterline Technologies Corporation †	250	27,138
Lockheed Martin Corporation	235	39,238
MOOG Incorporated Class A †	315	20,796
Precision Castparts Corporation	1,989	455,083
Rolls-Royce Holdings plc	1,826	31,875
Safran SA	535	31,440
TransDigm Group Incorporated	1,747	293,356
United Technologies Corporation	2,516	264,557

		1,411,984

Air Freight & Logistics: 0.92%
Deutsche Post AG	516	16,509
FedEx Corporation	2,714	398,632
United Parcel Service Incorporated Class B	5,401	524,383

		939,524

Airlines: 0.01%
AirAsia Bhd	15,700	11,963

Building Products: 0.27%
Armstrong World Industries Incorporated †	152	7,399
Fortune Brands Home & Security Incorporated	7,158	270,501

		277,900

Commercial Services & Supplies: 0.07%
Clean Harbors Incorporated †	311	17,923
Edenred	1,229	38,415
Knoll Incorporated	1,100	18,491

		74,829

Construction & Engineering: 0.02%
Balfour Beatty plc	3,891	15,628

Electrical Equipment: 0.66%
Acuity Brands Incorporated	2,225	238,676
Denyo Company Limited	1,100	16,715
NIDEC Corporation	800	52,101
Schneider Electric SA	1,123	95,182
SolarCity Corporation †	3,800	271,814

		674,488

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	17

Security name	Shares	Value

Industrial Conglomerates: 0.41%
Alfa SA de CV	7,500	$20,480
Danaher Corporation	4,611	340,661
Doosan Corporation	113	13,502
General Electric Company	800	20,120
Siemens AG	158	19,512

		414,275

Machinery: 1.78%
Allison Transmission Holdings Incorporated	11,283	330,366
Arcam AB †	521	14,286
Atlas Copco AB Class A	1,668	49,765
Flowserve Corporation	439	32,504
Kone Oyj Class B	692	29,097
Okuma Corporation	3,000	27,590
Pall Corporation	3,695	286,252
SKF AB Class B	1,279	30,149
Stanley Black & Decker Incorporated	2,358	206,207
Sulzer AG	100	13,223
The Greenbrier Companies Incorporated	1,480	95,386
The Timken Company	8,242	365,121
Toro Company	5,000	296,650
Trelleborg AB Class B	1,441	27,598

		1,804,194

Marine: 0.02%
Kuehne & Nagel International AG	146	19,470

Professional Services: 0.40%
IHS Incorporated Class A †	308	40,462
Manpower Incorporated	270	21,030
Nielsen Holdings NV	7,497	345,686

		407,178

Road & Rail: 1.23%
Canadian National Railway Company	730	48,801
DSV AS	1,208	38,148
Hitachi Transport System Limited	1,100	16,644
J.B. Hunt Transport Services Incorporated	410	31,677
Kansas City Southern	1,458	159,009
Old Dominion Freight Line Incorporated †	3,245	205,993
Saia Incorporated †	1,793	81,850
Union Pacific Corporation	6,831	671,555

		1,253,677

Trading Companies & Distributors: 0.10%
HD Supply Holdings Incorporated †	1,313	33,376
Mitsubishi Corporation	400	8,429
Rexel SA	3,003	58,188

		99,993

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Transportation Infrastructure: 0.07%
BBA Aviation plc	6,700	$35,942
Jiangsu Express Company Limited	30,000	36,465

		72,407

Information Technology: 5.88%

Communications Equipment: 0.02%
Cisco Systems Incorporated	610	15,390

Electronic Equipment, Instruments & Components: 0.04%
TE Connectivity Limited	483	29,893
WPG Holdings Company Limited	9,000	11,932

		41,825

Internet Software & Services: 2.91%
Akamai Technologies Incorporated †	648	38,245
Baidu Incorporated ADR †	143	30,895
CoStar Group Incorporated †	160	22,997
Facebook Incorporated Class A †#	6,331	459,947
Google Incorporated Class A †#	1,980	1,147,509
Google Incorporated Class C †	277	158,333
LinkedIn Corporation Class A †#	652	117,777
Qihoo 360 Technology Company Limited ADR †	4,562	415,826
Tencent Holdings Limited	20,525	333,321
Yahoo! Incorporated †#	5,971	213,822
Yelp Incorporated †	270	18,133

		2,956,805

IT Services: 1.16%
Amadeus IT Holding SA	233	9,169
Automatic Data Processing Incorporated	416	33,825
Cognizant Technology Solutions Corporation Class A †#	13,434	658,938
International Business Machines Corporation	104	19,934
MasterCard Incorporated Class A	5,532	410,198
Teradata Corporation †	700	29,512
Total System Services Incorporated	655	20,960

		1,182,536

Semiconductors & Semiconductor Equipment: 0.47%
Applied Materials Incorporated	1,765	36,994
Freescale Semiconductor Limited †	1,005	20,120
Intel Corporation	1,580	53,546
Maxim Integrated Products Incorporated	3,045	89,249
Micron Technology Incorporated †	1,795	54,837
NXP Semiconductor NV †	1,168	72,825
Samsung Electronics Company Limited	15	19,413
Sumco Corporation	2,600	23,935
SunEdison Incorporated †	1,650	33,000
SunPower Corporation †	490	17,998
Taiwan Semiconductor Manufacturing Company Limited	7,000	28,065

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	19

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Company Limited ADR	1,200	$24,000

		473,982

Software: 0.53%
Activision Blizzard Incorporated	2,671	59,777
Adobe Systems Incorporated †	450	31,100
Autodesk Incorporated †	1,027	54,790
Cadence Design Systems Incorporated †	1,635	27,517
Concur Technologies Incorporated †	476	44,249
Glu Mobile Incorporated †	2,040	11,444
Microsoft Corporation	2,722	117,482
Monitise plc †	32,544	25,032
Oracle Corporation	1,067	43,096
Salesforce.com Incorporated †	1,970	106,873
Tableau Software Incorporated Class A †	295	19,175

		540,535

Technology Hardware, Storage & Peripherals: 0.75%
Apple Incorporated	512	48,932
EMC Corporation #	7,027	205,892
Stratasys Limited †	300	30,162
Western Digital Corporation #	4,831	482,279

		767,265

Materials: 3.08%

Chemicals: 2.65%
Akzo Nobel NV	286	20,599
BASF SE	337	34,877
Celanese Corporation Class A	335	19,500
CF Industries Holdings Incorporated	2,600	650,884
E.I. du Pont de Nemours & Company	3,688	237,175
Ecolab Incorporated	3,209	348,273
Givaudan SA	9	14,720
Methanex Corporation	400	26,032
Platform Specialty Products Corporation †	1,080	26,687
Platform Specialty Products Corporation - Private Placement Shares (a)†(i)	95	2,207
Praxair Incorporated	399	51,128
PTT Global Chemical PCL	11,500	23,548
Rockwood Holdings Incorporated	435	34,339
The Sherwin-Williams Company	2,686	553,934
W.R. Grace & Company †	7,200	655,200

		2,699,103

Construction Materials: 0.07%
Cemex SAB de CV ADR †	1,954	24,542
Headwaters Incorporated †	315	3,385
Lafarge SA	253	19,692
Martin Marietta Materials Incorporated	185	22,983

		70,602

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Containers & Packaging: 0.06%
AMVIG Holdings Limited	36,000	$13,509
Packaging Corporation of America	675	44,658

		58,167

Metals & Mining: 0.23%
Barrick Gold Corporation	4,739	85,681
BHP Billiton plc	594	20,263
Freeport-McMoRan Copper & Gold Incorporated Class B	1,965	73,137
Reliance Steel & Aluminum Company	380	25,935
Rio Tinto plc ADR	475	27,213

		232,229

Paper & Forest Products: 0.07%
International Paper Company	1,440	68,400

Telecommunication Services: 1.82%

Diversified Telecommunication Services: 1.30%
Nippon Telegraph & Telephone Corporation	850	56,444
Royal KPN NV †	34,282	109,622
Telefonica Deutschland Holding AG	13,063	102,134
Telenor ASA	3,547	81,627
Verizon Communications Incorporated #	19,282	972,199

		1,322,026

Wireless Telecommunication Services: 0.52%
NTT DoCoMo Incorporated	2,800	49,101
SmarTone Telecommunications Holding Limited	12,500	18,161
SoftBank Corporation	2,696	193,811
T-Mobile USA Incorporated †	7,061	232,589
Total Access Communication PCL	4,500	14,376
Vodafone Group plc	5,133	17,093

		525,131

Utilities: 0.30%

Electric Utilities: 0.13%
Cheung Kong Infrastructure Holdings Limited	6,560	46,216
Edison International	300	16,440
Hokkaido Electric Power Company Incorporated †	2,100	18,193
Korea Electric Power Corporation	320	13,205
Kyushu Electric Power Company Incorporated †	700	7,772
The Southern Company	230	9,957
Xcel Energy Incorporated	750	23,100

		134,883

Gas Utilities: 0.06%
SNAM Rete Gas SPA	5,848	34,473
Xinao Gas Holdings Limited	4,600	32,537

		67,010

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	21

Security name			Shares	Value

Independent Power & Renewable Electricity Producers: 0.03%
China Longyuan Power Group			27,000	$27,434

Multi-Utilities: 0.04%
CenterPoint Energy Incorporated			874	21,256
National Grid plc			1,357	19,328

				40,584

Water Utilities: 0.04%
Guangdong Investment Limited			35,500	39,812

Total Common Stocks (Cost $52,799,311)				53,787,207

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 4.80%

Consumer Discretionary: 1.09%

Automobiles: 0.10%
Tesla Motors Incorporated	0.25%	3-1-2019	$60,000	56,438
Tesla Motors Incorporated	1.25	3-1-2021	45,000	42,047

				98,485

Hotels, Restaurants & Leisure: 0.59%
Caesars Entertainment Operating Company Incorporated	8.50	2-15-2020	15,000	13,125
Caesars Entertainment Operating Company Incorporated	9.00	2-15-2020	650,000	537,875
Caesars Entertainment Operating Company Incorporated	11.25	6-1-2017	55,000	48,400

				599,400

Media: 0.32%
CSC Holdings LLC 144A #	5.25	6-1-2024	335,000	320,763

Specialty Retail: 0.08%
New Albertsons Incorporated	6.63	6-1-2028	5,000	4,175
New Albertsons Incorporated	7.45	8-1-2029	5,000	4,638
New Albertsons Incorporated	7.75	6-15-2026	25,000	24,375
New Albertsons Incorporated	8.00	5-1-2031	35,000	33,688
New Albertsons Incorporated	8.70	5-1-2030	20,000	19,850

				86,726

Financials: 1.55%

Capital Markets: 0.01%
New Mountain Finance Corporation 144A	5.00	6-15-2019	15,000	15,141

Insurance: 0.87%
Ambac Assurance Corporation 144A	5.10	6-7-2020	500,000	560,000
Hub Holdings LLC/Hub Holdings Finance Incorporated 144A	8.13	7-15-2019	325,000	320,938

				880,938

REITs: 0.67%
Spirit Realty Capital Incorporated	2.88	5-15-2019	250,000	250,781
Spirit Realty Capital Incorporated	3.75	5-15-2021	195,000	197,072

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

REITs (continued)
Starwood Waypoint Residential Trust 144A	3.00%	7-1-2019	$235,000	$237,938

				685,791

Industrials: 1.14%

Aerospace & Defense: 0.64%
TransDigm Group Incorporated 144A	6.00	7-15-2022	650,000	653,250

Commercial Services & Supplies: 0.11%
Ceridian LLC/Comdata Incorporated 144A	8.13	11-15-2017	105,000	104,738

Transportation Infrastructure: 0.39%
Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.00	7-30-2019	400,000	397,000

Information Technology: 0.42%

Semiconductors & Semiconductor Equipment: 0.42%
SunEdison Incorporated	0.25	1-15-2020	430,000	431,881

Materials: 0.60%

Metals & Mining: 0.60%
Essar Steel Minnesota LLC 144A	11.50	5-15-2020	10,000	10,250
Thompson Creek Metals Company Incorporated #	7.38	6-1-2018	270,000	263,925
Walter Energy Incorporated 144A	9.50	10-15-2019	335,000	332,488

				606,663

Total Corporate Bonds and Notes (Cost $4,865,832)				4,880,776

Foreign Corporate Bonds and Notes @: 0.51%

Consumer Discretionary: 0.51%

Diversified Consumer Services: 0.51%
Odeon & UCI Finco plc (GBP)	9.00	8-1-2018	300,000	514,087

Total Foreign Corporate Bonds and Notes (Cost $531,137)				514,087

			Shares

Investment Companies: 7.47%
AQR Managed Futures Strategy Fund Class I			759,878	7,598,784

Total Investment Companies (Cost $7,500,000)				7,598,784

			Principal
Municipal Obligations: 0.47%

Puerto Rico: 0.47%
Puerto Rico Public Buildings Authority Government Facilities Revenue Bonds Series T (Miscellaneous Revenue)	5.60	7-1-2030	$650,000	480,753

Total Municipal Obligations (Cost $488,392)				480,753

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	23

Security name	Dividend yield			Shares	Value

Preferred Stocks: 0.03%

Industrials: 0.02%

Transportation Infrastructure: 0.02%
Uber Technologies Incorporated †(a)(i)	0.00%			304	$18,864

Utilities: 0.01%

Electric Utilities: 0.01%
Companhia Paranaense de Energia	6.08			600	9,309

Total Preferred Stocks (Cost $27,566)					28,173

	Strike price		Expiration date	Contracts

Purchased Put Options: 0.23%
Anadarko Petroleum Corporation	80	USD	8-16-2014	2,400	4
Apple Incorporated	94	USD	8-16-2014	800	1,048
Bank of Nova Scotia	60	CAD	1-17-2015	3,500	642
iShares Russell 2000 ETF	110	USD	9-20-2014	18,000	52,020
S&P 500 Index	1,775	USD	9-20-2014	1,000	10,500
S&P 500 Index	1,700	USD	6-19-2015	3,200	172,800

Total Purchased Put Options (Cost $320,905)					237,014

				Shares
Warrants: 0.05%

Financials: 0.05%

Banks: 0.05%
JPMorgan Chase & Company †			10-28-2018	2,500	47,200

Total Warrants (Cost $47,550)					47,200

	Interest rate		Maturity date	Principal
Yankee Corporate Bonds and Notes: 1.39%

Consumer Discretionary: 0.30%

Media: 0.30%
Numericable Group SA 144A	6.25%		5-15-2024	$300,000	301,500

Materials: 0.76%

Metals & Mining: 0.76%
First Quantum Minerals Limited 144A	7.25		5-15-2022	200,000	204,000
Hudbay Minerals Incorporated 144A %%	9.50		10-1-2020	535,000	572,450

					776,450

Telecommunication Services: 0.33%

Wireless Telecommunication Services: 0.33%
Inmarsat Finance plc 144A	4.88		5-15-2022	335,000	331,650

Total Yankee Corporate Bonds and Notes (Cost $1,411,520)					1,409,600

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Yield		Shares	Value

Short-Term Investments: 22.27%

Investment Companies: 20.88%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07%		21,227,584	$21,227,584

		Maturity date	Principal
U.S. Treasury Securities: 1.39%
U.S. Treasury Bill ≈(z)	0.02	9-11-2014	$1,340,000	1,339,973
U.S. Treasury Bill ≈(z)	0.04	12-11-2014	75,000	74,988

				1,414,961

Total Short-Term Investments (Cost $22,642,534)				22,642,545

	Shares
Securities Sold Short: (20.82%)

Common Stocks: (14.91%)

Consumer Discretionary: (1.21%)

Automobiles: (0.12%)
General Motors Company	(2,400)	(81,168)
Tesla Motors Incorporated †	(168)	(37,514)

		(118,682)

Internet & Catalog Retail: (0.50%)
Amazon.com Incorporated †	(1,091)	(341,472)
TripAdvisor Incorporated †	(1,809)	(171,566)

		(513,038)

Media: (0.26%)
Viacom Incorporated Class B	(3,228)	(266,859)

Multiline Retail: (0.09%)
Target Corporation	(1,614)	(96,178)

Specialty Retail: (0.23%)
Best Buy Company Incorporated	(3,877)	(115,263)
Five Below Incorporated †	(240)	(8,789)
The Home Depot Incorporated	(1,300)	(105,105)

		(229,157)

Textiles, Apparel & Luxury Goods: (0.01%)
Kate Spade & Company †	(259)	(9,798)

Consumer Staples: (0.65%)

Food & Staples Retailing: (0.64%)
Sprouts Farmers Market Incorporated †	(96)	(2,929)
Wal-Mart Stores Incorporated	(2,446)	(179,977)
Walgreen Company	(5,224)	(359,254)
Whole Foods Market Incorporated	(2,679)	(102,391)

		(644,551)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	25

Security name	Shares	Value

Tobacco: (0.01%)
Reynolds American Incorporated	(230)	$(12,846)

Energy: (3.69%)

Energy Equipment & Services: (1.28%)
National Oilwell Varco Incorporated	(6,376)	(516,711)
Transocean Limited	(11,096)	(447,613)
Weatherford International plc †	(14,991)	(335,349)

		(1,299,673)

Oil, Gas & Consumable Fuels: (2.41%)
Antero Resources Corporation †	(3,401)	(196,442)
Chesapeake Energy Corporation	(8,876)	(234,060)
Concho Resources Incorporated †	(2,158)	(303,846)
ConocoPhillips	(5,112)	(421,740)
Continental Resources Incorporated †	(2,093)	(307,211)
EOG Resources Incorporated	(1,764)	(193,052)
Exxon Mobil Corporation	(980)	(96,961)
Noble Energy Incorporated	(1,313)	(87,301)
Petroleo Brasileiro SA ADR	(21,216)	(338,183)
Valero Energy Corporation	(5,385)	(273,558)

		(2,452,354)

Financials: (2.97%)

Banks: (0.08%)
Banco Santander SA	(1,860)	(18,544)
JPMorgan Chase & Company	(1,074)	(61,938)

		(80,482)

Capital Markets: (0.32%)
The Bank of New York Mellon Corporation	(8,461)	(330,317)

Insurance: (1.93%)
Aon plc	(7,127)	(601,234)
The Allstate Corporation	(4,347)	(254,082)
The Chubb Corporation	(5,159)	(447,337)
The Travelers Companies Incorporated	(7,405)	(663,192)

		(1,965,845)

REITs: (0.64%)
Health Care REIT Incorporated	(4,054)	(257,956)
Starwood Waypoint Residential Trust †	(822)	(21,610)
Ventas Incorporated	(5,766)	(366,141)

		(645,707)

Health Care: (1.97%)

Health Care Equipment & Supplies: (0.72%)
Abbott Laboratories	(3,035)	(127,834)
Baxter International Incorporated	(1,317)	(98,367)

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corporation †	(8,657)	$(110,636)
Covidien plc	(2,699)	(233,490)
Medtronic Incorporated	(2,602)	(160,647)

		(730,974)

Health Care Providers & Services: (0.98%)
Aetna Incorporated	(1,473)	(112,889)
Davita Healthcare Partners Incorporated †	(1,573)	(110,802)
Humana Incorpoted	(2,435)	(286,478)
UnitedHealth Group Incorporated	(4,592)	(372,182)
Wellpoint Incorporated	(1,051)	(113,003)

		(995,354)

Life Sciences Tools & Services: (0.11%)
Illumina Incorporated	(716)	(114,496)

Pharmaceuticals: (0.16%)
Johnson & Johnson	(1,658)	(165,949)

Industrials: (0.36%)

Machinery: (0.18%)
Caterpillar Incorporated	(1,832)	(184,574)

Trading Companies & Distributors: (0.18%)
Fastenal Company	(4,060)	(180,061)

Information Technology: (3.22%)

Communications Equipment: (0.37%)
Motorola Solutions Incorporated	(5,843)	(372,082)

Electronic Equipment, Instruments & Components: (0.29%)
Corning Incorporated	(15,104)	(296,794)

Internet Software & Services: (0.14%)
Twitter Incorporated †	(3,171)	(143,297)

IT Services: (0.93%)
Accenture plc Class A	(2,538)	(201,213)
Infosys Limited ADR	(6,571)	(360,222)
International Business Machines Corporation	(1,994)	(382,190)

		(943,625)

Semiconductors & Semiconductor Equipment: (0.45%)
ASML Holding NV	(2,435)	(229,280)
SunEdison Incorporated	(11,182)	(223,640)

		(452,920)

Software: (1.04%)
Adobe Systems Incorporated	(3,397)	(234,767)
Oracle Corporation	(8,676)	(350,424)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Alternative Strategies Fund	27

Security name		Shares	Value

Software (continued)
SAP SE Sponsored ADR		(866)	$(67,972)
Splunk Incorporated †		(2,829)	(133,020)
VMware Incorporated Class A †		(1,206)	(119,828)
Workday Incorporated Class A †		(1,745)	(146,301)

			(1,052,312)

Materials: (0.66%)

Metals & Mining: (0.66%)
First Quantum Minerals Limited		(20,101)	(476,739)
Newmont Mining Corporation		(7,994)	(199,131)

			(675,870)

Telecommunication Services: (0.18%)

Diversified Telecommunication Services: (0.18%)
AT&T Incorporated		(5,267)	(187,452)

			(15,161,247)

Exchange-Traded Funds (5.91%)
Consumer Discretionary Select Sector SPDR Fund		(2,342)	(154,197)
iShares Russell 2000 ETF		(4,409)	(489,796)
iShares Russell 2000 Growth ETF		(3,894)	(505,480)
ishares U.S. Home Construction ETF		(4,244)	(94,259)
ishares U.S. Real Estate ETF		(1,414)	(101,398)
SPDR S&P 500 ETF Trust		(23,300)	(4,498,997)
SPDR S&P Regional Banking ETF		(4,164)	(160,023)

			(6,004,150)

Total Securities Sold Short (Proceeds $(21,428,302))			(21,165,397)

Total investments in securities (excluding securities sold short) (Cost $90,634,747) *	90.13%		91,626,139
Total securities sold short	(20.82)		(21,165,397)
Other assets and liabilities, net	30.69		31,200,883

Total net assets	100.00%		$101,661,625

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for securities sold short.

(a)	The security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

@	Foreign bond principal is denominated in the local currency of the issuer.

%%	The security is issued on a when-issued basis.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

(z)	Zero coupon security. The rate represents the current yield to maturity.

≈	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $91,106,712 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,754,740
Gross unrealized losses	(2,235,313)

Net unrealized gains	$519,427

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Alternative Strategies Fund	Statement of assets and liabilities—July 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $69,407,163)	$70,398,555
In affiliated securities, at value (cost $21,227,584)	21,227,584

Total investments, at value (cost $90,634,747)	91,626,139
Segregated cash for securities sold short	24,738,489
Segregated cash for futures transactions	206,250
Foreign currency, at value (cost $7,459,114)	7,400,857
Receivable for investments sold	3,111,610
Receivable for dividends and interest	161,569
Receivable for daily variation margin on open futures contracts	178,213
Unrealized gains on forward foreign currency contracts	21,765
Prepaid expenses and other assets	79,574

Total assets	127,524,466

Liabilities
Dividends payable on securities sold short	19,539
Payable for investments purchased	4,336,369
Unrealized losses on total return swap transactions	1,413
Unrealized losses on forward foreign currency contracts	5,197
Payable for daily variation margin on open futures contracts	112,844
Written options, at value (premiums received $111,903)	72,000
Payable for securities sold short, at value (proceeds $21,428,302)	21,165,397
Advisory fee payable	73,315
Distribution fees payable	727
Administration fees payable	11,728
Accrued expenses and other liabilities	64,312

Total liabilities	25,862,841

Total net assets	$101,661,625

NET ASSETS CONSIST OF
Paid-in capital	$100,798,613
Accumulated net investment loss	(24,113)
Accumulated net realized losses on investments	(394,725)
Net unrealized gains on investments	1,281,850

Total net assets	$101,661,625

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,570,915
Shares outstanding – Class A1	155,840
Net asset value per share – Class A	$10.08
Maximum offering price per share – Class A2	$10.69
Net assets – Class C	$1,133,431
Shares outstanding – Class C1	112,656
Net asset value per share – Class C	$10.06
Net assets – Administrator Class	$1,119,495
Shares outstanding – Administrator Class[1]	111,014
Net asset value per share – Administrator Class	$10.08
Net assets – Institutional Class	$97,837,784
Shares outstanding – Institutional Class[1]	9,700,000
Net asset value per share – Institutional Class	$10.09

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2014[1]	Wells Fargo Advantage Alternative Strategies Fund	29

Investment income
Dividends*	$242,533
Interest	84,611
Income from affiliated securities	4,420

Total investment income	331,564

Expenses
Advisory fee	460,257
Administration fees
Fund level	12,785
Class A	898
Class C	719
Administrator Class	277
Institutional Class	19,737
Shareholder servicing fees
Class A	863
Class C	691
Administrator Class	691
Distribution fees
Class C	2,073
Custody and accounting fees	31,709
Professional fees	128,356
Registration fees	11,448
Shareholder report expenses	22,522
Trustees’ fees and expenses	3,000
Dividends on securities sold short	95,169
Prime broker fees	52,730
Other fees and expenses	2,499

Total expenses	846,424
Less: Fee waivers and/or expense reimbursements	(142,547)

Net expenses	703,877

Net investment loss	(372,313)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	478,540
Futures transactions	303,591
Foreign currency and foreign currency translations	(49,776)
Forward foreign currency contract transactions	(32,207)
Securities sold short	(748,740)
Total return swap transactions	(6)

Net realized losses on investments	(48,598)

Net change in unrealized gains (losses) on:
Unaffiliated securities	991,392
Futures transactions	31,148
Foreign currency and foreign currency translations	(58,653)
Forward foreign currency contract transactions	16,568
Written options	39,903
Securities sold short	262,905
Total return swap transactions	(1,413)

Net change in unrealized gains on investments	1,281,850

Net realized and unrealized gains (losses) on investments	1,233,252

Net increase in net assets resulting from operations	$860,939

* Net of foreign dividend withholding taxes in the amount of	$5,529

1.	For the period from April 30, 2014 (commencement of operations) to July 31, 2014

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Alternative Strategies Fund	Statement of changes in net assets

	Year ended July 31, 2014[1]

Operations
Net investment loss		$(372,313)
Net realized losses on investments		(48,598)
Net change in unrealized gains (losses) on investments		1,281,850

Net increase in net assets resulting from operations		860,939

Capital share transactions	Shares
Proceeds from shares sold
Class A	156,226	1,567,098
Class C	112,656	1,127,500
Administrator Class	111,014	1,110,000
Institutional Class	9,700,000	97,000,000

		100,804,598

Payment for shares redeemed
Class A	(386)	(3,912)

Net increase in net assets resulting from capital share transactions		100,800,686

Total increase in net assets		101,661,625

Net assets
Beginning of period		0

End of period		$101,661,625

Accumulated net investment loss		$(24,113)

1.	For the period from April 30, 2014 (commencement of operations) to July 31, 2014

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Alternative Strategies Fund	31

(For a share outstanding throughout the period)

CLASS A	Year ended July 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.04)
Net realized and unrealized gains (losses) on investments	0.12

Total from investment operations	0.08
Net asset value, end of period	$10.08
Total return[2]	0.80%
Ratios to average net assets (annualized)
Gross expenses[3]	3.77%
Net expenses[3]	3.00%
Net investment loss	(1.70)%
Supplemental data
Portfolio turnover rate	92%
Net assets, end of period (000s omitted)	$1,571

1.	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Ratios include fees for the prime broker and expenses from dividends and interest on securities sold short in the amount of 0.58%.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Alternative Strategies Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS C	Year ended July 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.06)
Net realized and unrealized gains (losses) on investments	0.12

Total from investment operations	0.06
Net asset value, end of period	$10.06
Total return[2]	0.60%
Ratios to average net assets (annualized)
Gross expenses[3]	4.49%
Net expenses[3]	3.75%
Net investment loss	(2.45)%
Supplemental data
Portfolio turnover rate	92%
Net assets, end of period (000s omitted)	$1,133

1.	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Ratios include fees for the prime broker and expenses from dividends and interest on securities sold short in the amount of 0.58%.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Alternative Strategies Fund	33

(For a share outstanding throughout the period)

ADMINISTRATOR CLASS	Year ended July 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.04)
Net realized and unrealized gains (losses) on investments	0.12

Total from investment operations	0.08
Net asset value, end of period	$10.08
Total return[2]	0.90%
Ratios to average net assets (annualized)
Gross expenses[3]	3.57%
Net expenses[3]	2.84%
Net investment loss	(1.54)%
Supplemental data
Portfolio turnover rate	92%
Net assets, end of period (000s omitted)	$1,119

1.	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

2.	Returns for periods of less than one year are not annualized.

3.	Ratios include fees for the prime broker and expenses from dividends and interest on securities sold short in the amount of 0.58%.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Alternative Strategies Fund	Financial highlights

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended July 31, 2014[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.04)
Net realized and unrealized gains (losses) on investments	0.13

Total from investment operations	0.09
Net asset value, end of period	$10.09
Total return[2]	0.90%
Ratios to average net assets (annualized)
Gross expenses[3]	3.29%
Net expenses[3]	2.74%
Net investment loss	(1.44)%
Supplemental data
Portfolio turnover rate	92%
Net assets, end of period (000s omitted)	$97,838

1.	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

2.	Returns for periods of less than one year are not annualized.

3.	Ratios include fees for the prime broker and expenses from dividends and interest on securities sold short in the amount of 0.58%.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	35

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Alternative Strategies Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities, options, and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC options, swaps, and exotics (i.e. caps, floors, etc.) are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On July 31, 2014, such fair value pricing was used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair

36	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk, equity price risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	37

on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers, which use prices provided by market makers, and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

Total return swaps

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income

38	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the three fiscal years since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2014, the year the Fund commenced operations.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(2,073)	$348,200	$(346,127)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	39

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$8,796,432	$813,502	$0	$9,609,934
Consumer staples	2,788,687	411,659	0	3,200,346
Energy	6,187,359	131,885	0	6,319,244
Financials	7,962,083	781,638	0	8,743,721
Health care	6,778,350	394,383	0	7,172,733
Industrials	6,585,218	892,292	0	7,477,510
Information technology	5,527,471	450,867	0	5,978,338
Materials	3,002,634	123,660	2,207	3,128,501
Telecommunication services	1,222,949	624,208	0	1,847,157
Utilities	70,753	238,970	0	309,723

Corporate bonds and notes	0	4,880,776	0	4,880,776

Foreign corporate bonds and notes	0	514,087	0	514,087

Investment companies	7,598,784	0	0	7,598,784

Municipal obligations	0	480,753	0	480,753

Preferred stocks
Industrials	0	0	18,864	18,864
Utilities	9,309	0	0	9,309

Purchased put options	0	237,014	0	237,014

Warrants
Financials	0	47,200	0	47,200

Yankee corporate bonds and notes	0	1,409,600	0	1,409,600

Short-term investments
Investment companies	21,227,584	0	0	21,227,584
U.S. Treasury securities	1,414,961	0	0	1,414,961
	79,172,574	12,432,494	21,071	91,626,139

Forward foreign currency contracts	0	21,765	0	21,765
Futures contracts	178,213	0	0	178,213
Total assets	$79,350,787	$12,454,259	$21,071	$91,826,117
Liabilities

Forward foreign currency contracts	$0	$5,197	$0	$5,197

Futures contracts	112,844	0	0	112,844

Securities sold short	21,165,397	0	0	21,165,397

Total return swap contracts	0	1,413	0	1,413
Written options	0	72,000	0	72,000
Total liabilities	$21,278,241	$78,610	$0	$21,356,851
Transfers in and transfers out are recognized at the end of the reporting period.

40	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.80% and declining to 1.65% as the average daily net assets of the Fund increase. For the period from April 30, 2014 to July 31, 2014, the advisory fee was equivalent to an annual rate of 1.80% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. Funds Management has engaged The Rock Creek Group, LP, Chilton Investment Company, LLC, Mellon Capital Management Corporation, Passport Capital, LLC, Pine River Capital Management L.P., River Canyon Fund Management LLC, Sirios Capital Management, L.P. and Wellington Management Company, LLP to serve as sub-advisers to the Fund. The fee for subadvisory services is borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each subadviser’s portion the Fund.

The Rock Creek Group, LP, an indirect majority owned subsidiary of Wells Fargo and an affiliate of Funds Management, is entitled to receive a fee at an annual rate starting at 0.72% and declining to 0.60% as the average daily net assets of its portion of the Fund increase. For the period from April 30, 2014 to July 31, 2014, the subadvisory fees paid to the remaining unaffiliated subadvisors was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 2.50% for Class A shares, 3.25% for Class C shares, 2.35% for Administrator Class shares, and 2.25% for Institutional Class shares. Fees for the prime broker and expenses from dividends and interest on short positions are excluded from the expense caps.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the period from April 30, 2014 to July 31, 2014, Funds Distributor received $570 from the sale of Class A shares. For the period from April 30, 2014 to July 31, 2014, there were no contingent deferred sales charges paid to Funds Distributor by Class A and Class C shareholders.

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	41

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from April 30, 2014 to July 31, 2014 were $120,075,164 and $73,518,070, respectively.

6. DERIVATIVE TRANSACTIONS

During the period from April 30, 2014 to July 31, 2014, the Fund entered into futures contracts for speculative purposes.

At July 31, 2014, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Counterparty	Type	Contract value at July 31, 2014	Unrealized gains (losses)
8-15-2014	5 Long	Morgan Stanley	Amsterdam Index	$539,436	$(3,322)
8-15-2014	6 Short	Morgan Stanley	CAC 40 Index	341,056	9,789
8-15-2014	8 Short	Morgan Stanley	IBEX 35 Index	1,146,527	(11,842)
8-28-2014	9 Long	Morgan Stanley	Hang Seng Index	1,438,017	32,619
9-8-2014	42 Short	Morgan Stanley	Euro-Bund Futures	8,322,974	(152,852)
9-11-2014	24 Long	Morgan Stanley	TOPIX Index	3,015,603	126,871
9-15-2014	4 Long	Morgan Stanley	10-Year Australian Treasury Bonds	449,388	11,490
9-15-2014	42 Short	Morgan Stanley	Australian Currency	3,891,300	34,532
9-15-2014	23 Short	Morgan Stanley	Euro Currency	3,850,200	70,641
9-15-2014	27 Short	Morgan Stanley	Japanese Currency	3,281,850	26,942
9-15-2014	12 Short	Morgan Stanley	New Zealand Currency	1,014,600	25,169
9-15-2014	3 Long	Morgan Stanley	Norwegian Krone Currency	952,380	(15,309)
9-15-2014	2 Long	Morgan Stanley	Swedish Krona Currency	578,840	(7,366)
9-15-2014	46 Short	Morgan Stanley	Swiss Franc Currency	6,329,025	99,073
9-16-2014	44 Long	Morgan Stanley	Canadian Currency	4,032,160	(69,094)
9-18-2014	1 Short	Morgan Stanley	S&P/TSX 60 Index	161,966	(4,809)
9-18-2014	5 Short	Morgan Stanley	SPI 200 Index	647,025	(4,694)
9-19-2014	5 Short	Morgan Stanley	10-Year Canadian Treasury Bonds	627,780	(1,805)
9-19-2014	37 Long	Morgan Stanley	10-Year U.S. Treasury Notes	4,610,547	(6,417)
9-19-2014	14 Long	Morgan Stanley	DAX Index	4,414,145	(227,709)
9-19-2014	32 Short	Morgan Stanley	FTSE 100 Index	3,610,259	26,076
9-19-2014	1 Short	Morgan Stanley	FTSE MIB Index	137,815	9,277
9-19-2014	21 Short	Morgan Stanley	MSCI EAFE Index	2,010,960	43,007
9-19-2014	8 Short	Morgan Stanley	MSCI Emerging Markets Index	421,840	(6,416)
9-19-2014	7 Short	Morgan Stanley	Russell 2000 Index	781,690	5,339
9-19-2014	3 Short	Morgan Stanley	S&P 500 E-Mini Index	288,720	1,762
9-19-2014	11 Short	Morgan Stanley	S&P 500 E-Mini Index	1,058,640	(3,624)
9-26-2014	18 Long	Morgan Stanley	Long Gilt Bonds	3,363,498	23,820

The Fund had an average notional amount of $19,285,259 in long futures contracts and $27,681,868 in short future contracts during the period from April 30, 2014 to July 31, 2014.

42	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

During the period from April 30, 2014 to July 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At July 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive	U.S. value at July 31, 2014	In exchange for U.S. $	Unrealized gains (losses)
9-17-2014	Morgan Stanley	31,125 CHF	$34,261	$35,049	$(788)
9-17-2014	Morgan Stanley	27,867 CHF	30,675	31,407	(732)
9-17-2014	Morgan Stanley	5,000 EUR	6,696	6,808	(112)
9-17-2014	Morgan Stanley	11,000 EUR	14,732	14,968	(236)
9-17-2014	Morgan Stanley	2,000 EUR	2,678	2,694	(16)
9-17-2014	Morgan Stanley	16,891 EUR	22,621	23,000	(379)
9-17-2014	Morgan Stanley	6,109 EUR	8,182	8,266	(84)
9-17-2014	Morgan Stanley	3,000 EUR	4,018	4,072	(54)
9-17-2014	Morgan Stanley	11,000 EUR	14,732	15,015	(283)
9-18-2014	Morgan Stanley	12,000 EUR	16,071	16,071	0
9-18-2014	Morgan Stanley	12,000 GBP	20,252	20,400	(148)
9-18-2014	Morgan Stanley	8,000 EUR	10,714	10,950	(236)
9-18-2014	Morgan Stanley	79,000 GBP	133,327	134,606	(1,279)
9-18-2014	State Street Bank	51,000 GBP	86,072	85,596	476
9-18-2014	State Street Bank	8,000 GBP	13,501	13,426	75
9-18-2014	State Street Bank	17,000 GBP	28,691	28,422	269

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at July 31, 2014	In exchange for U.S. $	Unrealized gains (losses)
9-17-2014	Morgan Stanley	623,012 CHF	$685,776	$694,802	$9,026
9-17-2014	Morgan Stanley	16,705 GBP	28,193	28,348	155
9-17-2014	Morgan Stanley	50,700 EUR	67,899	68,790	891
9-17-2014	Morgan Stanley	36,272 CHF	39,926	40,568	642
9-17-2014	Morgan Stanley	11,000 EUR	14,732	15,068	336
9-17-2014	Morgan Stanley	122,000 EUR	163,387	165,594	2,207
9-17-2014	Morgan Stanley	4,000 CAD	3,665	3,679	14
9-17-2014	Morgan Stanley	7,000 EUR	9,375	9,561	186
9-18-2014	Morgan Stanley	20,000 EUR	26,785	27,307	522
9-18-2014	Morgan Stanley	167,000 GBP	281,843	280,993	(850)
9-18-2014	Morgan Stanley	228,000 EUR	305,348	312,174	6,826
9-18-2014	Morgan Stanley	10,000 EUR	13,392	13,532	140

The Fund had average contract amounts of $6,532,701 and $12,873,828 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the period from April 30, 2014 to July 31, 2014.

During the period from April 30, 2014 to July 31, 2014, the Fund entered into written options for speculative purposes.

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	43

During the period from April 30, 2014 to July 31, 2014, the Fund had written put option activities as follows:

	Number of contracts	Premiums received
Options outstanding at April 30, 2014	0	$0
Options written	32	111,903
Options expired	0	0
Options closed	0	0
Options exercised	0	0
Options outstanding at July 31, 2014	32	$111,903

Open written put options at July 31, 2014 were as follow for the Fund:

Expiration date	Counterparty	Description	Number of contracts	Strike price	Value
6-19-2015	Morgan Stanley	S&P 500 Index	32	$1,500	$(72,000)

The Fund had an average of 32 written option contracts during the period from April 30, 2014 to July 31, 2014.

During the period from April 30, 2014 to July 31, 2014, the Fund entered into purchased option contracts for speculative purposes and had an average of 320 purchased option contracts.

The Fund entered into total return swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. During the period from April 30, 2014 to July 31, 2014, the Fund entered into total return swap contracts for speculative purposes. At July 31, 2014, the Fund had the following total return swap contracts outstanding:

Expiration	Notional amount	Swap description	Counterparty	Unrealized loss
7-14-2016	14,473 EUR	In an agreement dated 7-10-2014, the Fund makes monthly payments of 1 Month EUR LIBOR +30 basis points. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity JC Decaux SA.	Morgan Stanley	$(1,413)

The Fund had an average notional balance on total return swaps of 3,461 EUR during the period from April 30, 2014 to July 31, 2014.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of July 31, 2014 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Equity risk	Investments in unaffiliated securities, at value	$237,014	**	Payable for written options	$72,000
	Receivable for daily variation margin on open futures contracts	157,830	*	Payable for daily variation margin on open futures contracts	89,408	*
Forward foreign currency risk	Unrealized gains on forward foreign currency contracts	21,765		Unrealized losses on forward foreign currency contracts	5,197
	Receivable for daily variation margin on open futures contracts	13,748	*	Payable for daily variation margin on open futures contracts	9,503	*
Interest rate risk	Receivable for daily variation margin on open futures contracts	6,635	*	Payable for daily variation margin on open futures contracts	13,933	*
	Unrealized gains on total return swap transactions	0		Unrealized losses on total return swap transactions	1,413
		$436,992			$191,454

*	Only the current day’s variation margin as of July 31, 2014 is reported separately on the Statement of Assets and Liabilities.

**	Amount relates to purchased options

44	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the period from April 30, 2014 to July 31, 2014 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Unaffiliated securities*	Futures contracts	Forward currency contracts	Total return swaps	Total
Interest rate risk	$0	$30,251	$0	$0	$30,251
Equity risk	(32,406)	227,294	0	(6)	194,882
Forward foreign currency risk	0	46,046	(32,207)	0	13,839
	$(32,406)	$303,591	$(32,207)	$(6)	$238,972

	Change in unrealized gains (losses) on derivatives
	Unaffiliated securities*	Futures contracts	Forward currency contracts	Written options	Total return swaps	Total
Interest rate risk	$0	$27,087	$0	$0	$0	$27,087
Equity risk	(83,891)	(160,528)	0	39,903	(1,413)	(205,929)
Forward foreign currency risk	0	164,589	16,568	0	0	181,157
	$(83,891)	$31,148	$16,568	$39,903	$(1,413)	$2,315

*	Amount relates to purchased options

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	Morgan Stanley	$178,213		$(112,844)	$0	$65,369
Forward foreign currency contracts	Morgan Stanley	20,945	*	(5,197)	0	15,748
Forward foreign currency contracts	State Street Bank	820	*	0	0	820

*	Amount represents net unrealized gains.

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	45

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	Morgan Stanley	$112,844		$(112,844)	$0	$0
Total return swaps	Morgan Stanley	1,413	**	0	0	1,413
Forward foreign currency contracts	Morgan Stanley	5,197	**	(5,197)	0	0
Written options	Morgan Stanley	72,000		0	0	72,000

**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Fund has a committed credit facility to provide leverage for investment purposes. The credit facility has a commitment amount of $10 million which expires on April 30, 2015, at which point it may be renegotiated and potentially renewed for another one-year term. The Fund’s borrowings under the Facility are generally charged interest at a rate determined by the type of loan elected by the Fund. The Fund also pays a commitment fee at an annual rate equal to 0.10% on the unutilized portion of the credit facility. During the period from April 30, 2014 to July 31, 2014, the Fund did not borrow under the credit facility. During the period from April 30, 2014 to July 31, 2014, the Fund paid $1,667 in commitment fees.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the period from April 30, 2014 to July 31, 2014, the Fund did not have any distributions paid to shareholders.

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$60,666	$802,346

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

46	Wells Fargo Advantage Alternative Strategies Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Alternative Strategies Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 30, 2014 (commencement of operations) through July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Alternative Strategies Fund, as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for the period from April 30, 2014 (commencement of operations) through July 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	47

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

48	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	49

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

50	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At an in-person meeting held on May 15-16, 2014:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 15-16, 2014 (the “May Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Alternative Strategies Fund (the “Fund”); (ii) an investment sub-advisory agreement with The Rock Creek Group LP (“Rock Creek”), among the Trust for the Fund, Funds Management and Rock Creek, (iii) an investment sub-advisory agreement with Rock Creek and Chilton Investment Company, LLC (“Chilton”), among the Trust for the Fund, Funds Management, Rock Creek and Chilton (iv) an investment sub-advisory agreement with Rock Creek and Mellon Capital Management Corporation (“Mellon”) among the Trust for the Fund, Funds Management, Rock Creek and Mellon, (v) an investment sub-advisory agreement with Rock Creek and Passport Capital, LLC (“Passport”) among the Trust for the Fund, Funds Management, Rock Creek and Passport, (vi) an investment sub-advisory agreement with Rock Creek and River Canyon Fund Management LLC (“River Canyon”) among the Trust for the Fund, Funds Management, Rock Creek and River Canyon, (vii) an investment sub-advisory agreement with Rock Creek and Sirios Capital Management, L.P. (“Sirios”) among the Trust for the Fund, Funds Management, Rock Creek and Sirios, (viii) an investment sub-advisory agreement with Rock Creek and Wellington Management Company, LLC (“Wellington”) among the Trust for the Fund, Funds Management, Rock Creek and Wellington, and (ix) an investment sub-advisory agreement with Pine River Capital Management L.P. (“Pine River”) among the Trust for the Fund, Funds Management, Rock Creek and Pine River. Each of Rock Creek, Chilton, Mellon, Passport, River Canyon, Sirios, Wellington and Pine River are referred to as a “Sub-Adviser” or collectively as the “Sub-Advisers”. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with the Sub-Advisers are collectively referred to as the “Advisory Agreements.”

The Board unanimously approved certain of the Advisory Agreements at an in-person meeting on November 18-20, 2013 and the remaining Advisory Agreements at an in-person meeting on February 19-20, 2014 (collectively, the “Previous Meetings”). The terms of the Advisory Agreements approved at the May Meeting are the same as the terms of the Advisory Agreements that were approved at the Previous Meetings. Accordingly, the information considered by the Board in its approvals of the Advisory Agreements at the Previous Meetings was equally applicable to its consideration of the Advisory Agreements at the May Meeting.

A description of the factors considered and conclusions reached by the Board in its approvals of the Advisory Agreements for the Fund at each of the Previous Meetings follows. At the May Meeting, the Board considered the same factors and reached the same conclusions in its approval of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	51

BOARD CONSIDERATION OF INVESTMENT SUB-ADVISORY AGREEMENTS

At an in-person meeting held on February 19-20, 2014:

At the in-person meeting held on February 19-20, 2014 (the “February Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in any sub-advisory agreement and are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940 Act (such members, the “Independent Trustees”), discussed and unanimously approved the following new sub-advisory agreements (each, a “New Sub-Advisory Agreement”): (i) a new investment sub-advisory agreement with The Rock Creek Group LP (“Rock Creek”), among the Trust for the Fund, Funds Management and Rock Creek, (ii) a new investment sub-advisory agreement with Rock Creek and Chilton Investment Company, LLC (“Chilton”), among the Trust for the Fund, Funds Management, Rock Creek and Chilton (iii) a new investment sub-advisory agreement with Rock Creek and Mellon Capital Management Corporation (“Mellon”) among the Trust for the Fund, Funds Management, Rock Creek and Mellon, (iv) a new investment sub-advisory agreement with Rock Creek and Passport Capital, LLC (“Passport”) among the Trust for the Fund, Funds Management, Rock Creek and Passport, (v) a new investment sub-advisory agreement with Rock Creek and River Canyon Fund Management LLC (“River Canyon”) among the Trust for the Fund, Funds Management, Rock Creek and River Canyon, (vi) a new investment sub-advisory agreement with Rock Creek and Sirios Capital Management, L.P. (“Sirios”) among the Trust for the Fund, Funds Management, Rock Creek and Sirios, (vii) a new investment sub-advisory agreement with Rock Creek and Wellington Management Company, LLC (“Wellington”) among the Trust for the Fund, Funds Management, Rock Creek and Wellington, and (viii) a new investment sub-advisory agreement with Pine River Capital Management L.P. (“Pine River”) among the Trust for the Fund, Funds Management, Rock Creek and Pine River. Each of Rock Creek, Chilton, Mellon, Passport, River Canyon, Sirios, Wellington and Pine River are referred to as a “Sub-Adviser”.

The Board’s consideration and approval occurred in anticipation of the expected termination of each of the Fund’s current sub-advisory agreements with each Sub-Adviser (each, a “Current Sub-Advisory Agreement”). The expected termination results from a “change of control” (as defined in the 1940 Act) of Rock Creek, which is a party to each Current Sub-Advisory Agreement. An affiliate of Funds Management is expected to exercise an option to increase its percentage ownership interest in Rock Creek to a majority level and simultaneously obtain certain additional consent rights over Rock Creek’s business operations (the “Transaction”). The Transaction will result in a “change of control” of Rock Creek, a party to each Current Sub-Advisory Agreement, and therefore, an “assignment” of each Current Sub-Advisory Agreement.

In determining whether to approve each New Sub-Advisory Agreement, the Board received a presentation from Funds Management at the February Meeting regarding the Transaction (the “Presentation”). The Presentation included, among other things: (i) information regarding the current and expected ownership structure of Rock Creek as a result of the Transaction; (ii) a copy of the form of New Sub-Advisory Agreement; (iii) representations by Rock Creek that there would be no change to Rock Creek’s operations, management, portfolio management staffing or compliance policies and procedures as they relate to the provision of investment sub-advisory services to the Fund, and that the Transaction will have no corresponding impacts on Chilton, Mellon, Passport, River Canyon, Sirios, Wellington or Pine River; and (iv) assurances from Funds Management that there would be no changes to the investment objective or principal investment strategies of the Fund.

The Board also considered the detailed materials that it had received from Funds Management and the Sub-Advisers as part of the initial approval of each Current Sub-Advisory Agreement. At a previous in-person meeting held on November 18-20, 2013 (the “November Meeting”), the Board unanimously approved the Current Sub-Advisory Agreements with Rock Creek, Chilton, Mellon, Passport, River Canyon, Sirios and Wellington, and at the February Meeting the Board unanimously approved the Current Sub-Advisory Agreement with Rock Creek and Pine River. The terms of the New Sub-Advisory Agreements are the same as the terms of the Current Sub-Advisory Agreements, except for the dates and related references. Accordingly, the information considered by the Board in its initial approvals of the Current Sub-Advisory Agreements at the November Meeting (with respect to the Current Sub-Advisory Agreements with Rock Creek, Chilton, Mellon, Passport, River Canyon, Sirios and Wellington) and at the February Meeting (with respect to the Current Sub-Advisory Agreement with Rock Creek and Pine River) was equally applicable to its consideration of the New Sub-Advisory Agreements at the February Meeting, except with respect to the percentage of ownership that the affiliate of Funds Management would possess in Rock Creek and Rock Creek’s status as an “affiliated person” (as that term is defined in the 1940 Act) of Funds Management following the closing of the Transaction.

A description of the factors considered and conclusions reached by the Board in its initial approvals of the Current Sub-Advisory Agreements for the Fund at the November Meeting and at the February Meeting follow. At the February Meeting, the Board considered the same factors (other than noting the change in ownership percentage that the affiliate of Funds Management would possess in Rock Creek and the affiliation status of Rock Creek) and reached the same conclusions in its approval of the New Sub-Advisory Agreements.

52	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a special telephonic meeting held on November 5, 2013 and at an in-person meeting held on November 18-20, 2013:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the investment advisory and sub-advisory agreements for any new fund of the Trust. In this regard, at a special telephonic meeting held on November 5, 2013, and at an in-person meeting held on November 18-20, 2013 (collectively, the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Alternative Strategies Fund (the “Fund”), (ii) an investment sub-advisory agreement with The Rock Creek Group LP (“Rock Creek”) for the Fund, (iii) an investment sub-advisory agreement with Rock Creek and Chilton Investment Company, LLC (“Chilton”) for the Fund, (iv) an investment sub-advisory agreement with Rock Creek and Mellon Capital Management Corporation (“Mellon”) for the Fund, (v) an investment sub-advisory agreement with Rock Creek and Passport Capital, LLC (“Passport”) for the Fund, (vi) an investment sub-advisory agreement with Rock Creek and River Canyon Fund Management LLC (“River Canyon”) for the Fund, (vii) an investment sub-advisory agreement with Rock Creek and Sirios Capital Management, L.P. (“Sirios”) for the Fund, and (viii) an investment sub-advisory agreement with Rock Creek and Wellington Management Company, LLC (“Wellington”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Rock Creek, Chilton, Mellon, Passport, River Canyon, Sirios and Wellington (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and each Sub-Adviser and entering into the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees in advance of the Meeting. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Funds Management with respect to other funds of the Trust. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the approval of the Advisory Agreements is in the best interest of the Fund, and that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management and each of the Sub-Advisers, and the qualifications, background, tenure and responsibilities of each of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. The Board also met, in person or by video conference, with representatives of each Sub-Adviser. The Board received information about Rock Creek’s asset allocation and overlay services, and each other Sub-Adviser’s plans with respect to the investment process and portfolio strategy, the approach to security selection and the overall positioning of their managed portion of the Fund’s portfolio.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers, and the compliance oversight to be provided by Funds Management and Rock Creek. The Board considered the allocation of responsibilities among Funds Management, Rock Creek and the other Sub-

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	53

Advisers. In addition, the Board took into account the administrative and other services that will be provided to the Fund by Funds Management and its affiliates and Funds Management’s oversight of the Fund’s various service providers. The Board also took note of the expertise of Funds Management in identifying, analyzing and evaluating various attribution and performance metrics, which would be among its duties under the proposed Advisory Agreements.

Fund performance and expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board considered historical performance information of each Sub-Adviser and simulated performance information from Rock Creek based on the investment strategies proposed for the Fund as a whole as well as for each of the Sub-Adviser with respect to their respective asset sleeves. The Board recognized the inherent limitations of the information, but noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board considered the anticipated expense ratios for the Fund. The Board received and considered information regarding the Fund’s anticipated net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these expense ratios in comparison to the median ratios of funds in a class-specific expense group (the “Expense Group”) that was determined by Lipper, Inc. (“Lipper”) to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. Based on the Lipper report, the Board noted that the Fund’s net operating expense ratios were higher than the median ratios of the Fund’s Expense Group. However, the Board noted that, unlike the Fund, many of the funds in the Expense Group do not have multiple sub-advisers and do not utilize multiple investment strategies.

Due to the limitations on the data reflected in the Expense Group, the Board also reviewed the anticipated expense ratios for the Fund in comparison to the median ratios of funds in a class-specific supplemental expense group (the “Supplemental Group”) that was determined by a third-party research consultant engaged by Funds Management to be similar to the Fund because the Supplemental Group consisted of only funds utilizing multiple sub-advisers and multiple investment strategies similar to those proposed for the Fund. The Board received a description of the methodology used by the consultant to select the mutual funds in the Supplemental Group. The Board noted that the Fund’s net operating expense ratios were lower than or in line with the median ratios of the Supplemental Group selected by the consultant.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the expense structure of the Fund supported the approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that would be payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to each Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the Expense Group at a common asset level. The Board noted that the Management Rates of the Fund were higher than the median rates for the Fund’s Expense Group. However, the Board noted that many of the funds in the Expense Group do not have multiple sub advisers and do not utilize multiple investment strategies, which are distinguishing features. The Board also took into account the contractual fee waivers to which Funds Management had agreed.

The Board also received and considered information about the portion of the total advisory fee that would be retained by Funds Management after payment of fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated extensive information about the nature and extent of responsibilities that would be retained and the risks that would be assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. The Board also considered that the Sub-Advisory Agreement Rates had been negotiated with the Sub-Advisers on an arm’s-length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Board had previously

54	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as private funds and institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and each Sub-Advisory Agreement Rate were reasonable in light of the services to be covered by the Advisory Agreements.

Profitability

The Board acknowledged that there is no actual profitability information for a new fund but noted that, as part of the annual contract review process in 2013, it had received and considered an analysis of the profitability of Funds Management, as well as an analysis of the profitability of Wells Fargo as a whole, realized from providing services to the Wells Fargo Advantage Fund family. The Board did not receive or consider separate profitability information with respect to the Sub-Advisers because none of the Sub-Advisers have previously provided sub-advisory services to the Wells Fargo Advantage Fund family.

The Board noted that it would have an opportunity to review profitability earned from the Fund in the context of future annual contract renewals.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which would operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by Funds Management, the Sub-Advisers, and their affiliates, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and a Sub-Adviser’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products and services offered by Funds Management, the Sub-Advisers, and their affiliates, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, would serve as distributor to the Fund and would receive certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Funds Management and its affiliates, or the Sub-Advisers and their affiliates, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved entering into the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	55

BOARD CONSIDERATION OF INVESTMENT SUB-ADVISORY AGREEMENT

At a special telephonic meeting held on January 14, 2014, and at in-person meetings held on November 18-20, 2013 and February 19-20, 2014:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the investment advisory and sub-advisory agreements for any new fund of the Trust. In this regard, at a special telephonic meeting held on January 14, 2014 (the “January Meeting”), and at in-person meetings held on November 18-20, 2013 (the “November Meeting”) and February 19-20, 2014 (the “February Meeting”, and collectively with the November Meeting and the January Meeting, the “Meetings”), the Board reviewed an investment sub-advisory agreement for Wells Fargo Advantage Alternative Strategies Fund (the “Fund”) among the Trust, on behalf of the Fund, Wells Fargo Funds Management, LLC (“Funds Management”), as investment adviser, The Rock Creek Group LP (“Rock Creek”), as investment sub-adviser performing asset allocation and overlay services, and Pine River Capital Management L.P. (“Pine River”), as investment sub-adviser responsible for portion of the Fund’s portfolio. The investment sub-advisory agreement with Rock Creek and Pine River (collectively, the “Sub-Advisers”) is referred to as the “Sub-Advisory Agreement.”

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of the Sub-Advisers and entering into the Sub-Advisory Agreement. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees in advance of the Meetings. In considering and approving the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through previous interactions with Funds Management with respect to other funds of the Trust. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, at the February Meeting, the Board unanimously determined that the approval of the Sub-Advisory Agreement is in the best interest of the Fund, and that the compensation payable to the Sub-Advisers is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by the Sub-Advisers under the Sub-Advisory Agreement. This information included, among other things, a summary of the background and experience of senior management of the Sub-Advisers, and the qualifications, background, tenure and responsibilities of each of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. The Board also met in-person with representatives of Rock Creek and telephonically with representatives of Pine River. The Board received information about Pine River’s plans with respect to the investment process and portfolio strategy, the approach to security selection and the overall positioning of Pine River’s managed portion of the Fund’s portfolio.

The Board evaluated the ability of the Sub-Advisers, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Sub-Advisers, and the compliance oversight to be provided by Funds Management and Rock Creek. The Board considered the allocation of responsibilities among Funds Management, Rock Creek and Pine River.

Fund performance and expenses

The Board acknowledged that the Fund is recently formed and has no performance record. The Board considered simulated performance information from Pine River based on the investment strategies proposed for its asset sleeve and simulated performance information from Rock Creek based on the investment strategies proposed for the Fund as a

56	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

whole. The Board recognized the inherent limitations of the information, but noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

At the November Meeting, the Board considered the anticipated expense ratios for the Fund. The Board received and considered information regarding the Fund’s anticipated net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these expense ratios in comparison to the median ratios of funds in a class-specific expense group (the “Expense Group”) that was determined by Lipper, Inc. (“Lipper”) to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. Based on the Lipper report, the Board noted that the Fund’s net operating expense ratios were higher than the median ratios of the Fund’s Expense Group. However, the Board noted that, unlike the Fund, many of the funds in the Expense Group do not have multiple sub-advisers and do not utilize multiple investment strategies.

Due to the limitations on the data reflected in the Expense Group, the Board also considered the anticipated expense ratios for the Fund in comparison to the median ratios of funds in a class-specific supplemental expense group (the “Supplemental Group”) that was determined by a third-party research consultant engaged by Funds Management to be similar to the Fund because the Supplemental Group consisted of only funds utilizing multiple sub-advisers and multiple investment strategies similar to those proposed for the Fund. The Board received a description of the methodology used by the consultant to select the mutual funds in the Supplemental Group. The Board noted that the Fund’s net operating expense ratios were lower than or in line with the median ratios of the Supplemental Group selected by the consultant.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the expense structure of the Fund supported the approval of the Sub-Advisory Agreement.

Investment sub-advisory fee rates

The Board reviewed and considered the contractual investment sub-advisory fee rates that would be payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

The Board considered that the Sub-Advisory Agreement Rates had been negotiated with the Sub-Advisers on an arm’s-length basis. The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Sub-Advisers to other types of clients. In this regard, the Board had previously received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as private funds and institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Sub-Advisory Agreement Rates were reasonable in light of the services to be covered by the Sub-Advisory Agreement.

Profitability

The Board acknowledged that there is no actual profitability information for a new fund. The Board did not receive or consider separate profitability information with respect to the Sub-Advisers because the Sub-Advisers previously had not provided sub-advisory services to other funds in the Wells Fargo Advantage Fund family.

The Board noted that it would have an opportunity to review profitability earned from the Fund in the context of future annual contract renewals.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee and administration fee structure, which would operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Fund. The Board concluded that although the sub-advisory fee structure did not contain breakpoints, the Sub-Advisory Agreement Rates were payable solely by Funds Management, had been negotiated with the Sub-Advisers on an arm’s-length basis and did not directly impact the Fund’s expense ratio, and that the breakpoints in the advisory fee and administration fee structure and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Fund.

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	57

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by the Sub-Advisers and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in a Sub-Advisers’ business as a result of their relationships with the Fund (such as the ability to market to shareholders other financial products and services offered by the Sub-Advisers and their affiliates, or to operate other products and services that follow investment strategies similar to those of the Fund).

The Board also reviewed information about whether and to what extent soft dollar credits would be sought and how any such credits would be utilized.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received the Sub-Advisers and their affiliates were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved entering into the Sub-Advisory Agreement.

58	Wells Fargo Advantage Alternative Strategies Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227161 09-14 A267/AR267 07-14

Wells Fargo Advantage Capital Growth Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Capital Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Capital Growth Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Capital Growth Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Capital Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA Michael T. Smith, CFA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFCGX)	7-31-2007	12.25	13.93	6.67	19.09	15.29	7.31	1.25	1.11
Class C (WFCCX)	7-31-2007	17.21	14.43	6.57	18.21	14.43	6.57	2.00	1.86
Class R4 (WCGRX)	11-30-2012	–	–	–	19.56	15.80	7.84	0.92	0.75
Class R6 (WFCRX)	11-30-2012	–	–	–	19.71	15.87	7.87	0.77	0.60
Administrator Class (WFCDX)	6-30-2003	–	–	–	19.35	15.57	7.65	1.09	0.90
Institutional Class (WWCIX)	4-8-2005	–	–	–	19.76	15.87	7.87	0.82	0.65
Investor Class (SLGIX)	11-3-1997	–	–	–	19.08	15.22	7.24	1.31	1.17
Russell 1000® Growth Index[4]	–	–	–	–	18.69	17.25	8.66	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Capital Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Capital Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2014.

■	Effective stock selection in the consumer staples, health care, and information technology (IT) sectors contributed to relative performance. The main detractors from relative performance were the consumer discretionary and financials sectors.

■	With the exception of brief periods when macro events drove uncertainty in the equity markets, stock prices generally reflected underlying company fundamentals during the 12-month period, creating a positive environment for our fundamental research process.

Equity markets in the U.S. performed strongly over the period, responding positively to improving economic data that pointed to continued recovery in the U.S. economy. While other countries, such as China and several eurozone nations, struggled with slowing growth and deflation concerns, the U.S. improved steadily in a wide range of metrics. As a result, investing in the U.S. tended to appear more attractive compared with investing in many other areas of the world. Several episodes of investor risk aversion that occurred during the 12-month period—driven largely by a combination of geopolitical events and uncertainty over possible policy changes by the Federal Reserve—proved to be short-lived.

Ten largest equity holdings[6] (%) as of July 31, 2014
Apple Incorporated	5.71
Facebook Incorporated Class A	3.45
Google Incorporated Class A	2.95
Constellation Brands Incorporated Class A	2.64
Visa Incorporated Class A	2.60
Amazon.com Incorporated	2.41
Google Incorporated Class C	2.38
AbbVie Incorporated	2.35
Liberty Global plc Class C	2.33
Biogen Idec Incorporated	2.32

Consumer staples, health care, and IT drove positive results.

The consumer staples, health care, and IT sectors were main contributors to relative performance for the 12-month period. In consumer staples, the Fund’s positioning added to returns, driven by Constellation Brands Incorporated. This manufacturer and distributor of spirit beverages was among the Fund’s largest contributors for 2013 and we believe is an excellent example of a developing situation within our portfolio construction methodology. Constellation Brands continued to enjoy multiple growth opportunities as a result of both strategic acquisitions and organic operations. Revenue growth from distribution of the

Corona and Modelo brands of beer, margin expansion within the beer business, and an improving pricing environment for wine helped the company’s shares.

Sector distribution[7] as of July 31, 2014

Within health care, shares of biotechnology company Alexion Pharmaceuticals Incorporated, which we no longer hold, rose as the company reported results that were better than expected. We believe that Alexion’s core drug, Soliris (used to treat rare blood disorders), will help drive revenue growth that will continue to surprise as the company executes within its approved indications, gains access to new geographies, and develops additional indications.

In the IT sector of the portfolio, the results posted by Facebook Incorporated confirmed that the company’s core business remained strong, with rapid growth in mobile advertising revenues. Additionally, concerns about the company’s ability to monetize its video and

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Capital Growth Fund	7

Instagram assets were proven to be misplaced. We believe that, as the dominant global social network, Facebook should be able to continue expanding beyond its core display-advertising market for some time to come. We expect the company’s fundamentals to continue to surprise to the upside and therefore maintain our conviction in the stock.

The main detractors from relative performance were stock-specific challenges in the consumer discretionary and financials sectors. Despite a proven ability to grow square footage and gain share in the beauty market, results posted by Ulta Salon, Cosmetics & Fragrance Incorporated, which we no longer hold, came in below expectations due to lighter store traffic. Among financials holdings, IntercontinentalExchange Group Incorporated (ICE) suffered due to lower-than-expected trading volumes driven by low market volatility and low interest rates. We view this is a short-term situation and believe the company continues to execute well. Further, we think ICE should benefit in the coming months from significant merger synergies, balance sheet restructuring, and a recovery in trading volumes.

Recent market dynamics have supported our belief that the Fund has been pointed in the right direction.

As 2014 began, U.S. equities were challenged. The cold winter took a toll on the U.S. economy, and geopolitical events in Syria, Iraq, and Ukraine added to the uncertainty. Although the labor market continued to improve, the potential for wage gains was repeatedly pushed farther out in time. However, recent market dynamics have supported our belief that the portfolio has been appropriately positioned. While a broad-based recovery in U.S. retail spending remains elusive, sales of automobiles, furniture, and travel remained strong as of July 31, 2014—as did online spending by both consumers (on product purchases) and businesses (on advertising). Therefore, we have focused the portfolio in these areas.

Although challenges remain, we maintain a positive outlook for U.S. corporate earnings growth. Transportation historically has been a reliable leading indicator, and recent transportation data have been strong. Also, data from the Institute for Supply Management appear to confirm that manufacturing output and business activity are improving. As a result, the Fund maintains exposure to industrials and the manufacturing industry. We believe that U.S. equities are not overvalued and that they generally possess superior fundamentals relative to most other global equities, which in turn continues to attract risk capital to the U.S. markets. Furthermore, should the macro environment weaken, we believe our investment style may benefit because in times of a weaker economy, the high earnings growth rate embedded within the portfolio may command a scarcity premium.

In line with our investment philosophy, we continue to maintain an earnings growth rate within the portfolio that is significantly higher than the benchmark’s and to target companies that we view as having superior outlooks. Our highest-conviction themes—as evidenced by portfolio holdings—include internet spending, mobile/wireless spending, biopharmaceuticals, aerospace, transportation, and bank lending. We believe an actively managed strategy such as ours—focused on identifying companies’ potential for superior earnings growth, seeking a bottom-up research edge, and balancing the allocation of portfolio capital—has the potential to drive positive results for the benefit of Fund shareholders.

Please see footnotes on page 5.

8	Wells Fargo Advantage Capital Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,042.56	$5.62	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56	1.11%
Class C
Actual	$1,000.00	$1,038.72	$9.40	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%
Class R4
Actual	$1,000.00	$1,044.53	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class R6
Actual	$1,000.00	$1,044.93	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$1,043.68	$4.56	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Institutional Class
Actual	$1,000.00	$1,045.45	$3.30	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,042.34	$5.92	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86	1.17%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Capital Growth Fund	9

Security name	Shares	Value

Common Stocks: 100.47%

Consumer Discretionary: 24.17%

Auto Components: 1.23%
Delphi Automotive plc	68,670	$4,587,156

Hotels, Restaurants & Leisure: 4.62%
Chipotle Mexican Grill Incorporated †	9,050	6,086,125
Las Vegas Sands Corporation	81,350	6,007,698
Starbucks Corporation	65,824	5,113,208

		17,207,031

Internet & Catalog Retail: 5.86%
Amazon.com Incorporated †	28,680	8,976,553
Netflix Incorporated †	15,680	6,628,250
The Priceline Group Incorporated †	5,020	6,237,099

		21,841,902

Media: 7.24%
CBS Corporation Class B	87,720	4,985,128
Liberty Global plc Class A †	22,737	945,859
Liberty Global plc Class C †	217,373	8,692,746
Time Warner Incorporated	69,350	5,757,437
Twenty-First Century Fox Incorporated	207,900	6,586,272

		26,967,442

Specialty Retail: 1.69%
TJX Companies Incorporated	118,550	6,317,530

Textiles, Apparel & Luxury Goods: 3.53%
Nike Incorporated Class B	98,400	7,589,592
Under Armour Incorporated Class A †	83,300	5,560,275

		13,149,867

Consumer Staples: 3.49%

Beverages: 3.49%
Brown-Forman Corporation Class B	36,700	3,180,055
Constellation Brands Incorporated Class A †	118,080	9,831,341

		13,011,396

Energy: 6.62%

Energy Equipment & Services: 2.93%
Halliburton Company	120,710	8,327,783
Nabors Industries Limited	94,400	2,563,904

		10,891,687

Oil, Gas & Consumable Fuels: 3.69%
Antero Resources Corporation †	65,879	3,805,171
Pioneer Natural Resources Company	30,360	6,723,526
Southwestern Energy Company †	79,600	3,230,168

		13,758,865

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Capital Growth Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Financials: 10.04%

Banks: 1.37%
First Republic Bank	108,950	$5,090,144

Capital Markets: 1.87%
Affiliated Managers Group Incorporated †	35,052	6,984,111

Consumer Finance: 2.24%
American Express Company	94,950	8,355,600

Diversified Financial Services: 2.95%
IntercontinentalExchange Group Incorporated	28,830	5,541,703
McGraw Hill Financial Incorporated	67,750	5,434,905

		10,976,608

Insurance: 1.61%
Aon plc	71,250	6,010,650

Health Care: 14.80%

Biotechnology: 7.93%
Biogen Idec Incorporated †	25,850	8,643,982
Celgene Corporation †	90,390	7,877,489
Gilead Sciences Incorporated †	73,557	6,734,143
Regeneron Pharmaceuticals Incorporated †	11,800	3,731,396
Vertex Pharmaceuticals Incorporated †	28,700	2,551,717

		29,538,727

Health Care Providers & Services: 1.92%
McKesson Corporation	37,350	7,165,971

Health Care Technology: 1.23%
Cerner Corporation †	82,950	4,578,840

Pharmaceuticals: 3.72%
AbbVie Incorporated	167,500	8,766,950
Bristol-Myers Squibb Company	100,800	5,102,496

		13,869,446

Industrials: 9.07%

Aerospace & Defense: 2.70%
B/E Aerospace Incorporated †	52,600	4,478,364
Precision Castparts Corporation	24,431	5,589,813

		10,068,177

Airlines: 1.80%
American Airlines Group Incorporated	71,950	2,795,258
Delta Air Lines Incorporated	104,980	3,932,551

		6,727,809

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Capital Growth Fund	11

Security name	Shares	Value

Machinery: 1.60%
Cummins Incorporated	42,671	$5,947,911

Road & Rail: 1.65%
Canadian Pacific Railway Limited	32,350	6,144,883

Trading Companies & Distributors: 1.32%
United Rentals Incorporated †	46,380	4,911,642

Information Technology: 28.41%

Communications Equipment: 1.05%
Palo Alto Networks Incorporated †	48,575	3,927,775

Electronic Equipment, Instruments & Components: 1.77%
TE Connectivity Limited	106,700	6,603,663

Internet Software & Services: 8.79%
Facebook Incorporated Class A †	176,960	12,856,144
Google Incorporated Class A †	18,980	10,999,859
Google Incorporated Class C †	15,530	8,876,948

		32,732,951

IT Services: 5.56%
MasterCard Incorporated Class A	87,790	6,509,629
Vantiv Incorporated Class A †	137,740	4,515,117
Visa Incorporated Class A	45,970	9,700,130

		20,724,876

Semiconductors & Semiconductor Equipment: 1.44%
Micron Technology Incorporated †	175,800	5,370,690

Software: 3.22%
Adobe Systems Incorporated †	67,990	4,698,789
Salesforce.com Incorporated †	76,930	4,173,453
ServiceNow Incorporated †	53,180	3,126,984

		11,999,226

Technology Hardware, Storage & Peripherals: 6.58%
Apple Incorporated	222,775	21,290,607
Western Digital Corporation	32,250	3,219,518

		24,510,125

Materials: 1.95%

Chemicals: 1.95%
Monsanto Company	64,320	7,273,949

Telecommunication Services: 1.92%

Wireless Telecommunication Services: 1.92%
SBA Communications Corporation Class A †	66,700	7,132,224

Total Common Stocks (Cost $285,681,462)		374,378,874

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Capital Growth Fund	Portfolio of investments—July 31, 2014

Security name	Yield	Shares	Value

Short-Term Investments: 0.68%

Investment Companies: 0.68%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	2,519,370	$2,519,370

Total Short-Term Investments (Cost $2,519,370)			2,519,370

Total investments in securities
(Cost $288,200,832) *	101.15%	376,898,244
Other assets and liabilities, net	(1.15)	(4,286,935)

Total net assets	100.00%	$372,611,309

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $289,235,392 and unrealized gains (losses) consists of:

Gross unrealized gains	$91,641,027
Gross unrealized losses	(3,978,175)

Net unrealized gains	$87,662,852

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2014	Wells Fargo Advantage Capital Growth Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $285,681,462)	$374,378,874
In affiliated securities, at value (cost $2,519,370)	2,519,370

Total investments, at value (cost $288,200,832)	376,898,244
Receivable for investments sold	4,901,989
Receivable for Fund shares sold	176,351
Receivable for dividends	194,496
Receivable for securities lending income	244
Prepaid expenses and other assets	25,572

Total assets	382,196,896

Liabilities
Payable for investments purchased	6,552,408
Payable for Fund shares redeemed	2,696,152
Advisory fee payable	153,843
Distribution fees payable	3,010
Administration fees payable	60,020
Accrued expenses and other liabilities	120,154

Total liabilities	9,585,587

Total net assets	$372,611,309

NET ASSETS CONSIST OF
Paid-in capital	$213,449,543
Accumulated net realized gains on investments	70,464,354
Net unrealized gains on investments	88,697,412

Total net assets	$372,611,309

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$18,561,147
Shares outstanding – Class A1	870,819
Net asset value per share – Class A	$21.31
Maximum offering price per share – Class A2	$22.61
Net assets – Class C	$4,627,693
Shares outstanding – Class C1	229,975
Net asset value per share – Class C	$20.12
Net assets – Class R4	$13,965
Share outstanding – Class R4[1]	620
Net asset value per share – Class R4	$22.52
Net assets – Class R6	$142,754,460
Share outstanding – Class R6[1]	6,326,944
Net asset value per share – Class R6	$22.56
Net assets – Administrator Class	$67,830,423
Shares outstanding – Administrator Class[1]	3,052,284
Net asset value per share – Administrator Class	$22.22
Net assets – Institutional Class	$49,815,637
Shares outstanding – Institutional Class[1]	2,210,258
Net asset value per share – Institutional Class	$22.54
Net assets – Investor Class	$89,007,984
Shares outstanding – Investor Class[1]	4,205,354
Net asset value per share – Investor Class	$21.17

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Capital Growth Fund	Statement of operations—year ended July 31, 2014

Investment income
Dividends*	$3,270,949
Securities lending income, net	15,624
Income from affiliated securities	5,837

Total investment income	3,292,410

Expenses
Advisory fee	3,207,287
Administration fees
Fund level	247,087
Class A	48,465
Class C	12,380
Class R4	11
Class R6	28,728
Administrator Class	70,094
Institutional Class	171,164
Investor Class	291,031
Shareholder servicing fees
Class A	46,601
Class C	11,904
Class R4	14
Administrator Class	173,247
Investor Class	227,161
Distribution fees
Class C	35,711
Custody and accounting fees	37,778
Professional fees	48,819
Registration fees	75,029
Shareholder report expenses	28,326
Trustees’ fees and expenses	9,760
Other fees and expenses	26,723

Total expenses	4,797,320
Less: Fee waivers and/or expense reimbursements	(841,542)

Net expenses	3,955,778

Net investment loss	(663,368)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	88,987,193
Net change in unrealized gains (losses) on investments	(1,646,000)

Net realized and unrealized gains (losses) on investments	87,341,193

Net increase in net assets resulting from operations	$86,677,825

* Net of foreign dividend withholding taxes in the amount of	$1,786

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Capital Growth Fund	15

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment income (loss)		$(663,368)			$1,940,707
Net realized gains on investments		88,987,193			81,731,695
Net change in unrealized gains (losses) on investments		(1,646,000)			19,679,033

Net increase in net assets resulting from operations		86,677,825			103,351,435

Distributions to shareholders from
Net investment income
Class A		(22,340)			0
Class R4		(30)			(48)[1]
Class R6		(188,590)			(246)[1]
Administrator Class		(150,185)			0
Institutional Class		(1,022,514)			(1,895,530)
Investor Class		(86,333)			0
Net realized gains
Class A		(1,873,636)			(314,970)
Class C		(492,729)			(99,514)
Class R4		(1,251)			(167)[1]
Class R6		(6,224,341)			(837)[1]
Administrator Class		(6,836,708)			(1,194,743)
Institutional Class		(27,083,256)			(6,263,868)
Investor Class		(9,335,586)			(1,405,932)

Total distributions to shareholders		(53,317,499)			(11,175,855)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	123,316	2,574,382	143,319		2,580,951
Class C	64,888	1,284,758	25,668		440,857
Class R4	0	0	549	[1]	10,000 [1]
Class R6	6,758,171	147,435,533	2,744	[1]	50,000 [1]
Administrator Class	387,977	8,509,901	451,886		8,385,890
Institutional Class	1,004,161	22,242,288	2,394,980		44,709,816
Investor Class	410,708	8,576,959	314,463		5,648,504

		190,623,821			61,826,018

Reinvestment of distributions
Class A	90,669	1,852,251	18,353		308,704
Class C	21,836	422,743	4,726		76,288
Class R4	59	1,281	12	[1]	215 [1]
Class R6	297,090	6,412,931	61	[1]	1,083 [1]
Administrator Class	313,298	6,669,291	64,170		1,117,846
Institutional Class	1,194,493	25,770,101	433,529		7,652,649
Investor Class	451,521	9,160,992	81,385		1,360,759

		50,289,590			10,517,544

Payment for shares redeemed
Class A	(168,093)	(3,543,654)	(399,052)		(7,220,538)
Class C	(94,005)	(1,847,699)	(167,822)		(2,892,076)
Class R6	(731,122)	(16,244,245)	0	[1]	0 [1]
Administrator Class	(744,267)	(16,283,626)	(1,724,968)		(32,214,397)
Institutional Class	(15,885,091)	(344,673,814)	(17,915,534)		(327,311,363)
Investor Class	(976,512)	(20,433,813)	(951,999)		(17,003,561)

		(403,026,851)			(386,641,935)

Net decrease in net assets resulting from capital share transactions		(162,113,440)			(314,298,373)

Total decrease in net assets		(128,753,114)			(222,122,793)

Net assets
Beginning of period		501,364,423			723,487,216

End of period		$372,611,309			$501,364,423

Undistributed net investment income		$0			$1,469,747

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.87	$16.74	$16.25	$13.07	$11.83
Net investment income (loss)	(0.10)[1]	0.00 [1,2]	(0.05)[1]	(0.07)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	3.79	3.43	0.54	3.25	1.30

Total from investment operations	3.69	3.43	0.49	3.18	1.24
Distributions to shareholders from
Net investment income	(0.02)	0.00	0.00	0.00	0.00
Net realized gains	(2.23)	(0.30)	0.00	0.00	0.00

Total distributions to shareholders	(2.25)	(0.30)	0.00	0.00	0.00
Net asset value, end of period	$21.31	$19.87	$16.74	$16.25	$13.07
Total return[3]	19.09%	20.85%	3.02%	24.43%	10.40%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.26%	1.21%	1.21%	1.27%
Net expenses	1.11%	1.14%	1.20%	1.20%	1.25%
Net investment income (loss)	(0.46)%	0.01%	(0.30)%	(0.48)%	(0.55)%
Supplemental data
Portfolio turnover rate	94%	107%	116%	116%	128%
Net assets, end of period (000s omitted)	$18,561	$16,390	$17,784	$20,693	$24,222

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.98	$16.12	$15.77	$12.77	$11.65
Net investment loss	(0.24)[1]	(0.13)[1]	(0.16)[1]	(0.19)[1]	(0.17)
Net realized and unrealized gains (losses) on investments	3.61	3.29	0.51	3.19	1.29

Total from investment operations	3.37	3.16	0.35	3.00	1.12
Distributions to shareholders from
Net realized gains	(2.23)	(0.30)	0.00	0.00	0.00
Net asset value, end of period	$20.12	$18.98	$16.12	$15.77	$12.77
Total return[2]	18.21%	19.97%	2.22%	23.49%	9.61%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.01%	1.96%	1.96%	2.02%
Net expenses	1.86%	1.89%	1.95%	1.95%	2.00%
Net investment loss	(1.20)%	(0.73)%	(1.05)%	(1.23)%	(1.31)%
Supplemental data
Portfolio turnover rate	94%	107%	116%	116%	128%
Net assets, end of period (000s omitted)	$4,628	$4,503	$6,042	$8,272	$7,127

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2014	2013[1]
Net asset value, beginning of period	$20.83	$18.22
Net investment income (loss)	(0.02)	0.05
Net realized and unrealized gains (losses) on investments	3.99	2.95

Total from investment operations	3.97	3.00
Distributions to shareholders from
Net investment income	(0.05)	(0.09)
Net realized gains	(2.23)	(0.30)

Total distributions to shareholders	(2.28)	(0.39)
Net asset value, end of period	$22.52	$20.83
Total return[2]	19.56%	16.86%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.90%
Net expenses	0.75%	0.75%
Net investment income (loss)	(0.10)%	0.37%
Supplemental data
Portfolio turnover rate	94%	107%
Net assets, end of period (000s omitted)	$14	$12

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$20.85	$18.22
Net investment income	0.00 [2,3]	0.07
Net realized and unrealized gains (losses) on investments	4.00	2.95

Total from investment operations	4.00	3.02
Distributions to shareholders from
Net investment income	(0.06)	(0.09)
Net realized gains	(2.23)	(0.30)

Total distributions to shareholders	(2.29)	(0.39)
Net asset value, end of period	$22.56	$20.85
Total return[4]	19.71%	16.99%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%
Net expenses	0.60%	0.60%
Net investment income	0.01%	0.52%
Supplemental data
Portfolio turnover rate	94%	107%
Net assets, end of period (000s omitted)	$142,754	$58

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005 per share.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.61	$17.32	$16.77	$13.45	$12.17
Net investment income (loss)	(0.05)[1]	0.04 [1]	(0.00)[1,2]	(0.03)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	3.93	3.55	0.55	3.35	1.35

Total from investment operations	3.88	3.59	0.55	3.32	1.32
Distributions to shareholders from
Net investment income	(0.04)	0.00	0.00	0.00	(0.04)
Net realized gains	(2.23)	(0.30)	0.00	0.00	0.00

Total distributions to shareholders	(2.27)	(0.30)	0.00	0.00	(0.04)
Net asset value, end of period	$22.22	$20.61	$17.32	$16.77	$13.45
Total return	19.35%	21.15%	3.22%	24.68%	10.81%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.09%	1.05%	1.05%	1.09%
Net expenses	0.90%	0.91%	0.94%	0.94%	0.94%
Net investment income (loss)	(0.24)%	0.24%	(0.01)%	(0.21)%	(0.25)%
Supplemental data
Portfolio turnover rate	94%	107%	116%	116%	128%
Net assets, end of period (000s omitted)	$67,830	$63,786	$74,529	$372,178	$684,207

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$20.84	$17.56	$16.96	$13.57	$12.27
Net investment income (loss)	0.01 [1]	0.09 [1]	0.03 [1]	0.00 [1,2]	(0.00)[1,2]
Net realized and unrealized gains (losses) on investments	4.00	3.58	0.57	3.39	1.36

Total from investment operations	4.01	3.67	0.60	3.39	1.36
Distributions to shareholders from
Net investment income	(0.08)	(0.09)	0.00	0.00	(0.06)
Net realized gains	(2.23)	(0.30)	0.00	0.00	0.00

Total distributions to shareholders	(2.31)	(0.39)	0.00	0.00	(0.06)
Net asset value, end of period	$22.54	$20.84	$17.56	$16.96	$13.57
Total return	19.76%	21.42%	3.48%	25.07%	10.97%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.78%	0.78%	0.82%
Net expenses	0.65%	0.67%	0.70%	0.70%	0.75%
Net investment income (loss)	0.05%	0.46%	0.21%	0.00%	(0.06)%
Supplemental data
Portfolio turnover rate	94%	107%	116%	116%	128%
Net assets, end of period (000s omitted)	$49,816	$331,310	$543,933	$988,633	$473,777

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.75	$16.65	$16.18	$13.02	$11.79
Net investment loss	(0.11)[1]	(0.01)[1]	(0.06)[1]	(0.08)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	3.78	3.41	0.53	3.24	1.31

Total from investment operations	3.67	3.40	0.47	3.16	1.23
Distributions to shareholders from
Net investment income	(0.02)	0.00	0.00	0.00	0.00
Net realized gains	(2.23)	(0.30)	0.00	0.00	0.00

Total distributions to shareholders	(2.25)	(0.30)	0.00	0.00	0.00
Net asset value, end of period	$21.17	$19.75	$16.65	$16.18	$13.02
Total return	19.08%	20.78%	2.90%	24.37%	10.35%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.32%	1.28%	1.28%	1.36%
Net expenses	1.17%	1.20%	1.27%	1.27%	1.35%
Net investment loss	(0.51)%	(0.06)%	(0.37)%	(0.55)%	(0.64)%
Supplemental data
Portfolio turnover rate	94%	107%	116%	116%	128%
Net assets, end of period (000s omitted)	$89,008	$85,306	$81,199	$96,941	$104,200

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Capital Growth Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses and redemptions in-kind. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$2,995,734	$663,613	$(3,659,347)

As of July 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $2,250,280 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$90,070,928	$0	$0	$90,070,928
Consumer staples	13,011,396	0	0	13,011,396
Energy	24,650,552	0	0	24,650,552
Financials	37,417,113	0	0	37,417,113
Health care	55,152,984	0	0	55,152,984
Industrials	33,800,422	0	0	33,800,422
Information technology	105,869,306	0	0	105,869,306
Materials	7,273,949	0	0	7,273,949
Telecommunication services	7,132,224	0	0	7,132,224

Short-term investments
Investment companies	2,519,370	0	0	2,519,370
Total assets	$376,898,244	$0	$0	$376,898,244

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

26	Wells Fargo Advantage Capital Growth Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.75% for Class R4 shares, 0.60% for Class R6 shares, 0.90% for Administrator Class shares, 0.65% for Institutional Class shares, and 1.17% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended July 31, 2014, Funds Distributor received $5,329 from the sale of Class A shares and $746 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $452,104,406 and $657,392,156, respectively.

6. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, former program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, the Fund redeemed assets from its Institutional Class on October 26, 2012 with a value of $167,017,167, representing 23.6% of the Fund. This amount is reflected in the Statement of Changes in Net Assets for the year ended July 31, 2013.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	27

Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $800 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

	Year ended July 31
	2014	2013
Ordinary income	$3,990,305	$1,895,824
Long-term capital gain	49,327,194	9,280,031

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$26,099,552	$47,649,642	$87,662,852	$(2,250,280)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Capital Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Capital Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Capital Growth Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 42.99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $49,327,194 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $1,744,892 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2014, $3,233 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2014, $2,520,558 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Capital Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	33

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Growth Index, for the one- and ten-year periods under review, and lower than its benchmark for the three- and five-year periods

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during these periods. The Board noted that the Fund experienced a portfolio manager change in 2012. The Board also noted the positive performance relative to the Universe and was satisfied with the explanation it received and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes except for the Investor Class. The Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

34	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Capital Growth Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227162 09-14 A200/AR200 07-14

Wells Fargo Advantage

Disciplined U.S. Core Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Disciplined U.S. Core Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Disciplined U.S. Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio manager

Greg Golden, CFA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVSAX)	2-28-1990	10.29	15.07	7.76	17.00	16.44	8.39	0.94	0.92
Class C (EVSTX)	6-30-1999	15.10	15.56	7.59	16.10	15.56	7.59	1.69	1.67
Administrator Class (EVSYX)	2-21-1995	–	–	–	17.12	16.63	8.63	0.78	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	17.48	16.88	8.75	0.51	0.48
S&P 500 Index[4]	–	–	–	–	16.94	16.79	8.00	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index

5.	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Disciplined U.S. Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed the benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2014.

■	Stock selection was beneficial in 6 out of 10 sectors, with favorable results from our holdings in the industrials, consumer staples, information technology, materials, telecommunication services, and utilities sectors. Relative weakness was found in the consumer discretionary, energy, financials, and health care sectors. Overall sector weighting decisions were approximately neutral during the period.

■	Results from our Total Composite Model (the multifactor quantitative model used for stock selection) were strong over the reporting period. The best results came from the valuation side, where both traditional valuation and growth-at-a-reasonable-price valuation measures showed strong differentiation. Earnings and sales momentum, earnings quality, and trading momentum measures were also beneficial. However, our earnings growth subcomposite showed signs of weakness.

Ten largest equity holdings[6] (%) as of July 31, 2014
Apple Incorporated	3.46
Exxon Mobil Corporation	2.86
Johnson & Johnson	2.34
General Electric Company	2.09
Chevron Corporation	2.05
Microsoft Corporation	2.02
Berkshire Hathaway Incorporated Class B	1.92
Verizon Communications Incorporated	1.90
Intel Corporation	1.80
Pfizer Incorporated	1.75
Our process-driven approach is based upon fundamental investment ideas implemented with quantitative discipline.

The Fund seeks to consistently add value relative to the S&P 500 Index while carefully managing portfolio risk. Our process-driven approach is grounded in fundamental investment ideas and implemented with quantitative discipline. Stock selection typically drives relative performance and is based on proprietary evaluations of corporate fundamentals and market dynamics as measured by our Total Composite Model. Risk is explicitly managed with risk-modeling tools and traditional-style research to help ensure a well-diversified portfolio that is highly reflective of the benchmark.

For the period, our Total Composite Model delivered solid results, allowing us to achieve competitive returns by overweighting the best-performing companies and underweighting the weaker-performing companies.

Sector distribution[7] as of July 31, 2014

Over the past year, the Fund’s sector weightings were largely neutral to the index, which is typical with this strategy.

Security selection in the industrials sector was the most significant contributor during the period. Some of the strongest individual contributors in the sector included defense contractors Lockheed Martin Corporation, Northrop Grumman Corporation, and Raytheon Company; airline companies Southwest Airlines Company and Delta Air Lines Incorporated; and mail and document management company Pitney Bowes Incorporated, which we no longer hold. Consumer staples represented another area of strength for the portfolio. Cigarette manufacturer Lorillard Incorporated, which we no longer hold, agricultural products company Archer Daniels Midland Company, beverage company Dr Pepper Snapple Group Incorporated, and poultry products producer Sanderson Farms Incorporated all delivered solid stock price gains during the period on strong consumer demand.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	7

The consumer discretionary sector represented one of the Fund’s areas of relative weakness, in part because our retailer holdings trailed those of the benchmark. The weakest performers in the retailer space included Staples Incorporated, Abercrombie & Fitch Company, and Best Buy Company Incorporated. Both Staples and Abercrombie & Fitch were sold from the portfolio during the year as their rankings deteriorated, reflecting weakening fundamentals.

We continue to follow an investment process that we believe should add value for our shareholders over time.

This strategy is intended to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). Our investment process will continue to focus on constructing a portfolio of securities with an emphasis on attractive fundamental measures of valuation, earnings growth, earnings and sales momentum, earnings quality, and trading momentum. Based on our research and experience, we believe the Fund offers investors an attractive opportunity for capital appreciation over time.

Please see footnotes on page 5.

8	Wells Fargo Advantage Disciplined U.S. Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,105.91	$4.80	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61	0.92%
Class C
Actual	$1,000.00	$1,101.07	$8.70	1.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	$8.35	1.67%
Administrator Class
Actual	$1,000.00	$1,105.93	$3.86	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Institutional Class
Actual	$1,000.00	$1,107.60	$2.51	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Disciplined U.S. Core Fund	9

Security name	Shares	Value

Common Stocks: 97.44%

Consumer Discretionary: 10.70%

Automobiles: 1.88%
Ford Motor Company	268,094	$4,562,960
General Motors Company	120,023	4,059,178

		8,622,138

Hotels, Restaurants & Leisure: 0.55%
Chipotle Mexican Grill Incorporated †	3,782	2,543,395

Household Durables: 0.40%
Pulte Homes Incorporated	103,212	1,821,692

Internet & Catalog Retail: 0.27%
priceline.com Incorporated †	992	1,232,510

Media: 3.17%
Comcast Corporation Class A	121,601	6,533,622
DIRECTV Group Incorporated †	12,144	1,044,991
The Walt Disney Company	81,119	6,966,500

		14,545,113

Multiline Retail: 1.25%
Dollar General Corporation †	29,417	1,624,701
Macy’s Incorporated	31,421	1,815,820
Target Corporation	38,183	2,275,325

		5,715,846

Specialty Retail: 3.18%
Bed Bath & Beyond Incorporated †	30,311	1,918,383
Best Buy Company Incorporated	19,525	580,478
GameStop Corporation Class A «	79,731	3,346,310
Lowe’s Companies Incorporated	61,710	2,952,824
The Home Depot Incorporated	71,345	5,768,243

		14,566,238

Consumer Staples: 8.19%

Beverages: 1.45%
Constellation Brands Incorporated Class A †	26,012	2,165,759
Dr Pepper Snapple Group Incorporated	26,528	1,558,785
PepsiCo Incorporated	23,154	2,039,867
The Coca-Cola Company	22,306	876,403

		6,640,814

Food & Staples Retailing: 3.20%
CVS Caremark Corporation	72,761	5,556,030
The Kroger Company	56,807	2,782,407
Wal-Mart Stores Incorporated	85,853	6,317,064

		14,655,501

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Food Products: 1.82%
Archer Daniels Midland Company	84,858	$3,937,411
Sanderson Farms Incorporated	36,336	3,309,846
Tyson Foods Incorporated Class A	29,800	1,108,858

		8,356,115

Household Products: 0.68%
Kimberly-Clark Corporation	5,400	560,898
The Procter & Gamble Company	32,798	2,535,941

		3,096,839

Personal Products: 0.41%
Herbalife Limited «	36,149	1,894,208

Tobacco: 0.63%
Altria Group Incorporated	50,950	2,068,570
Philip Morris International	9,922	813,703

		2,882,273

Energy: 10.44%

Energy Equipment & Services: 0.93%
National Oilwell Varco Incorporated	15,065	1,220,868
Schlumberger Limited	27,935	3,027,875

		4,248,743

Oil, Gas & Consumable Fuels: 9.51%
Chesapeake Energy Corporation	45,119	1,189,788
Chevron Corporation	72,780	9,406,087
ConocoPhillips Company	72,027	5,942,228
EOG Resources Incorporated	36,088	3,949,471
Exxon Mobil Corporation	132,410	13,100,645
Kinder Morgan Incorporated	115,198	4,144,824
Marathon Oil Corporation	33,695	1,305,681
Marathon Petroleum Corporation	40,821	3,407,737
Phillips 66	14,023	1,137,406

		43,583,867

Financials: 15.85%

Banks: 5.34%
Bank of America Corporation	469,308	7,156,947
Citigroup Incorporated	140,968	6,894,745
JPMorgan Chase & Company	81,414	4,695,145
PNC Financial Services Group Incorporated	23,981	1,979,871
Regions Financial Corporation	240,036	2,433,965
SunTrust Banks Incorporated	34,191	1,300,968

		24,461,641

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Disciplined U.S. Core Fund	11

Security name	Shares	Value

Capital Markets: 1.32%
Morgan Stanley	134,516	$4,350,247
T. Rowe Price Group Incorporated	21,828	1,695,162

		6,045,409

Consumer Finance: 0.37%
Capital One Financial Corporation	21,299	1,694,122

Diversified Financial Services: 1.92%
Berkshire Hathaway Incorporated Class B †	70,134	8,796,908

Insurance: 3.74%
ACE Limited	16,633	1,664,963
American Financial Group Incorporated	21,643	1,211,792
American International Group Incorporated	51,596	2,681,960
Assurant Incorporated	30,098	1,907,009
Lincoln National Corporation	17,710	927,827
Symetra Financial Corporation	125,897	2,870,452
The Hartford Financial Services Group Incorporated	101,076	3,452,756
The Travelers Companies Incorporated	11,384	1,019,551
XL Group plc	43,686	1,408,437

		17,144,747

REITs: 3.16%
American Tower Corporation	49,089	4,633,511
AvalonBay Communities Incorporated	23,537	3,485,359
Crown Castle International Corporation	13,302	986,742
General Growth Properties Incorporated	54,371	1,270,650
Simon Property Group Incorporated	24,252	4,078,944

		14,455,206

Health Care: 13.86%

Biotechnology: 1.37%
Amgen Incorporated	25,852	3,293,286
Biogen Idec Incorporated †	1,953	653,064
Gilead Sciences Incorporated †	25,532	2,337,455

		6,283,805

Health Care Equipment & Supplies: 2.24%
Boston Scientific Corporation †	217,435	2,778,819
Covidien plc	15,711	1,359,159
DexCom Incorporated †	56,132	2,115,054
Medtronic Incorporated	65,392	4,037,302

		10,290,334

Health Care Providers & Services: 3.10%
Aetna Incorporated	44,127	3,421,166
AmerisourceBergen Corporation	45,014	3,462,027
Cardinal Health Incorporated	16,082	1,152,275

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Health Care Providers & Services (continued)
Humana Incorporated	7,250	$852,963
McKesson Corporation	19,519	3,744,915
UnitedHealth Group Incorporated	19,236	1,559,078

		14,192,424

Life Sciences Tools & Services: 0.20%
Thermo Fisher Scientific Incorporated	7,430	902,745

Pharmaceuticals: 6.95%
AbbVie Incorporated	89,931	4,706,989
Actavis plc †	9,843	2,108,961
Eli Lilly & Company	41,084	2,508,589
Johnson & Johnson	106,937	10,703,324
Merck & Company Incorporated	66,906	3,796,246
Pfizer Incorporated	278,951	8,005,894

		31,830,003

Industrials: 11.00%

Aerospace & Defense: 3.39%
L-3 Communications Holdings Incorporated	17,226	1,808,041
Lockheed Martin Corporation	15,219	2,541,116
Northrop Grumman Corporation	32,117	3,959,063
Raytheon Company	28,692	2,604,373
The Boeing Company	38,153	4,596,673

		15,509,266

Air Freight & Logistics: 0.19%
United Parcel Service Incorporated Class B	8,856	859,829

Airlines: 1.54%
Delta Air Lines Incorporated	93,163	3,489,886
Southwest Airlines Company	126,390	3,574,309

		7,064,195

Building Products: 0.19%
Masco Corporation	40,704	846,643

Commercial Services & Supplies: 0.71%
RR Donnelley & Sons Company	90,011	1,562,591
The ADT Corporation «	49,108	1,708,958

		3,271,549

Construction & Engineering: 0.49%
Fluor Corporation	31,002	2,259,116

Industrial Conglomerates: 2.30%
3M Company	6,744	950,162
General Electric Company	380,340	9,565,551

		10,515,713

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Disciplined U.S. Core Fund	13

Security name	Shares	Value

Machinery: 1.80%
Caterpillar Incorporated	46,527	$4,687,595
Snap-On Incorporated	29,765	3,577,753

		8,265,348

Road & Rail: 0.39%
CSX Corporation	60,051	1,796,726

Information Technology: 19.33%

Communications Equipment: 2.86%
Cisco Systems Incorporated	241,638	6,096,527
Harris Corporation	14,129	964,587
QUALCOMM Incorporated	81,796	6,028,365

		13,089,479

Electronic Equipment, Instruments & Components: 0.81%
Corning Incorporated	189,404	3,721,789

Internet Software & Services: 1.89%
Facebook Incorporated Class A †	62,710	4,555,882
Google Incorporated Class A †	6,529	3,783,882
Google Incorporated Class C †	522	298,375

		8,638,139

IT Services: 2.24%
International Business Machines Corporation	9,931	1,903,475
MasterCard Incorporated Class A	16,508	1,224,068
Visa Incorporated Class A	5,457	1,151,482
Western Union Company	127,937	2,235,059
Xerox Corporation	284,436	3,771,621

		10,285,705

Semiconductors & Semiconductor Equipment: 2.68%
Intel Corporation	243,922	8,266,517
Lam Research Corporation	15,379	1,076,530
Micron Technology Incorporated †	96,395	2,944,867

		12,287,914

Software: 3.68%
CA Incorporated	44,396	1,282,156
Microsoft Corporation	214,392	9,253,159
Oracle Corporation	156,386	6,316,431

		16,851,746

Technology Hardware, Storage & Peripherals: 5.17%
Apple Incorporated	165,778	15,843,403
EMC Corporation	33,957	994,940
Hewlett-Packard Company	144,234	5,136,173

SanDisk Corporation	18,446	1,691,683

		23,666,199

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2014

Security name		Shares	Value

Materials: 2.61%

Chemicals: 1.64%
Dow Chemical Company		90,678	$4,630,925
E.I. du Pont de Nemours & Company		23,568	1,515,658
LyondellBasell Industries NV Class A		12,943	1,375,194

			7,521,777

Metals & Mining: 0.97%
Freeport-McMoRan Copper & Gold Incorporated Class B		59,997	2,233,088
United States Steel Corporation «		66,402	2,223,803

			4,456,891

Telecommunication Services: 3.23%

Diversified Telecommunication Services: 3.23%
AT&T Incorporated		171,460	6,102,261
Verizon Communications Incorporated		172,380	8,691,400

			14,793,661

Utilities: 2.23%

Electric Utilities: 0.98%
Entergy Corporation		38,229	2,784,218
Exelon Corporation		55,127	1,713,347

			4,497,565

Gas Utilities: 0.64%
AGL Resources Incorporated		56,956	2,941,208

Multi-Utilities: 0.61%
Public Service Enterprise Group Incorporated		78,478	2,760,071

Total Common Stocks (Cost $295,708,721)			446,403,165

	Yield
Short-Term Investments: 3.74%

Investment Companies: 3.74%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	12,091,567	12,091,567
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)	0.11	5,063,511	5,063,511

Total Short-Term Investments (Cost $17,155,078)			17,155,078

Total investments in securities
(Cost $312,863,799) *	101.18%	463,558,243
Other assets and liabilities, net	(1.18)	(5,426,387)

Total net assets	100.00%	$458,131,856

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Disciplined U.S. Core Fund	15

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $313,892,235 and unrealized gains (losses) consists of:

Gross unrealized gains	$152,858,611
Gross unrealized losses	(3,192,603)

Net unrealized gains	$149,666,008

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Disciplined U.S. Core Fund	Statement of assets and liabilities—July 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $295,708,721), including $4,839,028 of securities loaned	$446,403,165
In affiliated securities, at value (cost $17,155,078)	17,155,078

Total investments, at value (cost $312,863,799)	463,558,243
Receivable for Fund shares sold	140,535
Receivable for dividends	618,271
Receivable for securities lending income	2,802
Prepaid expenses and other assets	25,649

Total assets	464,345,500

Liabilities
Payable for Fund shares redeemed	518,233
Payable upon receipt of securities loaned	5,063,511
Advisory fee payable	117,218
Distribution fees payable	5,313
Administration fees payable	102,015
Accrued expenses and other liabilities	407,354

Total liabilities	6,213,644

Total net assets	$458,131,856

NET ASSETS CONSIST OF
Paid-in capital	$230,993,181
Undistributed net investment income	5,730,025
Accumulated net realized gains on investments	70,714,206
Net unrealized gains on investments	150,694,444

Total net assets	$458,131,856

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$305,576,729
Shares outstanding – Class A1	18,761,829
Net asset value per share – Class A	$16.29
Maximum offering price per share – Class A2	$17.28
Net assets – Class C	$10,912,683
Shares outstanding – Class C1	705,404
Net asset value per share – Class C	$15.47
Net assets – Administrator Class	$50,498,458
Shares outstanding – Administrator Class[1]	3,041,697
Net asset value per share – Administrator Class	$16.60
Net assets – Institutional Class	$91,143,986
Shares outstanding – Institutional Class[1]	5,533,524
Net asset value per share – Institutional Class	$16.47

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2014	Wells Fargo Advantage Disciplined U.S. Core Fund	17

Investment income
Dividends	$9,401,486
Securities lending income, net	60,879
Income from affiliated securities	2,436

Total investment income	9,464,801

Expenses
Advisory fee	1,297,333
Administration fees
Fund level	216,222
Class A	771,326
Class C	26,680
Administrator Class	54,118
Institutional Class	57,121
Shareholder servicing fees
Class A	741,659
Class C	25,654
Administrator Class	132,936
Distribution fees
Class C	76,961
Custody and accounting fees	47,639
Professional fees	52,724
Registration fees	44,607
Shareholder report expenses	49,583
Trustees’ fees and expenses	9,884
Other fees and expenses	83,950

Total expenses	3,688,397
Less: Fee waivers and/or expense reimbursements	(45,364)

Net expenses	3,643,033

Net investment income	5,821,768

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	71,674,199
Net change in unrealized gains (losses) on investments	(9,441,808)

Net realized and unrealized gains (losses) on investments	62,232,391

Net increase in net assets resulting from operations	$68,054,159

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Disciplined U.S. Core Fund	Statement of changes in net assets

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment income		$5,821,768		$6,940,044
Net realized gains on investments		71,674,199		57,444,012
Net change in unrealized gains (losses) on investments		(9,441,808)		30,911,850

Net increase in net assets resulting from operations		68,054,159		95,295,906

Distributions to shareholders from
Net investment income
Class A		(4,752,589)		(4,355,756)
Class C		(97,722)		(82,326)
Administrator Class		(634,126)		(2,153,996)
Institutional Class		(1,401,931)		(24,206)
Net realized gains
Class A		(38,995,790)		(27,133,857)
Class C		(1,394,806)		(948,466)
Administrator Class		(6,776,357)		(14,145,664)
Institutional Class		(9,948,253)		(117,107)

Total distributions to shareholders		(64,001,574)		(48,961,378)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	678,932	10,775,202	472,785	7,027,919
Class C	94,568	1,412,231	98,506	1,401,647
Administrator Class	242,716	3,925,319	469,700	7,023,931
Institutional Class	6,582,647	106,283,524	41,930	651,116

		122,396,276		16,104,613

Reinvestment of distributions
Class A	2,774,700	42,042,332	2,203,682	29,725,637
Class C	73,060	1,051,887	53,713	692,961
Administrator Class	399,637	6,149,295	433,941	5,920,813
Institutional Class	96,268	1,480,716	10,367	141,313

		50,724,230		36,480,724

Payment for shares redeemed
Class A	(2,255,673)	(35,863,720)	(2,465,454)	(36,487,861)
Class C	(74,785)	(1,139,432)	(148,904)	(2,081,805)
Administrator Class	(5,335,919)	(86,377,733)	(3,339,540)	(49,949,863)
Institutional Class	(1,259,512)	(20,243,867)	(20,333)	(300,944)

		(143,624,752)		(88,820,473)

Net increase (decrease) in net assets resulting from capital share transactions		29,495,754		(36,235,136)

Total increase in net assets		33,548,339		10,099,392

Net assets
Beginning of period		424,583,517		414,484,125

End of period		$458,131,856		$424,583,517

Undistributed net investment income		$5,730,025		$6,820,027

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$16.27	$14.65	$14.25	$11.93	$10.85
Net investment income	0.19	0.24	0.20	0.16	0.15
Net realized and unrealized gains (losses) on investments	2.35	3.25	0.93	2.17	1.09

Total from investment operations	2.54	3.49	1.13	2.33	1.24
Distributions to shareholders from
Net investment income	(0.24)	(0.24)	(0.23)	(0.01)	(0.16)
Net realized gains	(2.28)	(1.63)	(0.50)	0.00	0.00

Total distributions to shareholders	(2.52)	(1.87)	(0.73)	(0.01)	(0.16)
Net asset value, end of period	$16.29	$16.27	$14.65	$14.25	$11.93
Total return[2]	17.00%	26.62%	8.54%	19.50%	11.39%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.92%	0.93%	0.76%
Net expenses	0.92%	0.92%	0.92%	0.92%	0.76%
Net investment income	1.27%	1.66%	1.43%	1.18%	1.27%
Supplemental data
Portfolio turnover rate	71%	64%	82%	64%	63%
Net assets, end of period (000s omitted)	$305,577	$285,780	$254,272	$268,460	$265,835

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Enhanced S&P 500 Fund.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$15.58	$14.10	$13.69	$11.54	$10.50
Net investment income	0.08	0.12	0.09	0.05	0.06
Net realized and unrealized gains (losses) on investments	2.23	3.12	0.90	2.10	1.04

Total from investment operations	2.31	3.24	0.99	2.15	1.10
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.08)	0.00	(0.06)
Net realized gains	(2.28)	(1.63)	(0.50)	0.00	0.00

Total distributions to shareholders	(2.42)	(1.76)	(0.58)	0.00	(0.06)
Net asset value, end of period	$15.47	$15.58	$14.10	$13.69	$11.54
Total return[2]	16.10%	25.65%	7.75%	18.63%	10.51%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.69%	1.67%	1.68%	1.51%
Net expenses	1.67%	1.67%	1.67%	1.67%	1.51%
Net investment income	0.51%	0.92%	0.68%	0.44%	0.52%
Supplemental data
Portfolio turnover rate	71%	64%	82%	64%	63%
Net assets, end of period (000s omitted)	$10,913	$9,544	$8,590	$8,768	$11,613

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Enhanced S&P 500 Fund.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$16.47	$14.79	$14.36	$11.99	$10.92
Net investment income	0.25 [2]	0.28 [2]	0.23 [2]	0.19 [2]	0.20
Net realized and unrealized gains (losses) on investments	2.35	3.27	0.93	2.19	1.06

Total from investment operations	2.60	3.55	1.16	2.38	1.26
Distributions to shareholders from
Net investment income	(0.19)	(0.24)	(0.23)	(0.01)	(0.19)
Net realized gains	(2.28)	(1.63)	(0.50)	0.00	0.00

Total distributions to shareholders	(2.47)	(1.87)	(0.73)	(0.01)	(0.19)
Net asset value, end of period	$16.60	$16.47	$14.79	$14.36	$11.99
Total return	17.12%	26.82%	8.72%	19.84%	11.51%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.78%	0.75%	0.77%	0.52%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.52%
Net investment income	1.56%	1.87%	1.63%	1.37%	1.53%
Supplemental data
Portfolio turnover rate	71%	64%	82%	64%	63%
Net assets, end of period (000s omitted)	$50,498	$127,384	$150,408	$244,716	$371,389

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Enhanced S&P 500 Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Enhanced S&P 500 Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$16.43	$14.78	$14.39	$11.99	$11.99
Net investment income	0.26 [2]	0.35	0.26 [2]	0.22	0.00
Net realized and unrealized gains (losses) on investments	2.37	3.23	0.93	2.19	0.00

Total from investment operations	2.63	3.58	1.19	2.41	0.00
Distributions to shareholders from
Net investment income	(0.31)	(0.30)	(0.30)	(0.01)	0.00
Net realized gains	(2.28)	(1.63)	(0.50)	0.00	0.00

Total distributions to shareholders	(2.59)	(1.93)	(0.80)	(0.01)	0.00
Net asset value, end of period	$16.47	$16.43	$14.78	$14.39	$11.99
Total return	17.48%	27.16%	9.02%	20.10%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.51%	0.49%	0.51%	0.00%
Net expenses	0.48%	0.48%	0.48%	0.47%	0.00%
Net investment income	1.63%	2.08%	1.80%	1.62%	0.00%
Supplemental data
Portfolio turnover rate	71%	64%	82%	64%	63%
Net assets, end of period (000s omitted)	$91,144	$1,875	$1,215	$12	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Disciplined U.S. Core Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

24	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(25,402)	$25,402

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to financial statements	Wells Fargo Advantage Disciplined U.S. Core Fund	25
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$49,046,932	$0	$0	$49,046,932
Consumer staples	37,525,750	0	0	37,525,750
Energy	47,832,610	0	0	47,832,610
Financials	72,598,033	0	0	72,598,033
Health care	63,499,311	0	0	63,499,311
Industrials	50,388,385	0	0	50,388,385
Information technology	88,540,971	0	0	88,540,971
Materials	11,978,668	0	0	11,978,668
Telecommunication services	14,793,661	0	0	14,793,661
Utilities	10,198,844	0	0	10,198,844

Short-term investments
Investment companies	12,091,567	5,063,511	0	$17,155,078

Total assets	$458,494,732	$5,063,511	$0	$463,558,243

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

26	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.92% for Class A shares, 1.67% for Class C shares, 0.74% for Administrator Class shares, and 0.48% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended July 31, 2014, Funds Distributor received $10,191 from the sale of Class A shares. For the year ended July 31, 2014, there were no contingent deferred sales charges paid to Funds Distributor by Class A and Class C shareholders.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $304,925,850 and $339,130,515, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $668 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Disciplined U.S. Core Fund	27

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

	Year ended July 31
	2014	2013
Ordinary income	$20,207,742	$6,616,284
Long-term capital gain	43,793,832	42,345,094

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$19,437,382	$58,095,842	$149,666,008

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Disciplined U.S. Core Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Disciplined U.S. Core Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 42.21% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $43,793,832 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $8,770,163 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2014, $13,321,373 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	33

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P 500 Index, for the one-, three- and ten-year periods under review, and lower than its benchmark for the five-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the five-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during this period. The Board noted the positive performance of the Fund relative to the Universe and was satisfied with the explanation it received and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

34	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Disciplined U.S. Core Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227163 09-14 A203/AR203 07-14

Wells Fargo Advantage Endeavor Select FundSM

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Endeavor Select Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Endeavor Select Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would reduce (or taper) its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Endeavor Select Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Endeavor Select Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STAEX)	12-29-2000	11.62	14.03	6.67	18.40	15.38	7.31	1.27	1.26
Class B (WECBX)*	12-29-2000	12.50	14.28	6.73	17.50	14.51	6.73	2.02	2.01
Class C (WECCX)	12-29-2000	16.60	14.53	6.50	17.60	14.53	6.50	2.02	2.01
Administrator Class (WECDX)	4-8-2005	–	–	–	18.77	15.66	7.56	1.11	1.01
Institutional Class (WFCIX)	4-8-2005	–	–	–	18.98	15.89	7.75	0.84	0.81
Russell 1000® Growth Index[4]	–	–	–	–	18.69	17.25	8.66	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Endeavor Select Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Administrator Class shares and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Administrator Class, and 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Endeavor Select Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2014.

■	Negative results in the consumer discretionary and industrials sectors were the main detractors from performance.

■	Although stock prices generally reflected underlying company fundamentals during much of the 12-month period, the Fund underperformed overall due largely to brief—but dramatic—periods when macro events drove uncertainty in the equity markets and investors temporarily rotated away from companies with strong secular growth.

Equity markets in the U.S. performed strongly over the period, responding positively to improving economic data that pointed to continued recovery in the U.S. economy. While other countries, such as China and several eurozone nations, struggled with slowing growth and deflation concerns, the U.S. improved steadily in a wide range of metrics. As a result, investing in the U.S. tended to appear more attractive compared with investing in many other areas of the world. Several episodes of risk-off trading that occurred during the 12-month period—driven largely by a combination of geopolitical events and uncertainty over possible policy changes by the Federal Reserve—proved to be short-lived.

Ten largest equity holdings[6] (%) as of July 31, 2014
Apple Incorporated	5.78
Constellation Brands Incorporated Class A	3.93
Facebook Incorporated Class A	3.72
Google Incorporated Class A	3.38
Visa Incorporated Class A	3.28
SBA Communications Corporation Class A	3.23
Amazon.com Incorporated	3.15
Liberty Global plc Class C	2.93
American Express Company	2.81
McKesson Corporation	2.74

Overall Fund performance was pressured primarily by weakness in consumer discretionary and industrials.

The main detractors from relative performance were stock-specific challenges in the consumer discretionary and industrials sectors. In consumer discretionary, consumer electronics retailer Best Buy Company, Incorporated, delivered disappointing results as holiday sales proved to be weaker than expected given a highly promotional environment. We anticipated that the new management’s supply-chain enhancements would lead to improving margins. While this played out during the second half of 2013, the highly promotional pricing environment and declining store traffic from online competition proved to be too much to overcome. With our operational improvement thesis being overshadowed by the challenge of an increasingly competitive environment, we sold the position. Within industrials, Kansas City Southern owns a rail network strategically positioned to participate in increasing trade between the U.S. and Mexico. However, concerns arose over potential new regulations mandating open access on Mexico’s rail lines with public-pricing transparency, which could threaten Kansas City Southern’s exclusivity agreements within that country. This situation led to a decrease in the company’s share price and a compromise to our investment thesis. As is consistent with our process, the increased uncertainty led us to sell the position in favor of what we viewed as better opportunities.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Endeavor Select Fund	7

Sector distribution[7] as of July 31, 2014

The consumer staples and IT sectors were main contributors to relative performance for the 12-month period. In consumer staples, the Fund’s positioning added to returns, driven by Constellation Brands Incorporated. This manufacturer and distributor of spirit beverages was among the Fund’s largest contributors for 2013 and we believe is an excellent example of a developing situation within our portfolio construction methodology. Constellation Brands continued to enjoy multiple growth opportunities as a result of both strategic acquisitions and organic operations. Revenue growth from distribution of the Corona and Modelo brands of beer, margin expansion within the beer business, and an improving pricing environment for wine helped the company’s shares.

In the IT sector of the portfolio, the results posted by Facebook, Incorporated, confirmed that the company’s core business remained strong, with rapid growth in mobile advertising revenues. Additionally, concerns about the company’s ability to monetize its video and Instagram assets were proven to be misplaced. We believe that, as the dominant global social network, Facebook should be able to continue expanding beyond its core display-advertising market for some time to come. We expect the company’s fundamentals to continue to surprise to the upside and therefore maintain our conviction in the stock.

Recent market dynamics have supported our belief that the Fund has been pointed in the right direction.

As 2014 began, U.S. equities were challenged. The cold winter took a toll on the U.S. economy, and geopolitical events in Syria, Iraq, and Ukraine added to the uncertainty. Although the labor market continued to improve, the potential for wage gains was repeatedly pushed further out in time. However, recent market dynamics have supported our belief that the portfolio has been appropriately positioned. While a broad-based recovery in U.S. retail spending remains elusive, sales of automobiles, furniture, and travel remained strong as of July 31, 2014. Online spending also was robust, as were the advertising dollars that followed. Therefore, we have focused the portfolio in these areas.

Although challenges remain, we maintain a positive outlook for U.S. corporate earnings growth. Transportation historically has been a reliable leading indicator, and recent transportation data have been strong. Also, data from the Institute for Supply Management appear to confirm that manufacturing output and business activity are improving. As a result, the Fund maintains exposure to industrials and the manufacturing industry. We believe that U.S. equities are not overvalued and that they generally possess superior fundamentals relative to most other global equities, which in turn continues to attract risk capital to the U.S. markets. Furthermore, should the macro environment weaken, we believe our investment style may benefit because in times of a weaker economy, the high earnings growth rate embedded within the portfolio may command a scarcity premium.

In line with our investment philosophy, we continue to maintain an earnings growth rate within the portfolio that is significantly higher than the benchmark’s and to target companies that we view as having superior outlooks. Our highest-conviction themes—as evidenced by portfolio holdings—include internet spending, mobile/wireless spending, biopharmaceuticals, aerospace, transportation, and bank lending. We believe an actively managed strategy such as ours—focused on identifying companies’ potential for superior earnings growth, seeking a bottom-up research edge, and balancing the allocation of portfolio capital—has the potential to drive positive results for the benefit of Fund shareholders.

Please see footnotes on page 5.

8	Wells Fargo Advantage Endeavor Select Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,035.17	$6.26	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%
Class B
Actual	$1,000.00	$1,031.10	$10.02	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$9.94	1.99%
Class C
Actual	$1,000.00	$1,031.92	$10.03	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$9.94	1.99%
Administrator Class
Actual	$1,000.00	$1,036.59	$5.05	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
Institutional Class
Actual	$1,000.00	$1,037.53	$4.04	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Endeavor Select Fund	9

Security name	Shares	Value

Common Stocks: 98.95%

Consumer Discretionary: 24.52%

Auto Components: 2.24%
Delphi Automotive plc	240,100	$16,038,680

Hotels, Restaurants & Leisure: 4.27%
Chipotle Mexican Grill Incorporated †	22,400	15,064,000
Las Vegas Sands Corporation	210,029	15,510,642

		30,574,642

Internet & Catalog Retail: 6.86%
Amazon.com Incorporated †	72,000	22,535,280
Netflix Incorporated †	30,500	12,892,960
Priceline Group Incorporated †	11,000	13,666,950

		49,095,190

Media: 7.70%
Liberty Global plc Class C †	524,800	20,986,752
Time Warner Incorporated	198,100	16,446,262
Twenty-First Century Fox Incorporated	556,700	17,636,256

		55,069,270

Specialty Retail: 1.16%
TJX Companies Incorporated	155,840	8,304,714

Textiles, Apparel & Luxury Goods: 2.29%
Nike Incorporated Class B	212,700	16,405,551

Consumer Staples: 3.93%

Beverages: 3.93%
Constellation Brands Incorporated Class A †	338,100	28,150,206

Energy: 6.16%

Energy Equipment & Services: 2.59%
Halliburton Company	269,000	18,558,310

Oil, Gas & Consumable Fuels: 3.57%
Antero Resources Corporation †	169,377	9,783,215
Pioneer Natural Resources Company	71,100	15,745,806

		25,529,021

Financials: 11.64%

Banks: 1.89%
First Republic Bank	289,300	13,516,096

Capital Markets: 2.37%
Affiliated Managers Group Incorporated †	85,200	16,976,100

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Endeavor Select Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Consumer Finance: 2.82%
American Express Company	228,900	$20,143,200

Diversified Financial Services: 2.26%
IntercontinentalExchange Group Incorporated	84,300	16,204,146

Insurance: 2.30%
Aon plc	195,500	16,492,380

Health Care: 10.33%

Biotechnology: 4.91%
Biogen Idec Incorporated †	49,800	16,652,622
Celgene Corporation †	211,800	18,458,370

		35,110,992

Health Care Providers & Services: 2.74%
McKesson Corporation	102,200	19,608,092

Pharmaceuticals: 2.68%
AbbVie Incorporated	366,700	19,193,078

Industrials: 8.66%

Aerospace & Defense: 2.30%
Precision Castparts Corporation	71,942	16,460,330

Airlines: 1.68%
Delta Air Lines Incorporated	319,900	11,983,454

Machinery: 2.27%
Cummins Incorporated	116,700	16,266,813

Road & Rail: 2.41%
Canadian Pacific Railway Limited	90,900	17,266,455

Information Technology: 27.78%

Electronic Equipment, Instruments & Components: 2.26%
TE Connectivity Limited	261,300	16,171,857

Internet Software & Services: 9.59%
Facebook Incorporated Class A †	366,600	26,633,490
Google Incorporated Class A †	41,775	24,210,701
Google Incorporated Class C †	31,175	17,819,630

		68,663,821

IT Services: 5.32%
Vantiv Incorporated Class A †	445,100	14,590,378
Visa Incorporated Class A	111,300	23,485,413

		38,075,791

Software: 4.83%
Adobe Systems Incorporated †	196,700	13,593,937

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Endeavor Select Fund	11

Security name		Shares	Value

Software (continued)
Salesforce.com Incorporated †		244,000	$13,237,000
ServiceNow Incorporated †		131,800	7,749,840

			34,580,777

Technology Hardware, Storage & Peripherals: 5.78%
Apple Incorporated		432,543	41,338,135

Materials: 2.70%

Chemicals: 2.70%
Monsanto Company		170,900	19,327,081

Telecommunication Services: 3.23%

Wireless Telecommunication Services: 3.23%
SBA Communications Corporation Class A †		216,479	23,148,099

Total Common Stocks (Cost $566,174,350)			708,252,281

	Yield
Short-Term Investments: 0.97%

Investment Companies: 0.97%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	6,918,321	6,918,321

Total Short-Term Investments (Cost $6,918,321)			6,918,321

Total investments in securities
(Cost $573,092,671) *	99.92%	715,170,602
Other assets and liabilities, net	0.08	594,772

Total net assets	100.00%	$715,765,374

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $573,713,909 and unrealized gains (losses) consists of:

Gross unrealized gains	$148,931,166
Gross unrealized losses	$(7,474,473)

Net unrealized gains	$141,456,693

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Endeavor Select Fund	Statement of assets and liabilities—July 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $566,174,350)	$708,252,281
In affiliated securities, at value (cost $6,918,321)	6,918,321

Total investments, at value (cost $573,092,671)	715,170,602
Receivable for investments sold	19,303,723
Receivable for Fund shares sold	519,657
Receivable for dividends	461,872
Prepaid expenses and other assets	26,213

Total assets	735,482,067

Liabilities
Payable for investments purchased	18,548,866
Payable for Fund shares redeemed	518,560
Advisory fee payable	399,507
Distribution fees payable	4,597
Administration fees payable	89,936
Accrued expenses and other liabilities	155,227

Total liabilities	19,716,693

Total net assets	$715,765,374

NET ASSETS CONSIST OF
Paid-in capital	$491,835,729
Accumulated net realized gains on investments	81,851,714
Net unrealized gains on investments	142,077,931

Total net assets	$715,765,374

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$41,707,842
Shares outstanding – Class A1	2,950,986
Net asset value per share – Class A	$14.13
Maximum offering price per share – Class A2	$14.99
Net assets – Class B	$247,972
Shares outstanding – Class B1	19,675
Net asset value per share – Class B	$12.60
Net assets – Class C	$6,746,886
Shares outstanding – Class C1	535,225
Net asset value per share – Class C	$12.61
Net assets – Administrator Class	$48,560,355
Shares outstanding – Administrator Class[1]	3,361,470
Net asset value per share – Administrator Class	$14.45
Net assets – Institutional Class	$618,502,319
Shares outstanding – Institutional Class[1]	42,218,753
Net asset value per share – Institutional Class	$14.65

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2014	Wells Fargo Advantage Endeavor Select Fund	13

Investment income
Dividends*	$4,034,683
Income from affiliated securities	9,841
Securities lending income, net	8,964

Total investment income	4,053,488

Expenses
Advisory fee	4,460,342
Administration fees
Fund level	346,827
Class A	118,121
Class B	987
Class C	17,633
Administrator Class	61,461
Institutional Class	463,681
Shareholder servicing fees
Class A	113,578
Class B	949
Class C	16,955
Administrator Class	139,184
Distribution fees
Class B	2,847
Class C	50,865
Custody and accounting fees	41,916
Professional fees	37,327
Registration fees	66,675
Shareholder report expenses	131,183
Trustees’ fees and expenses	11,943
Other fees and expenses	14,473

Total expenses	6,096,947
Less: Fee waivers and/or expense reimbursements	(141,530)

Net expenses	5,955,417

Net investment loss	(1,901,929)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	115,526,129
Net change in unrealized gains (losses) on investments	3,258,076

Net realized and unrealized gains (losses) on investments	118,784,205

Net increase in net assets resulting from operations	$116,882,276

* Net of foreign dividend withholding taxes in the amount of	$4,539

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Endeavor Select Fund	Statement of changes in net assets

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment income (loss)		$(1,901,929)		$2,709,721
Net realized gains on investments		115,526,129		140,899,605
Net change in unrealized gains (losses) on investments		3,258,076		(23,588,525)

Net increase in net assets resulting from operations		116,882,276		120,020,801

Distributions to shareholders from
Net investment income
Administrator Class		(97,085)		0
Institutional Class		(2,001,641)		0
Net realized gains
Class A		(2,203,445)		0
Class B		(22,001)		0
Class C		(364,783)		0
Administrator Class		(2,987,418)		0
Institutional Class		(26,344,957)		0

Total distributions to shareholders		(34,021,330)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	262,020	3,578,072	419,904	4,822,123
Class B	2,013	24,431	1,531	16,659
Class C	57,270	710,640	51,254	528,802
Administrator Class	487,193	6,799,164	2,170,274	26,247,659
Institutional Class	9,878,304	139,039,120	8,615,117	101,674,535

		150,151,427		133,289,778

Reinvestment of distributions
Class A	158,036	2,144,550	0	0
Class B	1,707	20,756	0	0
Class C	29,369	357,128	0	0
Administrator Class	194,103	2,691,721	0	0
Institutional Class	1,890,146	26,598,582	0	0

		31,812,737		0

Payment for shares redeemed
Class A	(985,474)	(13,604,809)	(1,424,499)	(16,145,152)
Class B	(27,816)	(338,489)	(72,878)	(742,509)
Class C	(109,981)	(1,352,148)	(144,602)	(1,485,085)
Administrator Class	(2,689,608)	(37,603,302)	(2,211,989)	(25,682,424)
Institutional Class	(8,839,212)	(124,313,851)	(37,737,981)	(428,796,022)

		(177,212,599)		(472,851,192)

Net increase (decrease) in net assets resulting from capital share transactions		4,751,565		(339,561,414)

Total increase (decrease) in net assets		87,612,511		(219,540,613)

Net assets
Beginning of period		628,152,863		847,693,476

End of period		$715,765,374		$628,152,863

Undistributed net investment income		$0		$2,098,146

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	15

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.52	$10.45	$10.12	$8.12	$7.25
Net investment income (loss)	(0.09)[1]	0.00 [1,2]	(0.05)[1]	(0.05)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	2.37	2.07	0.38	2.05	0.91

Total from investment operations	2.28	2.07	0.33	2.00	0.87
Distributions to shareholders from
Net realized gains	(0.67)	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.13	$12.52	$10.45	$10.12	$8.12
Total return[3]	18.40%	19.81%	3.26%	24.63%	12.00%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.26%	1.23%	1.23%	1.28%
Net expenses	1.24%	1.25%	1.23%	1.23%	1.25%
Net investment income (loss)	(0.66)%	0.03%	(0.49)%	(0.52)%	(0.51)%
Supplemental data
Portfolio turnover rate	100%	97%	94%	100%	139%
Net assets, end of period (000s omitted)	$41,708	$44,041	$47,233	$94,704	$125,266

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.31	$9.51	$9.28	$7.50	$6.75
Net investment loss	(0.17)[1]	(0.07)[1]	(0.11)[1]	(0.11)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	2.13	1.87	0.34	1.89	0.84

Total from investment operations	1.96	1.80	0.23	1.78	0.75
Distributions to shareholders from
Net realized gains	(0.67)	0.00	0.00	0.00	0.00
Net asset value, end of period	$12.60	$11.31	$9.51	$9.28	$7.50
Total return[2]	17.50%	18.93%	2.48%	23.73%	11.11%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.00%	1.98%	1.98%	2.02%
Net expenses	1.99%	2.00%	1.98%	1.98%	2.00%
Net investment loss	(1.41)%	(0.67)%	(1.24)%	(1.26)%	(1.25)%
Supplemental data
Portfolio turnover rate	100%	97%	94%	100%	139%
Net assets, end of period (000s omitted)	$248	$495	$1,095	$1,633	$2,622

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.32	$9.51	$9.28	$7.50	$6.75
Net investment loss	(0.17)[1]	(0.07)[1]	(0.11)[1]	(0.11)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	2.13	1.88	0.34	1.89	0.84

Total from investment operations	1.96	1.81	0.23	1.78	0.75
Distributions to shareholders from
Net realized gains	(0.67)	0.00	0.00	0.00	0.00
Net asset value, end of period	$12.61	$11.32	$9.51	$9.28	$7.50
Total return[2]	17.60%	18.93%	2.48%	23.73%	11.11%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.01%	1.98%	1.98%	2.03%
Net expenses	1.99%	2.00%	1.98%	1.98%	2.00%
Net investment loss	(1.41)%	(0.72)%	(1.25)%	(1.27)%	(1.26)%
Supplemental data
Portfolio turnover rate	100%	97%	94%	100%	139%
Net assets, end of period (000s omitted)	$6,747	$6,320	$6,199	$7,448	$7,825

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.78	$10.63	$10.26	$8.22	$7.34
Net investment income (loss)	(0.06)[1]	0.03 [1]	(0.03)[1]	(0.03)[1]	(0.02)[1]
Net realized and unrealized gains (losses) on investments	2.42	2.12	0.40	2.07	0.91

Total from investment operations	2.36	2.15	0.37	2.04	0.89
Distributions to shareholders from
Net investment income	(0.02)	0.00	0.00	0.00	(0.01)
Net realized gains	(0.67)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.69)	0.00	0.00	0.00	(0.01)
Net asset value, end of period	$14.45	$12.78	$10.63	$10.26	$8.22
Total return	18.77%	20.13%	3.51%	24.94%	12.16%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.08%	1.07%	1.07%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.42)%	0.23%	(0.27)%	(0.29)%	(0.26)%
Supplemental data
Portfolio turnover rate	100%	97%	94%	100%	139%
Net assets, end of period (000s omitted)	$48,560	$68,611	$57,533	$232,954	$223,320

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.95	$10.75	$10.37	$8.28	$7.39
Net investment income (loss)	(0.03)[1]	0.06 [1]	(0.01)[1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	2.45	2.14	0.39	2.10	0.93

Total from investment operations	2.42	2.20	0.38	2.09	0.92
Distributions to shareholders from
Net investment income	(0.05)	0.00	0.00	0.00	(0.03)
Net realized gains	(0.67)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.72)	0.00	0.00	0.00	(0.03)
Net asset value, end of period	$14.65	$12.95	$10.75	$10.37	$8.28
Total return	18.98%	20.37%	3.66%	25.24%	12.41%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.80%	0.80%	0.83%
Net expenses	0.80%	0.80%	0.79%	0.80%	0.80%
Net investment income (loss)	(0.22)%	0.50%	(0.06)%	(0.08)%	(0.07)%
Supplemental data
Portfolio turnover rate	100%	97%	94%	100%	139%
Net assets, end of period (000s omitted)	$618,502	$508,685	$735,633	$853,494	$933,587

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Endeavor Select Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

Notes to financial statements	Wells Fargo Advantage Endeavor Select Fund	21

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$1,902,509	$(1,902,509)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

22	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$175,488,047	$0	$0	$175,488,047
Consumer staples	28,150,206	0	0	28,150,206
Energy	44,087,331	0	0	44,087,331
Financials	83,331,922	0	0	83,331,922
Health care	73,912,162	0	0	73,912,162
Industrials	61,977,052	0	0	61,977,052
Information technology	198,830,381	0	0	198,830,381
Materials	19,327,081	0	0	19,327,081
Telecommunication services	23,148,099	0	0	23,148,099

Short-term investments
Investment companies	6,918,321	0	0	6,918,321
Total assets	$715,170,602	$0	$0	$715,170,602

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

Notes to financial statements	Wells Fargo Advantage Endeavor Select Fund	23

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.00% for Administrator Class shares, and 0.80% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended July 31, 2014, Funds Distributor received $4,559 from the sale of Class A shares. For the year ended July 31, 2014, there were no contingent deferred sales charges paid to Funds Distributor by Class A, Class B, and Class C shareholders.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $676,879,006 and $709,993,383, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $1,063 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended July 31, 2014 was $2,332,252 of ordinary income and $31,689,078 of long-term capital gain. For the year ended July 31, 2013, the Fund did not pay any distributions to shareholders.

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$31,224,329	$51,248,623	$141,456,693

24	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Endeavor Select Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Endeavor Select Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Endeavor Select Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

26	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 91.01% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $31,689,078 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $2,127,187 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2014, $234,106 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Endeavor Select Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

30	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

that the performance of the Fund (Administrator Class) was in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Growth Index, for the one- and ten-year periods under review, and lower than its benchmark for the three- and five-year periods

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during these periods. The Board noted that the Fund’s lead portfolio manager changed in 2012. The Board also noted the positive performance of the Fund relative to the Universe and was satisfied with the explanation it received and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes. The Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	31

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints. The Board also took into account an agreed-upon revision to the advisory fee schedule for the Fund that adds additional break points. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

32	Wells Fargo Advantage Endeavor Select Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227164 09-14 A205/AR205 07-14

Wells Fargo Advantage Growth Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Growth Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Growth Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Growth Fund	Performance highlights (unaudited)

The Fund is currently closed to most new investors1.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Joseph M. Eberhardy, CFA, CPA

Average annual total returns (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SGRAX)[2]	2-24-2000	4.40	18.53	11.38	10.77	19.95	12.04	1.18	1.18
Class C (WGFCX)	12-26-2002	8.96	19.06	11.24	9.96	19.06	11.24	1.93	1.93
Administrator Class (SGRKX)	8-30-2002	–	–	–	11.04	20.26	12.40	1.02	0.96
Institutional Class (SGRNX)	2-24-2000	–	–	–	11.26	20.49	12.57	0.75	0.75
Investor Class (SGROX)	12-31-1993	–	–	–	10.71	19.86	11.93	1.24	1.24
Russell 3000® Growth Index[5]	–	–	–	–	17.89	17.25	8.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Growth Fund	5

Growth of $10,000 investment[6] as of July 31, 2014

1.	Please see the Fund’s current Statement of Additional Information for further details.

2.	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 20, 2008, includes Advisor Class expenses.

3.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

4.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.21% for Class A, 1.96% for Class C, 0.96% for Administrator Class, 0.75% for Institutional Class, and 1.27% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended July 31, 2014.

■	The underperformance was largely due to a dramatic investor shift toward high-yielding stocks in March and April of 2014, which presented a challenge to our preference for rapidly growing companies. Stock selection in the consumer staples, consumer discretionary, and information technology (IT) sectors also held back results.

■	The energy sector was the top contributor to relative performance, driven largely by companies focused on U.S.-based shale locations. Biotechnology holdings within the health care sector also provided a significant contribution.

A temporary investor shift away from higher-growth stocks contributed to the Fund’s relative underperformance.

In the midst of a volatile year, we maintained our focus on companies we believe have the ability to achieve robust, sustainable earnings growth in a variety of market environments. However, faster-growing companies—the type we seek for the portfolio—were negatively affected by significant fluctuations in market leadership during this 12-month period. From July 2013 through February 2014, the portfolio outperformed its benchmark due to positive stock selection and increasing share prices of rapidly growing companies. But then, in March and April of 2014, a brief—but dramatic—rotation occurred as investors turned toward companies with slower growth potential and higher dividend yields. This temporary shift (likely a result of investor concerns such as the Russia/Ukraine situation and future of U.S. interest rates) contributed significantly to the portfolio’s underperformance over the period. In early May 2014, investors began to refocus on companies with solid growth fundamentals, which boosted the portfolio’s relative performance.

Ten largest equity holdings[7] (%) as of July 31, 2014
Alexion Pharmaceuticals Incorporated	2.62
Concho Resources Incorporated	2.38
Google Incorporated Class A	2.32
Google Incorporated Class C	2.32
CarMax Incorporated	2.22
Facebook Incorporated Class A	2.07
Dollar Tree Incorporated	1.98
Biogen Idec Incorporated	1.88
Pioneer Natural Resources Company	1.88
Tractor Supply Company	1.80

The Fund’s relative performance was pressured by stock selection in several sectors.

In addition to the negative effect of the March–April 2014 rotation away from rapidly growing companies, the Fund’s performance was pressured by stock selection in the consumer staples, consumer discretionary, and IT sectors. In consumer staples, The Fresh Market Incorporated, and Whole Foods Market Incorporated, both saw declining same-store sales resulting from increased competition within natural and organic foods. In addition, The Fresh Market experienced execution issues that prompted us to exit the position. Although we trimmed our position in Whole Foods as a measure of risk control, the stock remained a sizable holding in the Fund.

In the consumer discretionary sector, certain specialty and multiline retail holdings, such as Dollar Tree Incorporated, experienced periods of volatility in same-store sales that were partly influenced by abnormal weather patterns. Weakness in IT was attributable to select software-related holdings such as Rackspace Hosting Incorporated, which faced a challenging environment for business IT spending. Finally, the Fund maintained an underweight to Apple Incorporated, which dragged on relative performance as the stock rallied throughout most of the period.

Stock selection within the energy sector aided the Fund’s relative performance, and biotechnology holdings in the health care sector provided a significant contribution as well. In energy, oil exploration and production companies Concho Resources Incorporated and Pioneer Natural Resources Company performed well, continuing to maximize three-pad horizontal drilling techniques that vastly improved each well’s output. Deep well reserves and cultures of innovation helped drive returns as well. Within biotechnology, Alexion Pharmaceuticals Incorporated, was one of the largest individual contributors for the period. The company’s share price rose sharply based on strong sales of its leading drug, Soliris (for multiple therapeutic applications), and progress within its pipeline. In addition, Regeneron Pharmaceuticals Incorporated, and Gilead Sciences Incorporated, performed well, aided by strong product launches and exceptional pipeline development.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Growth Fund	7

Sector distribution[8] as of July 31, 2014

We remain committed to our process and confident regarding Fund positioning.

We remain focused on bottom-up analysis and have not wavered from our discipline of identifying companies that in our opinion have strong growth potential that has been underappreciated by the market. We view the broad equity market as fairly valued, with valuations for growth stocks slightly undervalued and currently trading at an approximately 5% discount from their long-term historical averages. Consequently, we believe the Fund is well positioned to take advantage of secular growth drivers during the remainder of 2014.

Please see footnotes on page 5.

8	Wells Fargo Advantage Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$999.40	$5.85	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91	1.18%
Class C
Actual	$1,000.00	$995.67	$9.55	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.64	1.93%
Administrator Class
Actual	$1,000.00	$1,000.38	$4.76	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81	0.96%
Institutional Class
Actual	$1,000.00	$1,001.28	$3.72	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Investor Class
Actual	$1,000.00	$999.00	$6.15	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Growth Fund	9

Security name	Shares	Value

Common Stocks: 100.01%

Consumer Discretionary: 19.62%

Auto Components: 0.81%
BorgWarner Incorporated	308,000	$19,173,000
Delphi Automotive plc	1,073,400	71,703,120

		90,876,120

Distributors: 1.79%
LKQ Corporation †	7,669,941	200,607,307

Diversified Consumer Services: 0.94%
Grand Canyon Education Incorporated †(l)	2,459,000	105,737,000

Hotels, Restaurants & Leisure: 2.41%
Chipotle Mexican Grill Incorporated †	208,700	140,350,750
Starbucks Corporation	1,660,300	128,972,104

		269,322,854

Internet & Catalog Retail: 3.92%
Amazon.com Incorporated †	374,415	117,188,151
HomeAway Incorporated †	4,600,268	159,721,305
Netflix Incorporated †	32,200	13,611,584
RetailMeNot Incorporated †«	2,071,800	50,676,228
The Priceline Group Incorporated †	78,900	98,029,305

		439,226,573

Media: 0.85%
Markit Limited †	626,058	15,845,528
The Walt Disney Company	924,900	79,430,412

		95,275,940

Multiline Retail: 1.98%
Dollar Tree Incorporated †	4,068,000	221,583,960

Specialty Retail: 6.21%
Cabela’s Incorporated †«	2,198,600	128,310,296
CarMax Incorporated †	5,090,067	248,446,170
Five Below Incorporated †(l)«	3,193,226	116,935,936
Tractor Supply Company	3,245,740	201,787,656

		695,480,058

Textiles, Apparel & Luxury Goods: 0.71%
Michael Kors Holdings Limited †	172,500	14,055,300
Under Armour Incorporated Class A †	972,300	64,901,025

		78,956,325

Consumer Staples: 4.39%

Food & Staples Retailing: 3.45%
Costco Wholesale Corporation	698,500	82,101,690

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Growth Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Food & Staples Retailing (continued)
Sprouts Farmers Market Incorporated †«	4,336,535	$132,307,683
United Natural Foods Incorporated †	1,195,800	70,097,796
Whole Foods Market Incorporated	2,668,400	101,986,248

		386,493,417

Food Products: 0.24%
Annie’s Incorporated †(l)	909,470	26,538,335

Personal Products: 0.70%
Estee Lauder Companies Incorporated Class A	1,061,993	78,014,006

Energy: 5.89%

Energy Equipment & Services: 0.25%
Oil States International Incorporated	108,000	6,619,320
Schlumberger Limited	202,000	21,894,780

		28,514,100

Oil, Gas & Consumable Fuels: 5.64%
Concho Resources Incorporated †	1,894,865	266,796,992
Memorial Resource Development Corporation †«	687,807	15,805,805
Oasis Petroleum Incorporated †	620,300	33,155,035
Parsley Energy Incorporated Class A †	45,139	1,018,787
Pioneer Natural Resources Company	950,993	210,606,910
Whiting Petroleum Corporation †	1,177,600	104,205,824

		631,589,353

Financials: 5.14%

Capital Markets: 2.61%
Financial Engines Incorporated	2,547,171	99,212,310
TD Ameritrade Holding Corporation	6,028,258	193,627,647

		292,839,957

Consumer Finance: 1.60%
American Express Company	2,037,263	179,279,144

Diversified Financial Services: 0.93%
MarketAxess Holdings Incorporated	1,843,400	103,654,382

Health Care: 21.37%

Biotechnology: 11.07%
Alexion Pharmaceuticals Incorporated †	1,847,400	293,718,126
Biogen Idec Incorporated †	630,870	210,956,619
BioMarin Pharmaceutical Incorporated †	492,900	30,471,078
Celgene Corporation †	1,738,667	151,524,829
Gilead Sciences Incorporated †	2,142,800	196,173,340
Medivation Incorporated †	877,803	65,159,317
NPS Pharmaceuticals Incorporated †	2,990,750	83,561,555
Regeneron Pharmaceuticals Incorporated †	577,400	182,585,428

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Growth Fund	11

Security name	Shares	Value

Biotechnology (continued)
Synageva BioPharma Corporation †«	371,000	$25,380,110

		1,239,530,402

Health Care Equipment & Supplies: 0.91%
Covidien plc	1,176,700	101,796,317

Health Care Providers & Services: 2.53%
AmerisourceBergen Corporation	1,328,946	102,209,237
Catamaran Corporation †	2,578,800	117,309,612
Envision Healthcare Holdings Incorporated †	1,807,022	64,601,037

		284,119,886

Health Care Technology: 2.08%
Cerner Corporation †	3,338,566	184,288,843
Medidata Solutions Incorporated †	253,800	11,380,392
Veeva Systems Incorporated Class A †«	1,554,400	36,994,720

		232,663,955

Life Sciences Tools & Services: 2.59%
Covance Incorporated †	1,070,600	89,844,752
Mettler-Toledo International Incorporated †	451,900	116,201,566
Quintiles Transnational Holdings Incorporated †	1,529,000	83,987,970

		290,034,288

Pharmaceuticals: 2.19%
Jazz Pharmaceuticals plc †	441,400	61,676,822
Pacira Pharmaceuticals Incorporated †	236,000	21,712,000
Perrigo Company plc	1,073,971	161,578,937

		244,967,759

Industrials: 10.42%

Aerospace & Defense: 2.19%
Precision Castparts Corporation	328,800	75,229,440
The Boeing Company	469,200	56,529,216
United Technologies Corporation	1,080,700	113,635,605

		245,394,261

Air Freight & Logistics: 0.81%
United Parcel Service Incorporated Class B	929,271	90,222,921

Commercial Services & Supplies: 0.33%
Tyco International Limited	665,600	28,720,640
Waste Connections Incorporated	167,400	7,924,716

		36,645,356

Industrial Conglomerates: 0.55%
Danaher Corporation	841,300	62,155,244

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Growth Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Machinery: 0.65%
Flowserve Corporation	986,200	$73,018,248

Professional Services: 0.17%
Paylocity Holding Corporation †«	974,571	19,091,846

Road & Rail: 5.72%
Genesee & Wyoming Incorporated Class A †	1,811,000	180,611,030
Kansas City Southern	1,293,400	141,058,204
Norfolk Southern Corporation	1,488,300	151,300,578
Union Pacific Corporation	1,708,176	167,930,783

		640,900,595

Information Technology: 30.34%

Communications Equipment: 1.21%
QUALCOMM Incorporated	1,835,800	135,298,460

Internet Software & Services: 13.22%
Akamai Technologies Incorporated †	2,532,921	149,492,997
CoStar Group Incorporated †	747,900	107,495,667
Demandware Incorporated †	620,400	37,372,896
Envestnet Incorporated †(l)	2,546,800	111,065,948
Everyday Health Incorporated †	39,700	659,814
Facebook Incorporated Class A †	3,189,938	231,748,996
Google Incorporated Class A †	448,500	259,928,175
Google Incorporated Class C †	454,593	259,845,359
MercadoLibre Incorporated «	731,800	67,691,500
Pandora Media Incorporated †	5,485,000	137,783,200
Rackspace Hosting Incorporated †	839,200	25,419,368
Shutterstock Incorporated †«	613,378	47,806,681
Textura Corporation †«	535,100	13,361,447
Yelp Incorporated †	468,200	31,444,312

		1,481,116,360

IT Services: 6.21%
Alliance Data Systems Corporation †	652,603	171,171,241
Cognizant Technology Solutions Corporation Class A †	3,607,970	176,970,929
MasterCard Incorporated Class A	2,486,900	184,403,635
Vantiv Incorporated Class A †	945,000	30,977,100
Visa Incorporated Class A	622,700	131,395,927

		694,918,832

Semiconductors & Semiconductor Equipment: 2.10%
Microchip Technology Incorporated «	4,085,661	183,936,458
Silicon Laboratories Incorporated †	1,035,754	42,186,260
Xilinx Incorporated	231,900	9,538,047

		235,660,765

Software: 5.48%
Adobe Systems Incorporated †	164,000	11,334,040

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Growth Fund	13

Security name		Shares	Value

Software (continued)
Concur Technologies Incorporated «†		739,400	$68,734,624
Fleetmatics Group plc †(l)«		2,214,300	69,949,737
Paycom Software Incorporated †		1,423,744	18,195,448
Salesforce.com Incorporated †		1,598,801	86,734,954
ServiceNow Incorporated †		1,382,400	81,285,120
Splunk Incorporated †		1,668,200	78,438,764
Synchronoss Technologies Incorporated †		729,430	29,476,266
Tableau Software Incorporated Class A †		974,900	63,368,500
Ultimate Software Group Incorporated †		785,200	105,931,332

			613,448,785

Technology Hardware, Storage & Peripherals: 2.12%
Apple Incorporated		2,060,800	196,950,656
Stratasys Limited †«		405,600	40,779,024

			237,729,680

Materials: 2.84%

Chemicals: 2.84%
Airgas Incorporated		460,500	49,236,660
Monsanto Company		956,696	108,192,751
Praxair Incorporated		1,257,273	161,106,962

			318,536,373

Total Common Stocks (Cost $7,555,490,891)			11,201,239,164

	Yield
Short-Term Investments: 4.21%

Investment Companies: 4.21%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	82,472,643	82,472,643
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11	388,678,837	388,678,837

Total Short-Term Investments (Cost $471,151,480)			471,151,480

Total investments in securities
(Cost $8,026,642,371) *	104.22%	11,672,390,644
Other assets and liabilities, net	(4.22)	(472,353,563)

Total net assets	100.00%	$11,200,037,081

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

«	All or a portion of this security is on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $8,060,105,597 and unrealized gains (losses) consists of:

Gross unrealized gains	$3,748,329,297
Gross unrealized losses	(136,044,250)

Net unrealized gains	$3,612,285,047

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Growth Fund	Statement of assets and liabilities—July 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $7,118,899,745), including $370,483,934 of securities loaned	$10,771,012,208
In affiliated securities, at value (cost $907,742,626)	901,378,436

Total investments, at value (cost $8,026,642,371)	11,672,390,644
Receivable for investments sold	48,243,672
Receivable for Fund shares sold	10,594,210
Receivable for dividends	2,849,987
Receivable for securities lending income	297,905
Prepaid expenses and other assets	7,839

Total assets	11,734,384,257

Liabilities
Payable for investments purchased	97,521,375
Payable for Fund shares redeemed	34,064,998
Payable upon receipt of securities loaned	388,678,837
Due to custodian bank	3,455,556
Advisory fee payable	5,806,981
Distribution fees payable	369,989
Administration fees payable	2,158,078
Accrued expenses and other liabilities	2,291,362

Total liabilities	534,347,176

Total net assets	$11,200,037,081

NET ASSETS CONSIST OF
Paid-in capital	$6,514,166,036
Accumulated net investment loss	(13,135,318)
Accumulated net realized gains on investments	1,053,258,090
Net unrealized gains on investments	3,645,748,273

Total net assets	$11,200,037,081

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$2,047,410,103
Shares outstanding – Class A1	40,959,981
Net asset value per share – Class A	$49.99
Maximum offering price per share – Class A2	$53.04
Net assets – Class C	$560,481,256
Shares outstanding – Class C1	12,196,315
Net asset value per share – Class C	$45.95
Net assets – Administrator Class	$3,359,479,798
Shares outstanding – Administrator Class[1]	63,631,626
Net asset value per share – Administrator Class	$52.80
Net assets – Institutional Class	$2,975,720,532
Shares outstanding – Institutional Class[1]	54,556,705
Net asset value per share – Institutional Class	$54.54
Net assets – Investor Class	$2,256,945,392
Shares outstanding – Investor Class[1]	45,303,169
Net asset value per share – Investor Class	$49.82

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2014	Wells Fargo Advantage Growth Fund	15

Investment income
Dividends	$61,762,121
Securities lending income, net	1,414,386
Income from affiliated securities	1,282,756

Total investment income	64,459,263

Expenses
Advisory fee	73,343,276
Administration fees
Fund level	5,090,188
Class A	6,430,281
Class C	1,591,997
Administrator Class	3,514,049
Institutional Class	2,372,028
Investor Class	7,688,702
Shareholder servicing fees
Class A	6,182,963
Class C	1,530,767
Administrator Class	8,639,694
Investor Class	5,997,697
Distribution fees
Class C	4,592,300
Custody and accounting fees	594,916
Professional fees	66,904
Registration fees	218,237
Shareholder report expenses	861,940
Trustees’ fees and expenses	10,764
Other fees and expenses	247,668

Total expenses	128,974,371
Less: Fee waivers and/or expense reimbursements	(2,148,840)

Net expenses	126,825,531

Net investment loss	(62,366,268)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,354,568,622
Affiliated securities	(11,119,603)

Net realized gains on investments	1,343,449,019

Net change in unrealized gains (losses) on:
Unaffiliated securities	33,644,996
Affiliated securities	(109,402,843)

Net change in unrealized gains on investments	(75,757,847)

Net realized and unrealized gains (losses) on investments	1,267,691,172

Net increase in net assets resulting from operations	$1,205,324,904

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Growth Fund	Statement of changes in net assets

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment loss		$(62,366,268)		$(31,466,810)
Net realized gains on investments		1,343,449,019		462,255,497
Net change in unrealized gains (losses) on investments		(75,757,847)		1,822,346,339

Net increase in net assets resulting from operations		1,205,324,904		2,253,135,026

Distributions to shareholders from
Net realized gains
Class A		(89,729,152)		0
Class C		(23,545,922)		0
Administrator Class		(118,713,858)		0
Institutional Class		(93,848,760)		0
Investor Class		(85,239,966)		0

Total distributions to shareholders		(411,077,658)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,002,013	300,443,610	9,894,040	408,238,204
Class C	807,695	37,350,141	1,147,995	44,251,040
Administrator Class	14,056,652	739,933,638	20,894,228	909,698,951
Institutional Class	15,992,448	869,345,348	18,150,039	808,730,212
Investor Class	3,721,720	184,011,064	4,832,369	198,790,403

		2,131,083,801		2,369,708,810

Reinvestment of distributions
Class A	1,674,679	83,231,553	0	0
Class C	351,793	16,150,797	0	0
Administrator Class	2,144,767	112,428,674	0	0
Institutional Class	1,666,975	90,150,024	0	0
Investor Class	1,690,907	83,784,433	0	0

		385,745,481		0

Payment for shares redeemed
Class A	(19,450,696)	(960,828,794)	(17,025,386)	(706,155,026)
Class C	(2,539,818)	(116,715,446)	(2,400,300)	(93,030,757)
Administrator Class	(19,888,444)	(1,043,440,117)	(28,712,741)	(1,239,210,292)
Institutional Class	(15,421,161)	(835,534,173)	(22,463,835)	(993,743,121)
Investor Class	(9,522,188)	(470,424,557)	(13,875,944)	(570,744,025)

		(3,426,943,087)		(3,602,883,221)

Net decrease in net assets resulting from capital share transactions		(910,113,805)		(1,233,174,411)

Total increase (decrease) in net assets		(115,866,559)		1,019,960,615

Net assets
Beginning of period		11,315,903,640		10,295,943,025

End of period		$11,200,037,081		$11,315,903,640

Accumulated net investment loss		$(13,135,318)		$(30,834,481)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$46.74	$37.85	$35.88	$26.10	$21.13
Net investment loss	(0.32)[1]	(0.17)[1]	(0.21)[1]	(0.27)[1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	5.34	9.06	2.65	10.05	5.13

Total from investment operations	5.02	8.89	2.44	9.78	4.97
Distributions to shareholders from
Net realized gains	(1.77)	0.00	(0.47)	0.00	0.00
Net asset value, end of period	$49.99	$46.74	$37.85	$35.88	$26.10
Total return[2]	10.77%	23.49%	6.93%	37.43%	23.52%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.19%	1.20%	1.24%	1.31%
Net expenses	1.18%	1.19%	1.20%	1.24%	1.30%
Net investment loss	(0.64)%	(0.41)%	(0.56)%	(0.81)%	(0.64)%
Supplemental data
Portfolio turnover rate	42%	38%	47%	54%	72%
Net assets, end of period (000s omitted)	$2,047,410	$2,464,533	$2,265,845	$1,204,675	$163,485

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$43.41	$35.42	$33.86	$24.81	$20.24
Net investment loss	(0.64)[1]	(0.45)[1]	(0.46)[1]	(0.51)[1]	(0.34)[1]
Net realized and unrealized gains (losses) on investments	4.95	8.44	2.49	9.56	4.91

Total from investment operations	4.31	7.99	2.03	9.05	4.57
Distributions to shareholders from
Net realized gains	(1.77)	0.00	(0.47)	0.00	0.00
Net asset value, end of period	$45.95	$43.41	$35.42	$33.86	$24.81
Total return[2]	9.96%	22.56%	6.12%	36.44%	22.58%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.94%	1.95%	1.99%	2.06%
Net expenses	1.93%	1.94%	1.95%	1.99%	2.05%
Net investment loss	(1.39)%	(1.16)%	(1.32)%	(1.57)%	(1.40)%
Supplemental data
Portfolio turnover rate	42%	38%	47%	54%	72%
Net assets, end of period (000s omitted)	$560,481	$589,402	$525,285	$233,114	$14,737

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$49.16	$39.72	$37.54	$27.24	$21.98
Net investment loss	(0.23)	(0.08)[1]	(0.13)[1]	(0.18)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	5.64	9.52	2.78	10.48	5.34

Total from investment operations	5.41	9.44	2.65	10.30	5.26
Distributions to shareholders from
Net realized gains	(1.77)	0.00	(0.47)	0.00	0.00
Net asset value, end of period	$52.80	$49.16	$39.72	$37.54	$27.24
Total return	11.04%	23.77%	7.15%	37.81%	23.93%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.03%	1.03%	1.08%	1.13%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.42)%	(0.18)%	(0.33)%	(0.51)%	(0.29)%
Supplemental data
Portfolio turnover rate	42%	38%	47%	54%	72%
Net assets, end of period (000s omitted)	$3,359,480	$3,309,683	$2,984,775	$1,339,245	$414,489

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$50.63	$40.83	$38.49	$27.88	$22.46
Net investment income (loss)	(0.13)	0.01 [1]	(0.05)[1]	(0.12)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	5.81	9.79	2.86	10.73	5.45

Total from investment operations	5.68	9.80	2.81	10.61	5.42
Distributions to shareholders from
Net realized gains	(1.77)	0.00	(0.47)	0.00	0.00
Net asset value, end of period	$54.54	$50.63	$40.83	$38.49	$27.88
Total return	11.26%	24.03%	7.37%	38.06%	24.13%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.76%	0.77%	0.81%	0.86%
Net expenses	0.75%	0.75%	0.76%	0.80%	0.80%
Net investment income (loss)	(0.21)%	0.02%	(0.13)%	(0.35)%	(0.12)%
Supplemental data
Portfolio turnover rate	42%	38%	47%	54%	72%
Net assets, end of period (000s omitted)	$2,975,721	$2,649,095	$2,312,074	$992,748	$367,360

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$46.61	$37.77	$35.83	$26.09	$21.14
Net investment loss	(0.43)	(0.19)[1]	(0.23)[1]	(0.28)[1]	(0.17)[1]
Net realized and unrealized gains (losses) on investments	5.41	9.03	2.64	10.02	5.12

Total from investment operations	4.98	8.84	2.41	9.74	4.95
Distributions to shareholders from
Net realized gains	(1.77)	0.00	(0.47)	0.00	0.00
Net asset value, end of period	$49.82	$46.61	$37.77	$35.83	$26.09
Total return	10.71%	23.40%	6.85%	37.29%	23.42%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.25%	1.26%	1.31%	1.41%
Net expenses	1.24%	1.25%	1.26%	1.31%	1.40%
Net investment loss	(0.70)%	(0.47)%	(0.64)%	(0.85)%	(0.71)%
Supplemental data
Portfolio turnover rate	42%	38%	47%	54%	72%
Net assets, end of period (000s omitted)	$2,256,945	$2,303,191	$2,207,964	$1,707,285	$941,660

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds

Notes to financial statements	Wells Fargo Advantage Growth Fund	23

Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$80,065,431	$(80,065,431)

As of July 31, 2014, the Fund had a qualified late-year ordinary loss of $13,135,318 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Wells Fargo Advantage Growth Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Consumer discretionary	$2,197,066,137	$0	$0	$2,197,066,137
Consumer staples	491,045,758	0	0	491,045,758
Energy	660,103,453	0	0	660,103,453
Financials	575,773,483	0	0	575,773,483
Health care	2,393,112,607	0	0	2,393,112,607
Industrials	1,167,428,471	0	0	1,167,428,471
Information technology	3,398,172,882	0	0	3,398,172,882
Materials	318,536,373	0	0	318,536,373

Short-term investments
Investment companies	82,472,643	388,678,837	0	471,151,480
Total assets	$11,283,711,807	$388,678,837	$0	$11,672,390,644

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to December 1, 2013, Funds Management was entitled to receive an annual advisory fee which started at 0.75% and declined to 0.60% as the average daily net assets of the Fund increased. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Notes to financial statements	Wells Fargo Advantage Growth Fund	25

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.21% for Class A shares, 1.96% for Class C shares, 0.96% for Administrator Class shares, 0.75% for Institutional Class shares, and 1.27% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended July 31, 2014, Funds Distributor received $70,140 from the sale of Class A shares and $1,000 and $2,315 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $5,034,387,309 and $6,316,688,959, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions in issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Annie’s Incorporated	50,000	966,470	107,000	909,470	$26,538,335	$0	$(1,700,318)
Energy XXI (Bermuda) Limited	3,950,000	0	3,950,000	0	0	1,245,672	(37,546,502)
Envestnet Incorporated	0	2,551,900	5,100	2,546,800	111,065,948	0	10,049
Five Below Incorporated	0	3,197,000	3,774	3,193,226	116,935,936	0	(36,756)
Fleetmatics Group plc	1,653,417	821,583	260,700	2,214,300	69,949,737	0	(2,056,783)
Grand Canyon Education Incorporated	0	2,479,000	20,000	2,459,000	105,737,000	0	(42,243)
Shutterfly Incorporated	2,760,000	0	2,760,000	0	0	0	48,912,208
The Fresh Market Incorporated	3,985,000	0	3,985,000	0	0	0	(24,754,708)
Vitamin Shoppe Incorporated	2,565,000	0	2,565,000	0	0	0	6,095,450
						$1,245,672	$(11,119,603)

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the

26	Wells Fargo Advantage Growth Fund	Notes to financial statements

Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $18,604 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

	Year ended July 31
	2014	2013
Ordinary Income	$33,616,684	$0
Long-term Capital Gain	377,460,974	0

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Late-year ordinary losses deferred	Unrealized gains
$1,086,721,316	$(13,135,318)	$3,612,285,047

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Growth Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

28	Wells Fargo Advantage Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $377,460,974 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $33,616,684 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2014, $33,616,684 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

32	Wells Fargo Advantage Growth Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the three-, five- and ten-year periods under review and lower than the average performance of the Universe for the one-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 3000® Growth Index, for the three-, five- and ten-year periods under review, and lower than its benchmark for the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its Universe and benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during this period. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the average rates for the Fund’s expense Groups for Class A and Investor Class and in range of the average rates for all other classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did

Other information (unaudited)	Wells Fargo Advantage Growth Fund	33

not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also took into account an agreed-upon revision to the advisory fee schedule for the Fund that adds an additional break point. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Advantage Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227165 09-14 A206/AR206 07-14

Wells Fargo Advantage Intrinsic Value Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intrinsic Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Value Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Jeffrey Peck

Jean-Baptiste Nadal, CFA

Miguel. E. Giaconi, CFA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since Inception	1 year	5 year	Since Inception	Gross	Net[3]
Class A (EIVAX)	8-1-2006	6.59	14.48	7.38	13.09	15.85	8.18	1.23	1.17
Class B (EIVBX)*	8-1-2006	7.25	14.73	7.48	12.25	14.96	7.48	1.98	1.92
Class C (EIVCX)	8-1-2006	11.24	14.95	7.37	12.24	14.95	7.37	1.98	1.92
Class R (EIVTX)	3-31-2013	–	–	–	12.77	15.59	7.93	1.48	1.42
Class R4 (EIVRX)	11-30-2012	–	–	–	13.55	16.22	8.49	0.90	0.81
Class R6 (EIVFX)	11-30-2012	–	–	–	13.19	16.17	8.46	0.75	0.66
Administrator Class (EIVDX)	7-30-2010	–	–	–	13.36	16.09	8.37	1.07	0.96
Institutional Class (EIVIX)	8-1-2006	–	–	–	13.64	16.26	8.51	0.80	0.71
Russell 1000® Value Index[4]	–	–	–	–	15.47	16.97	6.28	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Class R shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.41% for Class R, 0.80% for Class R4, 0.65% for Class R6, 0.95% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares since inception with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Russell 1000 Value Index for the 12-month period that ended July 31, 2014.

■	Security selection in information technology (IT), financials, consumer staples, and health care were the primary detractors from relative performance. An overweight position in the second-worst performing consumer staples sector also subtracted value. However, an overweight position in the best-performing IT sector and underweight position in the weak-performing financials sector partially offset the negative impact from stock selection. Meanwhile, stock selection in consumer discretionary and energy contributed the most to the Fund’s relative performance.

■	Amid strong market performance and low volatility, we adhered to our disciplined investment process. We continued to focus on individual companies rather than on broad, top-down economic or sector forecasts. In an attempt to manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

Ten largest equity holdings[6] (%) as of July 31, 2014
TRW Automotive Holdings Corporation	3.51
The Walt Disney Company	3.12
Goldman Sachs Group Incorporated	2.99
Time Warner Incorporated	2.82
Express Scripts Holding Company	2.78
QUALCOMM Incorporated	2.76
Anheuser-Busch InBev	2.65
The Boeing Company	2.56
Abbott Laboratories	2.52
Cigna Corporation	2.49

The Fund modestly underperformed its benchmark for the reporting period.

Security selection in IT, financials, consumer staples, and health care detracted from the Fund’s performance. The primary detractor in IT was business solutions provider IBM Corporation, which we no longer hold. Financial service provider UBS AG was the largest detractor from performance in financials. Confection giant The Hershey Company subtracted the most value in consumer staples. In the health care sector, diversified medical products company Baxter International Incorporated was the worst-performing security.

On the positive side, stock selection in consumer discretionary and energy contributed the most to relative return. In the consumer discretionary sector, auto parts supplier TRW Automotive Holdings Corporation, media and entertainment company Time Warner Incorporated, and diversified entertainment company The Walt Disney Company added the most value. In energy, oilfield services company Schlumberger Limited and nonintegrated crude oil and natural gas producer EOG Resources Incorporated were the largest contributors to relative return.

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The Fund’s underweight position in energy decreased due to new investments in EOG Resources Incorporated, energy equipment manufacturer FMC Technologies Incorporated, and global integrated gas exploration and production (E&P) company BG Group plc. These investments were partially offset by the sales of energy E&P company QEP Resources Incorporated and integrated energy company Hess Corporation. The divestment of the world’s largest online marketplace, eBay Incorporated, and business and financial management software provider Intuit Incorporated, as well as trims of IT products and service providers EMC Corporation and IBM, reduced the Fund’s sizeable overweight position in IT. Meanwhile, the Fund’s underweight position in financials increased with the sale of regional bank M&T Bank Corporation along with lighter exposure to regional bank Zions Bancorporation and broker/dealer Charles Schwab Corporation. However, these sales were partially offset by the purchase of property and casualty insurance company Chubb Corporation. A decrease in the Fund’s health care sector underweight resulted from the purchase of pharmacy benefit management company Express Scripts Holding Company. In all cases, trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	7

Sector distribution[7] as of July 31, 2014

We continue to focus on our investment strategy and process.

The current environment of low volatility and low trading volume, coupled with above-average stock valuations, makes it challenging to identify high-quality companies trading at a significant discount to our estimate of intrinsic value. Whether or not the market will continue on the same path for the rest of 2014, we remain vigilant in our approach to investing. At MetWest Capital, we are confident in the high-quality companies that we own. Furthermore, we believe our long-term focus on company fundamentals, our determination to seek out mispricing opportunities in the marketplace, and our ability to identify catalysts that will create or unlock value over our investment time horizon should continue to return value for shareholders over a complete market cycle.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,084.53	$6.00	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%
Class B
Actual	$1,000.00	$1,080.32	$9.85	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54	1.91%
Class C
Actual	$1,000.00	$1,080.03	$9.85	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54	1.91%
Class R
Actual	$1,000.00	$1,083.27	$7.28	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05	1.41%
Class R4
Actual	$1,000.00	$1,086.78	$4.14	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,082.80	$3.36	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,085.58	$4.91	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,087.51	$3.62	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Intrinsic Value Fund	9

Security name	Shares	Value

Common Stocks: 97.81%

Consumer Discretionary: 13.60%

Auto Components: 3.51%
TRW Automotive Holdings Corporation †	415,118	$42,462,420

Media: 5.94%
The Walt Disney Company	440,498	37,829,968
Time Warner Incorporated	410,594	34,087,514

		71,917,482

Specialty Retail: 2.04%
The Home Depot Incorporated	305,290	24,682,697

Textiles, Apparel & Luxury Goods: 2.11%
Kering Unsponsored ADR	1,208,398	25,581,786

Consumer Staples: 10.99%

Beverages: 5.94%
Anheuser-Busch InBev ADR	296,832	32,051,919
Diageo plc ADR	115,448	13,879,159
PepsiCo Incorporated	295,577	26,040,334

		71,971,412

Food Products: 3.53%
The Hershey Company	194,944	17,184,314
Unilever NV ADR	621,831	25,575,909

		42,760,223

Household Products: 1.52%
The Procter & Gamble Company	237,700	18,378,964

Energy: 10.63%

Energy Equipment & Services: 4.59%
FMC Technologies Incorporated †	482,668	29,346,214
Schlumberger Limited	241,986	26,228,863

		55,575,077

Oil, Gas & Consumable Fuels: 6.04%
BG Group plc ADR «	1,035,610	20,491,512
EOG Resources Incorporated	213,516	23,367,191
Occidental Petroleum Corporation	299,898	29,303,034

		73,161,737

Financials: 19.11%

Banks: 6.01%
JPMorgan Chase & Company	498,293	28,736,557
SunTrust Banks Incorporated	723,849	27,542,454
Zions Bancorporation	571,942	16,483,368

		72,762,379

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intrinsic Value Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Capital Markets: 10.75%
Charles Schwab Corporation	728,300	$20,210,325
Franklin Resources Incorporated	435,177	23,564,835
Goldman Sachs Group Incorporated	209,152	36,156,106
Northern Trust Corporation	430,432	28,791,596
UBS AG	1,250,788	21,476,030

		130,198,892

Insurance: 2.35%
Chubb Corporation	328,190	28,457,355

Health Care: 10.91%

Health Care Equipment & Supplies: 4.54%
Abbott Laboratories	724,028	30,496,059
Baxter International Incorporated	327,139	24,434,012

		54,930,071

Health Care Providers & Services: 5.27%
Cigna Corporation	334,280	30,098,571
Express Scripts Holding Company †	483,602	33,682,879

		63,781,450

Pharmaceuticals: 1.10%
AbbVie Incorporated	255,785	13,387,787

Industrials: 12.22%

Aerospace & Defense: 6.55%
Honeywell International Incorporated	322,090	29,577,525
Huntington Ingalls Industries Incorporated	204,684	18,609,869
The Boeing Company	257,739	31,052,395

		79,239,789

Air Freight & Logistics: 2.21%
United Parcel Service Incorporated Class B	275,617	26,759,655

Electrical Equipment: 1.91%
Sensata Technologies Holdings NV †	499,726	23,107,330

Machinery: 1.55%
Deere & Company	220,803	18,792,543

Information Technology: 13.95%

Communications Equipment: 2.76%
QUALCOMM Incorporated	454,185	33,473,435

IT Services: 2.61%
International Business Machines Corporation	87,072	16,689,090
The Western Union Company	850,813	14,863,703

		31,552,793

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Intrinsic Value Fund	11

Security name		Shares	Value

Semiconductors & Semiconductor Equipment: 1.91%
Texas Instruments Incorporated		499,878	$23,119,358

Software: 2.41%
Oracle Corporation		722,000	29,161,580

Technology Hardware, Storage & Peripherals: 4.26%
Apple Incorporated		281,360	26,889,575
EMC Corporation		843,007	24,700,105

			51,589,680

Materials: 2.38%

Chemicals: 2.38%
E.I. du Pont de Nemours & Company		447,952	28,807,793

Utilities: 4.02%

Electric Utilities: 4.02%
NextEra Energy Incorporated		306,543	28,781,322
Northeast Utilities		453,299	19,899,826

			48,681,148

Total Common Stocks (Cost $908,728,071)			1,184,294,836

	Yield
Short-Term Investments: 1.62%

Investment Companies: 1.62%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	19,490,481	19,490,481
Wells Fargo Securities Lending Cash Investments, LLC (r)(l)(u)	0.11	51,250	51,250

Total Short-Term Investments (Cost $19,541,731)			19,541,731

Total investments in securities
(Cost $928,269,802) *	99.43%	1,203,836,567
Other assets and liabilities, net	0.57	6,945,859

Total net assets	100.00%	$1,210,782,426

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $928,549,605 and unrealized gains (losses) consists of:

Gross unrealized gains	$278,417,066
Gross unrealized losses	(3,130,104)

Net unrealized gains	$275,286,962

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Value Fund	Statement of assets and liabilities—July 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $908,728,071), including $49,467 of securities loaned	$1,184,294,836
In affiliated securities, at value (cost $19,541,731)	19,541,731

Total investments, at value (cost $928,269,802)	1,203,836,567
Receivable for investments sold	16,857,331
Receivable for Fund shares sold	314,028
Receivable for dividends	699,766
Receivable for securities lending income	2,314
Prepaid expenses and other assets	47,137

Total assets	1,221,757,143

Liabilities
Payable for investments purchased	8,859,626
Payable for Fund shares redeemed	801,134
Payable upon receipt of securities loaned	51,250
Advisory fee payable	575,260
Distribution fees payable	26,630
Administration fees payable	213,811
Accrued expenses and other liabilities	447,006

Total liabilities	10,974,717

Total net assets	$1,210,782,426

NET ASSETS CONSIST OF
Paid-in capital	$897,805,606
Undistributed net investment income	3,889,143
Accumulated net realized gains on investments	33,520,912
Net unrealized gains on investments	275,566,765

Total net assets	$1,210,782,426

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$391,027,714
Shares outstanding – Class A1	28,759,191
Net asset value per share – Class A	$13.60
Maximum offering price per share – Class A2	$14.43
Net assets – Class B	$3,889,163
Shares outstanding – Class B1	289,150
Net asset value per share – Class B	$13.45
Net assets – Class C	$36,653,882
Shares outstanding – Class C1	2,742,833
Net asset value per share – Class C	$13.36
Net assets – Class R	$28,000
Shares outstanding – Class R1	2,050
Net asset value per share – Class R	$13.66
Net assets – Class R4	$15,334
Share outstanding – Class R4[1]	1,123
Net asset value per share – Class R4	$13.65
Net assets – Class R6	$149,950
Share outstanding – Class R6[1]	11,029
Net asset value per share – Class R6	$13.60
Net assets – Administrator Class	$534,640,739
Shares outstanding – Administrator Class[1]	37,970,136
Net asset value per share – Administrator Class	$14.08
Net assets – Institutional Class	$244,377,644
Shares outstanding – Institutional Class[1]	17,877,583
Net asset value per share – Institutional Class	$13.67

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2014	Wells Fargo Advantage Intrinsic Value Fund	13

Investment income
Dividends *	$20,151,255
Securities lending income, net	54,066
Income from affiliated securities	28,144

Total investment income	20,233,465

Expenses
Advisory fee	7,554,383
Administration fees
Fund level	598,282
Class A	1,018,331
Class B	12,414
Class C	94,233
Class R	60
Class R4	11
Class R6	1,058
Administrator Class	525,932
Institutional Class	187,508
Shareholder servicing fees
Class A	941,129
Class B	11,937
Class C	90,609
Class R	58
Class R4	15
Administrator Class	1,308,937
Distribution fees
Class B	35,812
Class C	271,826
Class R	58
Custody and accounting fees	79,021
Professional fees	43,263
Registration fees	96,232
Shareholder report expenses	110,172
Trustees’ fees and expenses	11,658
Other fees and expenses	19,254

Total expenses	13,012,193
Less: Fee waivers and/or expense reimbursements	(1,025,015)

Net expenses	11,987,178

Net investment income	8,246,287

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	77,209,900
Net change in unrealized gains (losses) on investments	63,456,026

Net realized and unrealized gains (losses) on investments	140,665,926

Net increase in net assets resulting from operations	$148,912,213

* Net of foreign dividend withholding taxes in the amount of	$272,124

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Value Fund	Statement of changes in net assets

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment income		$8,246,287		$5,318,452
Net realized gains on investments		77,209,900		41,283,039
Net change in unrealized gains (losses) on investments		63,456,026		132,950,802

Net increase in net assets resulting from operations		148,912,213		179,552,293

Distributions to shareholders from
Net investment income
Class A		(1,863,705)		(826,684)
Class C		0		(35,977)
Class R4		(108)		(146)[1]
Class R6		(33,391)		(739)[1]
Administrator Class		(3,445,927)		(376,820)
Institutional Class		(1,982,826)		(2,942,395)
Net realized gains
Class A		(13,761,999)		(4,870,427)
Class B		(178,855)		(216,860)
Class C		(1,277,956)		(1,166,530)
Class R		(749)		0 [2]
Class R4		(494)		(575)[1]
Class R6		(129,126)		(2,875)[1]
Administrator Class		(17,781,237)		(1,660,496)
Institutional Class		(8,059,479)		(12,200,925)

Total distributions to shareholders		(48,515,852)		(24,301,449)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,536,744	19,747,759	2,587,655	29,210,360
Class B	6,639	83,868	21,974	252,188
Class C	248,479	3,177,380	435,208	4,836,134
Class R	541	7,094	498 [2]	5,814 [2]
Class R4	0	0	1,008 [1]	11,250 [1]
Class R6	28,088	358,736	272,791 [1]	3,141,744 [1]
Administrator Class	1,447,515	19,486,524	2,240,595	26,209,292
Institutional Class	3,266,904	42,230,313	4,894,846	55,815,367

		85,091,674		119,482,149

Reinvestment of distributions
Class A	1,176,653	14,917,979	494,065	5,145,848
Class B	13,464	169,111	20,170	207,553
Class C	88,113	1,099,654	105,346	1,079,736
Class R	58	749	0 [2]	0 [2]
Class R4	46	602	69 [1]	721 [1]
Class R6	12,774	162,517	346 [1]	3,614 [1]
Administrator Class	1,521,594	19,958,784	162,841	1,754,702
Institutional Class	652,707	8,311,426	1,242,972	13,004,364

		44,620,822		21,196,538

Payment for shares redeemed
Class A	(4,839,117)	(63,094,781)	(4,054,040)	(46,084,349)
Class B	(180,860)	(2,324,814)	(238,288)	(2,654,133)
Class C	(478,767)	(6,118,561)	(603,858)	(6,727,108)
Class R	0	0	(20,128)[2]	(229,294)[2]
Class R6	(297,213)	(4,116,495)	(5,757)[1]	(70,000)[1]
Administrator Class	(4,780,073)	(63,850,413)	(3,436,486)	(41,653,388)
Institutional Class	(3,626,645)	(47,212,305)	(9,893,065)	(111,918,543)

		(186,717,369)		(209,336,815)

Please see footnotes on page 15.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Intrinsic Value Fund	15

	Year ended July 31, 2014		Year ended July 31, 2013

	Shares		Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisition
Class A	0	$0	23,447,416		$261,933,505
Class B	0	0	228,046		2,535,706
Class C	0	0	987,872		10,916,010
Class R	0	0	21,081	[2]	236,100	[2]
Administrator Class	0	0	38,338,821		442,513,613
Institutional Class	0	0	65,474		733,280

		0			718,868,214

Net increase (decrease) in net assets resulting from capital share transactions		(57,004,873)			650,210,086

Total increase in net assets		43,391,488			805,460,930

Net assets
Beginning of period		1,167,390,938			361,930,008

End of period		$1,210,782,426			$1,167,390,938

Undistributed net investment income		$3,889,143			$2,968,191

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	For the period from March 1, 2013 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.52	$10.44	$11.50	$9.84	$8.48
Net investment income	0.07	0.07 [2]	0.11 [2]	0.10	0.10 [2]
Net realized and unrealized gains (losses) on investments	1.53	2.75	0.24	1.65	1.31

Total from investment operations	1.60	2.82	0.35	1.75	1.41
Distributions to shareholders from
Net investment income	(0.06)	(0.10)	(0.28)	(0.09)	(0.05)
Net realized gains	(0.46)	(0.64)	(1.13)	0.00	0.00

Total distributions to shareholders	(0.52)	(0.74)	(1.41)	(0.09)	(0.05)
Net asset value, end of period	$13.60	$12.52	$10.44	$11.50	$9.84
Total return[3]	13.09%	28.53%	4.38%	17.88%	16.67%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.20%	1.24%	1.24%	1.17%
Net expenses	1.16%	1.16%	1.17%	1.17%	1.11%
Net investment income	0.53%	0.57%	1.05%	0.81%	1.05%
Supplemental data
Portfolio turnover rate	23%	28%	34%	25%	23%
Net assets, end of period (000s omitted)	$391,028	$386,655	$87,784	$159,178	$147,957

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.42	$10.34	$11.37	$9.72	$8.40
Net investment income (loss)	(0.03)[2]	(0.02)	0.03 [2]	0.01 [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	1.52	2.74	0.24	1.64	1.29

Total from investment operations	1.49	2.72	0.27	1.65	1.32
Distributions to shareholders from
Net investment income	0.00	0.00	(0.17)	(0.00)[3]	0.00
Net realized gains	(0.46)	(0.64)	(1.13)	0.00	0.00

Total distributions to shareholders	(0.46)	(0.64)	(1.30)	(0.00)[3]	0.00
Net asset value, end of period	$13.45	$12.42	$10.34	$11.37	$9.72
Total return[4]	12.25%	27.57%	3.56%	17.03%	15.71%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.97%	2.01%	1.99%	1.93%
Net expenses	1.91%	1.91%	1.92%	1.91%	1.88%
Net investment income (loss)	(0.20)%	(0.03)%	0.27%	0.07%	0.30%
Supplemental data
Portfolio turnover rate	23%	28%	34%	25%	23%
Net assets, end of period (000s omitted)	$3,889	$5,589	$4,323	$7,666	$9,206

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class B of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.35	$10.30	$11.35	$9.72	$8.40
Net investment income (loss)	(0.03)	(0.01)[2]	0.03 [2]	0.02	0.03 [2]
Net realized and unrealized gains (losses) on investments	1.50	2.72	0.24	1.63	1.29

Total from investment operations	1.47	2.71	0.27	1.65	1.32
Distributions to shareholders from
Net investment income	0.00	(0.02)	(0.19)	(0.02)	0.00
Net realized gains	(0.46)	(0.64)	(1.13)	0.00	0.00

Total distributions to shareholders	(0.46)	(0.66)	(1.32)	(0.02)	0.00
Net asset value, end of period	$13.36	$12.35	$10.30	$11.35	$9.72
Total return[3]	12.24%	27.50%	3.62%	16.98%	15.71%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.97%	2.01%	1.97%	1.94%
Net expenses	1.91%	1.91%	1.92%	1.92%	1.88%
Net investment income (loss)	(0.22)%	(0.05)%	0.26%	0.07%	0.29%
Supplemental data
Portfolio turnover rate	23%	28%	34%	25%	23%
Net assets, end of period (000s omitted)	$36,654	$35,616	$20,187	$28,230	$26,934

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2014	2013[1]
Net asset value, beginning of period	$12.55	$11.20
Net investment income	0.03	0.00 [2]
Net realized and unrealized gains (losses) on investments	1.54	1.35

Total from investment operations	1.57	1.35
Distributions to shareholders from
Net realized gains	(0.46)	0.00
Net asset value, end of period	$13.66	$12.55
Total return[3]	12.77%	12.05%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.46%
Net expenses	1.41%	1.41%
Net investment income	0.26%	0.01%
Supplemental data
Portfolio turnover rate	23%	28%
Net assets, end of period (000s omitted)	$28	$18

1.	For the period from March 1, 2013 (commencement of class operations) to July 31, 2013

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2014	2013[1]
Net asset value, beginning of period	$12.55	$11.10
Net investment income	0.12	0.09
Net realized and unrealized gains (losses) on investments	1.54	2.15

Total from investment operations	1.66	2.24
Distributions to shareholders from
Net investment income	(0.10)	(0.15)
Net realized gains	(0.46)	(0.64)

Total distributions to shareholders	(0.56)	(0.79)
Net asset value, end of period	$13.65	$12.55
Total return[2]	13.55%	21.73%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%
Net expenses	0.80%	0.80%
Net investment income	0.88%	0.99%
Supplemental data
Portfolio turnover rate	23%	28%
Net assets, end of period (000s omitted)	$15	$14

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$12.56	$11.10
Net investment income	0.14 [2]	0.19
Net realized and unrealized gains (losses) on investments	1.47	2.06

Total from investment operations	1.61	2.25
Distributions to shareholders from
Net investment income	(0.11)	(0.15)
Net realized gains	(0.46)	(0.64)

Total distributions to shareholders	(0.57)	(0.79)
Net asset value, end of period	$13.60	$12.56
Total return[3]	13.19%	21.84%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.73%
Net expenses	0.65%	0.65%
Net investment income	1.10%	0.85%
Supplemental data
Portfolio turnover rate	23%	28%
Net assets, end of period (000s omitted)	$150	$3,359

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.95	$10.78	$11.55	$9.87	$9.87
Net investment income	0.10	0.08 [2]	0.12 [2]	0.11 [2]	0.00
Net realized and unrealized gains (losses) on investments	1.58	2.87	0.28	1.68	0.00

Total from investment operations	1.68	2.95	0.40	1.79	0.00
Distributions to shareholders from
Net investment income	(0.09)	(0.14)	(0.04)	(0.11)	0.00
Net realized gains	(0.46)	(0.64)	(1.13)	0.00	0.00

Total distributions to shareholders	(0.55)	(0.78)	(1.17)	(0.11)	0.00
Net asset value, end of period	$14.08	$12.95	$10.78	$11.55	$9.87
Total return[3]	13.36%	28.77%	4.57%	18.23%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.05%	1.09%	1.06%	0.00%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.00%
Net investment income	0.74%	0.68%	1.13%	1.04%	0.00%
Supplemental data
Portfolio turnover rate	23%	28%	34%	25%	23%
Net assets, end of period (000s omitted)	$534,641	$515,012	$26,687	$9,693	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.58	$10.48	$11.56	$9.87	$8.51
Net investment income	0.13	0.16	0.14 [2]	0.13 [2]	0.12 [2]
Net realized and unrealized gains (losses) on investments	1.53	2.73	0.24	1.67	1.32

Total from investment operations	1.66	2.89	0.38	1.80	1.44
Distributions to shareholders from
Net investment income	(0.11)	(0.15)	(0.33)	(0.11)	(0.08)
Net realized gains	(0.46)	(0.64)	(1.13)	0.00	0.00

Total distributions to shareholders	(0.57)	(0.79)	(1.46)	(0.11)	(0.08)
Net asset value, end of period	$13.67	$12.58	$10.48	$11.56	$9.87
Total return	13.64%	29.04%	4.71%	18.32%	16.93%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.83%	0.79%	0.94%
Net expenses	0.70%	0.73%	0.82%	0.79%	0.88%
Net investment income	0.99%	1.21%	1.35%	1.16%	1.27%
Supplemental data
Portfolio turnover rate	23%	28%	34%	25%	23%
Net assets, end of period (000s omitted)	$244,378	$221,128	$222,949	$277,329	$1,109,507

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic Value Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Intrinsic Value Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Intrinsic Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

Notes to financial statements	Wells Fargo Advantage Intrinsic Value Fund	25

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$622	$(622)

As of July 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $23,482,402 with $3,137,764 expiring in 2015 and $20,344,638 expiring in 2017.

26	Wells Fargo Advantage Intrinsic Value Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$164,644,385	$0	$0	$164,644,385
Consumer staples	133,110,599	0	0	133,110,599
Energy	108,245,302	20,491,512	0	128,736,814
Financials	231,418,626	0	0	231,418,626
Health care	132,099,308	0	0	132,099,308
Industrials	147,899,317	0	0	147,899,317
Information technology	168,896,846	0	0	168,896,846
Materials	28,807,793	0	0	28,807,793
Utilities	48,681,148	0	0	48,681,148

Short-term investments
Investment companies	19,490,481	51,250	0	19,541,731
Total assets	$1,183,293,805	$20,542,762	$0	$1,203,836,567

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Advantage Intrinsic Value Fund	27

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 1.41% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.70% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B and Class C shares. For the year ended July 31, 2014, Funds Distributor received $15,675 from the sale of Class A shares and $133 and $25 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $263,561,617 and $360,020,876, respectively.

6. ACQUISITION

After the close of business on March 1, 2013, the Fund acquired the net assets of Wells Fargo Advantage Equity Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Class R, Administrator Class, and Institutional Class shares of Wells Fargo Advantage Equity Value Fund received Class A, Class B, Class C, Class R, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the

28	Wells Fargo Advantage Intrinsic Value Fund	Notes to financial statements

shares of Wells Fargo Advantage Equity Value Fund for 63,088,710 shares of the Fund valued at $718,868,214 at an exchange ratio of 1.13, 1.13, 1.12, 1.15, 1.12, and 1.15 for Class A, Class B, Class C, Class R, Administrator Class, and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Equity Value Fund with a fair value of $718,463,173, identified cost of $710,507,118, and unrealized gains of $7,956,055 at March 1, 2013 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Equity Value Fund and the Fund immediately prior to the acquisition were $718,868,214 and $355,325,407, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,074,193,621. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Equity Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2012, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2013 would have been:

Net investment income	$12,347,528
Net realized and unrealized gains on investments	$268,034,789
Net increase in net assets resulting from operations	$280,382,317

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $1,853 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

	Year ended July 31
	2014	2013
Ordinary income	$8,437,765	$4,327,772
Long-term capital gain	40,078,087	19,973,677

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$7,174,858	$54,150,407	$275,286,962	$(23,482,402)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Intrinsic Value Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Value Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

30	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $40,078,087 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $8,437,765 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2014, $1,111,808 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the May Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intrinsic Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

34	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for the three- and five-year periods under review and lower than the average performance of the Universe for the one-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 1000® Value Index, for the five-year period under review and lower than its benchmark for the one- and three-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its Universe for the one-year period and relative to its benchmark for the one- and three-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during these periods. The Board noted that the Fund experienced changes in the composition of its portfolio management team during 2013 and that Funds Management advised the Board of its continuing confidence in the team’s investment process. The Board was satisfied with the explanation it received regarding the factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratio of the expense Groups for all classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except for the R4 and R6 Classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

36	Wells Fargo Advantage Intrinsic Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227166 09-14 A207/AR207 07-14

Wells Fargo Advantage Large Cap Core Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Large Cap Core Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Core Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Large Cap Core Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Large Cap Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio manager

Jeff C. Moser, CFA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[3]
Class A (EGOAX)	12-17-2007	11.76	15.03	5.39	18.58	16.39	6.34	1.33	1.14
Class C (EGOCX)	12-17-2007	16.73	15.50	5.58	17.73	15.50	5.58	2.08	1.89
Administrator Class (WFLLX)	7-16-2010	–	–	–	18.83	16.65	6.53	1.17	0.90
Institutional Class (EGOIX)	12-17-2007	–	–	–	19.21	16.93	6.78	0.90	0.66
Investor Class (WFLNX)	7-16-2010	–	–	–	18.58	16.27	6.19	1.39	1.20
S&P 500 Index[4]	–	–	–	–	16.94	16.79	6.78	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Cap Core Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Administrator Class and Investor Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to Administrator Class and Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares since inception with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Required on pieces showing data or index returns from MSCI Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

6	Wells Fargo Advantage Large Cap Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2014.

■	The sectors in which we added the most value relative to the benchmark were industrials and consumer discretionary. Notable contributors in industrials included transportation companies Delta Air Lines Incorporated and Southwest Airlines Company, as well as capital goods company Fluor Corporation (which we no longer hold). Much of the Fund’s relative advantage in the consumer discretionary sector came from apparel manufacturer Hanesbrands Incorporated and automobile components companies Magna International Incorporated and Lear Corporation.

■	Results in the energy sector detracted the most value relative to the benchmark. Valero Energy Corporation performed poorly after it was added to the Fund, and we did not own any of the better-performing energy services companies.

Ten largest equity holdings[6] (%) as of July 31, 2014
Micron Technology Incorporated	2.76
Delta Air Lines Incorporated	2.68
Hanesbrands Incorporated	2.51
Magna International Incorporated Class A	2.50
McKesson Corporation	2.45
SanDisk Corporation	2.41
Lincoln National Corporation	2.40
Southwest Airlines Company	2.40
CVS Caremark Corporation	2.34
Actavis plc	2.23

Overall, U.S. economic data during the period indicated a slow-growing economy. Positive data included U.S. payroll reports that showed continued modest growth in the number of jobs, which enabled the unemployment rate to decline from 7.2% at the beginning of the period to 6.2% at the end of the period; low and slightly falling inflation measures; continued strength in housing and automotive markets; and consumer confidence measures that reached postrecession highs as consumers benefited from a modestly improved labor market and higher stock prices. While U.S. first-quarter gross domestic product (GDP) growth provided a negative surprise as it declined 2.1% on an annualized basis, the markets largely shrugged off the decline in economic activity. Much of the blame was assigned to the twin temporary factors of unseasonably cold weather throughout much of the country and changes in accounting for health care expenditures related to the implementation of the Affordable Care Act. Economic growth returned in the second quarter as GDP rebounded strongly to a 4.0% annualized pace.

Sector distribution[7] as of July 31, 2014

The Fund was positioned to potentially benefit from continued slow economic growth and accommodative monetary policy by the U.S. Federal Reserve during the 12-month period.

The Fund’s positioning included maintaining slightly higher beta (or market risk) than the benchmark and emphasizing companies with earnings growth and a likelihood of reporting positive earnings surprises (as indicated by our quantitative research). During the period, we increased the Fund’s exposure to the information technology sector, maintained an overweight position in the health care sector, and maintained an underweight exposure to the utilities sector.

Stock selection was the primary driver of the Fund’s outperformance for the period, and the best results came from the industrials and consumer discretionary sectors. In industrials, airlines contributed strongly. In consumer discretionary, Hanesbrands Incorporated was the main contributor, though automotive component manufacturers were also strong. Overall, the Fund’s top contributors to relative performance for the period were Delta Air Lines, Micron Technology Incorporated, Hanesbrands Incorporated, McKesson Corporation, and SanDisk Corporation.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Cap Core Fund	7

Energy was one of the better-performing sectors in the benchmark for the period, but our underweight to the group detracted from the Fund’s relative return. Stock selection was also weak in the sector, due in large part to declines in HollyFrontier Corporation, which we no longer hold, and Valero Energy Corporation. Other notable detractors in the Fund included Herbalife Limited, Cadence Design Systems Incorporated, and MasterCard Incorporated, all of which we no longer hold.

Early in the third quarter of 2014, investors seem to have re-embraced risk.

Emerging markets stocks rallied in July 2014 (measured by the MSCI Emerging Markets Index8), and the yields on junk-bond spreads relative to the yields on U.S. Treasury bonds have narrowed. Peripheral European sovereign bond yields are near historically low levels. To those with a bullish outlook, these conditions could indicate that investors have positioned themselves for a strengthening global economy. To those espousing a more bearish outlook, they could represent unwarranted optimism.

The equity markets have generally benefited from multiple expansion over the course of this market cycle. As valuations increase, it becomes even more important to focus on company fundamentals. Looking ahead, as we select investments, we will continue to seek companies that we believe should generate the earnings necessary to justify their valuations and meet investor expectations.

Please see footnotes on page 5.

8	Wells Fargo Advantage Large Cap Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,090.84	$5.91	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71	1.14%
Class C
Actual	$1,000.00	$1,087.49	$9.78	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44	1.89%
Administrator Class
Actual	$1,000.00	$1,092.23	$4.67	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Institutional Class
Actual	$1,000.00	$1,094.58	$3.43	0.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31	0.66%
Investor Class
Actual	$1,000.00	$1,091.53	$6.22	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Large Cap Core Fund	9

Security name	Shares	Value

Common Stocks: 98.03%

Consumer Discretionary: 14.10%

Auto Components: 4.60%
Lear Corporation	62,083	$5,846,356
Magna International Incorporated Class A	64,606	6,938,684

		12,785,040

Automobiles: 1.62%
Ford Motor Company	265,199	4,513,687

Media: 1.93%
Comcast Corporation Class A	99,709	5,357,365

Specialty Retail: 3.44%
Lowe’s Companies Incorporated	91,421	4,374,495
The Home Depot Incorporated	64,283	5,197,281

		9,571,776

Textiles, Apparel & Luxury Goods: 2.51%
Hanesbrands Incorporated	71,266	6,963,401

Consumer Staples: 7.52%

Food & Staples Retailing: 5.45%
CVS Caremark Corporation	85,282	6,512,134
Rite Aid Corporation †	708,650	4,740,869
Wal-Mart Stores Incorporated	52,972	3,897,680

		15,150,683

Food Products: 2.07%
Archer Daniels Midland Company	123,858	5,747,011

Energy: 9.00%

Oil, Gas & Consumable Fuels: 9.00%
Chevron Corporation	36,935	4,773,479
ConocoPhillips Company	65,000	5,409,424
Exxon Mobil Corporation	48,522	4,800,767
Phillips 66	67,897	5,507,126
Valero Energy Corporation	88,939	4,518,101

		25,008,897

Financials: 13.23%

Banks: 3.43%
Bank of America Corporation	327,557	4,995,244
Citigroup Incorporated	92,403	4,519,431

		9,514,675

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Large Cap Core Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Capital Markets: 3.70%
E*TRADE Financial Corporation †	246,167	$5,174,430
Morgan Stanley	158,107	5,113,180

		10,287,610

Diversified Financial Services: 3.70%
Berkshire Hathaway Incorporated Class B †	41,297	5,179,883
Voya Financial Incorporated	137,785	5,111,824

		10,291,707

Insurance: 2.40%
Lincoln National Corporation	127,453	6,677,263

Health Care: 15.79%

Biotechnology: 3.93%
Gilead Sciences Incorporated †	65,181	5,967,321
United Therapeutics Corporation †	54,479	4,954,320

		10,921,641

Health Care Equipment & Supplies: 1.81%
Boston Scientific Corporation †	393,005	5,022,604

Health Care Providers & Services: 6.27%
Aetna Incorporated	66,593	5,162,955
Cardinal Health Incorporated	76,093	5,452,063
McKesson Corporation	35,473	6,805,850

		17,420,868

Pharmaceuticals: 3.78%
Actavis plc †	28,960	6,204,970
Johnson & Johnson	42,888	4,292,660

		10,497,630

Industrials: 10.56%

Aerospace & Defense: 3.45%
Northrop Grumman Corporation	42,971	5,297,035
The Boeing Company	35,494	4,276,317

		9,573,352

Airlines: 5.08%
Delta Air Lines Incorporated	199,159	7,460,496
Southwest Airlines Company	235,345	6,655,557

		14,116,053

Machinery: 2.03%
Trinity Industries Incorporated	129,394	5,646,754

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Large Cap Core Fund	11

Security name		Shares	Value

Information Technology: 24.09%

Communications Equipment: 5.34%
ARRIS Group Incorporated †		155,000	$5,365,367
Cisco Systems Incorporated		193,083	4,871,484
QUALCOMM Incorporated		62,532	4,608,608

			14,845,459

Internet Software & Services: 2.03%
Facebook Incorporated Class A †		77,514	5,631,392

IT Services: 1.90%
DST Systems Incorporated		58,487	5,267,924

Semiconductors & Semiconductor Equipment: 4.67%
Marvell Technology Group Limited		398,960	5,322,126
Micron Technology Incorporated †		250,996	7,667,928

			12,990,054

Software: 3.71%
Microsoft Corporation		130,883	5,648,910
Oracle Corporation		115,180	4,652,120

			10,301,030

Technology Hardware, Storage & Peripherals: 6.44%
Apple Incorporated		61,378	5,865,895
Hewlett-Packard Company		149,769	5,333,274
SanDisk Corporation		73,034	6,697,948

			17,897,117

Materials: 2.12%

Chemicals: 2.12%
Dow Chemical Company		115,442	5,895,623

Telecommunication Services: 1.62%

Diversified Telecommunication Services: 1.62%
Verizon Communications Incorporated		89,263	4,500,640

Total Common Stocks (Cost $208,238,414)			272,397,256

	Yield
Short-Term Investments: 3.10%

Investment Companies: 3.10%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	4,632,362	4,632,362
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11	3,980,538	3,980,538

Total Short-Term Investments (Cost $8,612,900)			8,612,900

Total investments in securities
(Cost $216,851,314) *	101.13%	281,010,156
Other assets and liabilities, net	(1.13)	(3,134,885)

Total net assets	100.00%	$277,875,271

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Cap Core Fund	Portfolio of investments—July 31, 2014

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $216,874,263 and unrealized gains (loss) consists of:

Gross unrealized gains	$65,903,257
Gross unrealized loss	(1,767,364)

Net unrealized gains	$64,135,893

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2014	Wells Fargo Advantage Large Cap Core Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $208,238,414), including $3,659,302 of securities loaned	$272,397,256
In affiliated securities, at value (cost $8,612,900)	8,612,900

Total investments, at value (cost $216,851,314)	281,010,156
Receivable for investments sold	10,072,996
Receivable for Fund shares sold	1,780,334
Receivable for dividends	190,532
Receivable for securities lending income	3,061
Prepaid expenses and other assets	20,796

Total assets	293,077,875

Liabilities
Payable for investments purchased	10,774,791
Payable for Fund shares redeemed	110,415
Payable upon receipt of securities loaned	3,980,538
Advisory fee payable	122,224
Distribution fees payable	5,311
Administration fees payable	84,012
Accrued expenses and other liabilities	125,313

Total liabilities	15,202,604

Total net assets	$277,875,271

NET ASSETS CONSIST OF
Paid-in capital	$231,303,116
Undistributed net investment income	445,264
Accumulated net realized losses on investments	(18,031,951)
Net unrealized gains on investments	64,158,842

Total net assets	$277,875,271

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$26,685,339
Shares outstanding – Class A1	1,866,408
Net asset value per share – Class A	$14.30
Maximum offering price per share – Class A2	$15.17
Net assets – Class C	$8,624,271
Shares outstanding – Class C1	608,519
Net asset value per share – Class C	$14.17
Net assets – Administrator Class	$6,849,234
Shares outstanding – Administrator Class[1]	477,753
Net asset value per share – Administrator Class	$14.34
Net assets – Institutional Class	$5,774,970
Shares outstanding – Institutional Class[1]	402,370
Net asset value per share – Institutional Class	$14.35
Net assets – Investor Class	$229,941,457
Shares outstanding – Investor Class[1]	16,067,152
Net asset value per share – Investor Class	$14.31

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Cap Core Fund	Statement of operations—year ended July 31, 2014

Investment income
Dividends *	$3,871,846
Securities lending income, net	92,221
Income from affiliated securities	2,698

Total investment income	3,966,765

Expenses
Advisory fee	1,583,100
Administration fees
Fund level	121,777
Class A	57,801
Class C	15,310
Administrator Class	3,838
Institutional Class	1,636
Investor Class	670,563
Shareholder servicing fees
Class A	55,578
Class C	14,721
Administrator Class	8,786
Investor Class	519,419
Distribution fees
Class C	44,164
Custody and accounting fees	18,017
Professional fees	42,861
Registration fees	60,597
Shareholder report expenses	47,257
Trustees’ fees and expenses	11,800
Other fees and expenses	12,240

Total expenses	3,289,465
Less: Fee waivers and/or expense reimbursements	(362,086)

Net expenses	2,927,379

Net investment income	1,039,386

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	28,939,604
Net change in unrealized gains (losses) on investments	10,631,186

Net realized and unrealized gains (losses) on investments	39,570,790

Net increase in net assets resulting from operations	$40,610,176

* Net of foreign dividend withholding taxes in the amount of	$12,916

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Large Cap Core Fund	15

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment income		$1,039,386		$1,254,904
Net realized gains on investments		28,939,604		24,469,816
Net change in unrealized gains (losses) on investments		10,631,186		21,507,466

Net increase in net assets resulting from operations		40,610,176		47,232,186

Distributions to shareholders from
Net investment income
Class A		(146,205)		(77,247)
Class C		(6,279)		(6,053)
Administrator Class		(28,910)		(7,825)
Institutional Class		(5,938)		(6,104)
Investor Class		(1,041,373)		(1,162,943)

Total distributions to shareholders		(1,228,705)		(1,260,172)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,247,306	16,588,541	697,150	7,513,792
Class C	345,172	4,598,982	154,383	1,658,379
Administrator Class	412,731	5,556,845	52,398	554,364
Institutional Class	366,712	5,140,707	9,423	102,947
Investor Class	1,798,050	24,364,843	743,611	7,836,866

		56,249,918		17,666,348

Reinvestment of distributions
Class A	10,833	140,173	7,711	74,568
Class C	372	4,789	522	5,039
Administrator Class	2,030	26,308	531	5,134
Institutional Class	445	5,766	615	5,941
Investor Class	78,721	1,020,228	116,833	1,129,779

		1,197,264		1,220,461

Payment for shares redeemed
Class A	(650,098)	(8,833,379)	(317,587)	(3,341,160)
Class C	(51,205)	(689,445)	(56,580)	(615,032)
Administrator Class	(35,053)	(487,058)	(9,693)	(104,966)
Institutional Class	(8,935)	(120,053)	(16,316)	(183,055)
Investor Class	(1,522,071)	(20,267,093)	(1,928,682)	(19,912,637)

		(30,397,028)		(24,156,850)

Net increase (decrease) in net assets resulting from capital share transactions		27,050,154		(5,270,041)

Total increase in net assets		66,431,625		40,701,973

Net assets
Beginning of period		211,443,646		170,741,673

End of period		$277,875,271		$211,443,646

Undistributed net investment income		$445,264		$634,583

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.13	$9.50	$8.75	$7.37	$6.96
Net investment income	0.06 [2]	0.07	0.06	0.05	0.06
Net realized and unrealized gains (losses) on investments	2.20	2.64	0.74	1.36	0.46

Total from investment operations	2.26	2.71	0.80	1.41	0.52
Distributions to shareholders from
Net investment income	(0.09)	(0.08)	(0.05)	(0.03)	(0.11)
Net asset value, end of period	$14.30	$12.13	$9.50	$8.75	$7.37
Total return[3]	18.58%	28.76%	9.27%	19.16%	7.43%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.33%	1.37%	1.30%	2.55%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.15%
Net investment income	0.47%	0.75%	0.71%	0.61%	0.91%
Supplemental data
Portfolio turnover rate	61%	67%	41%	43%	18%
Net assets, end of period (000s omitted)	$26,685	$15,267	$8,277	$7,495	$8,501

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class A of Evergreen Golden Large Cap Core Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Core Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.05	$9.45	$8.71	$7.37	$6.94
Net investment income (loss)	(0.01)	(0.00)[2]	(0.00)[2]	(0.01)	0.01
Net realized and unrealized gains (losses) on investments	2.15	2.62	0.74	1.35	0.44

Total from investment operations	2.14	2.62	0.74	1.34	0.45
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	0.00	0.00	(0.02)
Net asset value, end of period	$14.17	$12.05	$9.45	$8.71	$7.37
Total return[3]	17.73%	27.82%	8.50%	18.18%	6.54%
Ratios to average net assets (annualized)
Gross expenses	2.04%	2.08%	2.12%	2.05%	3.75%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.90%
Net investment income (loss)	(0.30)%	(0.01)%	(0.04)%	(0.13)%	0.09%
Supplemental data
Portfolio turnover rate	61%	67%	41%	43%	18%
Net assets, end of period (000s omitted)	$8,624	$3,786	$2,041	$1,750	$1,947

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class C of Evergreen Golden Large Cap Core Fund.

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.16	$9.52	$8.77	$7.38	$7.22
Net investment income	0.09	0.10	0.09	0.07 [2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	2.20	2.64	0.74	1.36	0.16

Total from investment operations	2.29	2.74	0.83	1.43	0.16
Distributions to shareholders from
Net investment income	(0.11)	(0.10)	(0.08)	(0.04)	0.00
Net asset value, end of period	$14.34	$12.16	$9.52	$8.77	$7.38
Total return	18.83%	29.12%	9.61%	19.44%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.14%	1.16%	1.08%	1.12%
Net expenses	0.90%	0.89%	0.87%	0.86%	0.89%
Net investment income	0.63%	1.00%	0.97%	0.76%	1.12%
Supplemental data
Portfolio turnover rate	61%	67%	41%	43%	18%
Net assets, end of period (000s omitted)	$6,849	$1,192	$522	$477	$42

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Core Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.16	$9.52	$8.77	$7.38	$6.97
Net investment income	0.11 [2]	0.13 [2]	0.12	0.10 [2]	0.08
Net realized and unrealized gains (losses) on investments	2.21	2.63	0.73	1.35	0.46

Total from investment operations	2.32	2.76	0.85	1.45	0.54
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.10)	(0.06)	(0.13)
Net asset value, end of period	$14.35	$12.16	$9.52	$8.77	$7.38
Total return	19.21%	29.38%	9.88%	19.65%	7.79%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.90%	0.94%	0.86%	2.80%
Net expenses	0.66%	0.66%	0.66%	0.66%	0.89%
Net investment income	0.83%	1.24%	1.19%	1.32%	1.09%
Supplemental data
Portfolio turnover rate	61%	67%	41%	43%	18%
Net assets, end of period (000s omitted)	$5,775	$537	$480	$478	$3,132

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund. Evergreen Golden Large Cap Core Fund was the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Class I of Evergreen Golden Large Cap Core Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.13	$9.50	$8.75	$7.38	$7.22
Net investment income	0.06	0.07	0.06	0.05	0.00 [2]
Net realized and unrealized gains (losses) on investments	2.19	2.63	0.74	1.35	0.16

Total from investment operations	2.25	2.70	0.80	1.40	0.16
Distributions to shareholders from
Net investment income	(0.07)	(0.07)	(0.05)	(0.03)	0.00
Net asset value, end of period	$14.31	$12.13	$9.50	$8.75	$7.38
Total return	18.58%	28.63%	9.21%	18.97%	2.22%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.38%	1.43%	1.37%	1.37%
Net expenses	1.20%	1.20%	1.21%	1.21%	1.21%
Net investment income	0.44%	0.69%	0.64%	0.53%	1.03%
Supplemental data
Portfolio turnover rate	61%	67%	41%	43%	18%
Net assets, end of period (000s omitted)	$229,941	$190,661	$159,422	$158,966	$150,157

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Large Cap Core Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

22	Wells Fargo Advantage Large Cap Core Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $18,009,001 with $508,161 expiring in 2017 and $17,500,840 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Large Cap Core Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$39,191,269	$0	$0	$39,191,269
Consumer staples	20,897,694	0	0	20,897,694
Energy	25,008,897	0	0	25,008,897
Financials	36,771,255	0	0	36,771,255
Health care	43,862,743	0	0	43,862,743
Industrials	29,336,159	0	0	29,336,159
Information technology	66,932,976	0	0	66,932,976
Materials	5,895,623	0	0	5,895,623
Telecommunication services	4,500,640	0	0	4,500,640

Short-term investments		0	0
Investment companies	4,632,362	3,980,538	0	8,612,900
Total assets	$277,029,618	$3,980,538	$0	$281,010,156

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

24	Wells Fargo Advantage Large Cap Core Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 0.90% for Administrator Class shares, 0.66% for Institutional Class shares, and 1.20% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended July 31, 2014, Funds Distributor received $9,956 from the sale of Class A shares and $12 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $171,115,213 and $146,023,198, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $366 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,228,705 and $1,260,172 of ordinary income for the years ended July 31, 2014 and July 31, 2013, respectively.

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$445,291	$64,135,893	$(18,009,001)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Large Cap Core Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Cap Core Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Core Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

26	Wells Fargo Advantage Large Cap Core Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $1,228,705 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Large Cap Core Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Large Cap Core Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Large Cap Core Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Cap Core Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

30	Wells Fargo Advantage Large Cap Core Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for one- and three-year periods under review and lower than the average performance for the five-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P 500 Index, for the one- and three-year periods under review, and lower than its benchmark for the five-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its Universe and benchmark for the five-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during this period. The Board noted that Lipper changed the category of the Fund from large cap core to multi cap core in 2013. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes. The Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Large Cap Core Fund	31

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

32	Wells Fargo Advantage Large Cap Core Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227167 09-14 A208/AR208 07-14

Wells Fargo Advantage Large Cap Growth Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Large Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Growth Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Large Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Joseph M. Eberhardy, CFA, CPA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (STAFX)	7-30-2010	10.92	15.19	8.10	17.69	16.56	8.74	1.22	1.07
Class C (STOFX)	7-30-2010	15.81	15.71	7.98	16.81	15.71	7.98	1.97	1.82
Class R (STMFX)	6-15-2012	–	–	–	17.42	16.32	8.56	1.47	1.32
Class R4 (SLGRX)	11-30-2012	–	–	–	18.07	16.89	8.90	0.89	0.75
Class R6 (STFFX)	11-30-2012	–	–	–	18.25	16.95	8.92	0.74	0.60
Administrator Class (STDFX)	7-30-2010	–	–	–	17.84	16.70	8.80	1.06	0.95
Institutional Class (STNFX)	7-30-2010	–	–	–	18.16	16.93	8.91	0.79	0.65
Investor Class (STRFX)	12-30-1981	–	–	–	17.63	16.50	8.71	1.28	1.13
Russell 1000® Growth Index[4]	–	–	–	–	18.69	17.25	8.66	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Class A and Administrator shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class R shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class R shares.
2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Large Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2014.

■	The Fund’s underperformance during the period was largely due to a dramatic investor shift toward high-yielding stocks in March and April of 2014, which presented a challenge to our preference for rapidly growing companies. Stock selection in the information technology (IT), industrials, consumer staples, and materials sectors held back results as well.

■	Certain holdings in the consumer discretionary, health care, and energy sectors were top contributors to Fund performance during the period.

A temporary investor shift away from higher-growth stocks contributed to the Fund’s relative underperformance.

In the midst of a volatile year, we maintained our focus on companies we believe have the ability to achieve robust, sustainable earnings growth in a variety of market environments. However, faster-growing companies—the type we seek for the portfolio—were negatively affected by significant fluctuations in market leadership during this 12-month period. From July 2013 through February 2014, the portfolio outperformed its benchmark due to positive stock selection and increasing share prices of rapidly growing companies. But then, in March and April of 2014, a brief—but dramatic—rotation occurred as investors turned toward companies with slower growth potential and higher dividend yields. This temporary shift (likely a result of investor concerns such as the Russia/Ukraine situation and future of U.S. interest rates) was largely responsible for the portfolio’s underperformance over the entire 12-month period. In early May 2014, investors began to refocus on companies with solid growth fundamentals, which boosted the portfolio’s relative performance.

Ten largest equity holdings[6] (%) as of July 31, 2014
Google Incorporated Class A	2.41
Google Incorporated Class C	2.38
Union Pacific Corporation	2.34
Costco Wholesale Corporation	2.28
Alexion Pharmaceuticals Incorporated	2.27
Facebook Incorporated Class A	2.11
Dollar Tree Incorporated	2.04
MasterCard Incorporated Class A	2.04
Pioneer Natural Resources Company	2.02
Apple Incorporated	2.01

The Fund’s relative performance was pressured by stock selection in several sectors.

In addition to the negative effect of the March–April 2014 rotation away from rapidly growing companies, the Fund’s relative performance was pressured by stock selection in the IT, industrials, consumer staples, and materials sectors. Within IT, two of the largest detractors from Fund performance were underweights to Apple Incorporated and Microsoft Corporation, which delivered strong performance. In addition, eBay Incorporated, which we no longer hold, held back results; the company experienced some deceleration in earnings growth that was primarily attributable to its U.S. market segment. In the industrials sector, holdings W.W. Grainger Incorporated dampened results due to stock price declines. Underperformance by the consumer staples sector was largely attributable to a decline in the stock price of natural and organic food retailer Whole Foods Market Incorporated. Finally, while the consumer discretionary sector overall was a positive contributor to Fund performance, lululemon athletica Incorporated, which we no longer hold in the Fund—detracted due to encountering supply-chain management issues that negatively affected its growth pattern and ultimately its stock price.

The Fund’s relative performance benefited the most from holdings in the consumer discretionary, health care, and energy sectors. Within consumer discretionary, Wynn Resorts Limited, and Chipotle Mexican Grill Incorporated, were top performers. Wynn Resorts benefited from its portfolio of resorts and casinos in Macau’s Cotai Strip, and Chipotle Mexican Grill continued to expand its store base while maintaining exceptionally robust same-store sales. In the health care sector, positive results were driven by strength from biotechnology holdings having innovative drug solutions. Several holdings reported solid pipeline growth and received FDA drug approvals, which led to strong share-price gains. The largest contributor was Alexion Pharmaceuticals Incorporated. The company’s share price rose sharply based on strong sales of its leading drug, Soliris (for multiple therapeutic applications), and progress within its pipeline. Finally, the Fund benefited

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	7

when the stock price of Ireland-based biopharmaceutical holding Shire plc rose sharply on news that Chicago-based biotechnology giant AbbVie Incorporated had announced plans to acquire Shire at a significant premium. (The position in Shire was sold during the reporting period based on our belief that the stock price had risen to its full valuation.) In the energy sector, oil exploration and production companies Concho Resources Incorporated and Pioneer Natural Resources Company performed well, continuing to maximize three-pad horizontal drilling techniques that vastly improved each well’s output. Deep well reserves and cultures of innovation helped drive returns as well.

Sector distribution[7] as of July 31, 2014

We remain committed to our process and confident regarding Fund positioning.

We continue to focus on bottom-up analysis and have not wavered from our discipline of identifying companies that in our opinion have strong growth potential that has been underappreciated by the market. We view the broad equity market as fairly valued, with valuations for growth stocks slightly undervalued and currently trading at an approximately 5% discount from their long-term historical averages. Consequently, we believe the Fund is well positioned to take advantage of secular growth drivers during the remainder of 2014.

Please see footnotes on page 5.

8	Wells Fargo Advantage Large Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,048.61	$5.43	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%
Class C
Actual	$1,000.00	$1,044.64	$9.23	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.82%
Class R
Actual	$1,000.00	$1,047.45	$6.70	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61	1.32%
Class R4
Actual	$1,000.00	$1,050.26	$3.81	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class R6
Actual	$1,000.00	$1,051.16	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$1,049.11	$4.83	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,050.70	$3.30	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,048.44	$5.74	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66	1.13%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Large Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.16%

Consumer Discretionary: 25.07%

Auto Components: 0.49%
Delphi Automotive plc	115,000	$7,682,000

Hotels, Restaurants & Leisure: 6.63%
Chipotle Mexican Grill Incorporated †	35,180	23,658,550
Hilton Worldwide Holdings Incorporated †	316,000	7,650,360
Marriott International Incorporated Class A	295,000	19,089,450
Starbucks Corporation	343,340	26,670,651
Wynn Resorts Limited	125,000	26,650,000

		103,719,011

Internet & Catalog Retail: 3.76%
Amazon.com Incorporated †	94,530	29,586,945
Netflix Incorporated †	17,000	7,186,240
Priceline.com Incorporated †	17,670	21,954,092

		58,727,277

Media: 2.84%
CBS Corporation Class B	409,000	23,243,470
The Walt Disney Company	246,000	21,126,480

		44,369,950

Multiline Retail: 3.22%
Dollar Tree Incorporated †	587,000	31,973,890
Nordstrom Incorporated	265,500	18,380,565

		50,354,455

Specialty Retail: 4.27%
CarMax Incorporated †	509,580	24,872,600
O’Reilly Automotive Incorporated †	154,000	23,100,000
Tractor Supply Company	303,000	18,837,510

		66,810,110

Textiles, Apparel & Luxury Goods: 3.86%
Michael Kors Holdings Limited †	104,730	8,533,400
Nike Incorporated Class B	366,980	28,305,167
VF Corporation	385,120	23,596,302

		60,434,869

Consumer Staples: 6.35%

Food & Staples Retailing: 4.69%
Costco Wholesale Corporation	304,000	35,732,160
Walgreen Company	339,420	23,341,913
Whole Foods Market Incorporated	372,000	14,217,840

		73,291,913

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Large Cap Growth Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Household Products: 0.76%
Colgate-Palmolive Company	188,000	$11,919,200

Personal Products: 0.90%
Estee Lauder Companies Incorporated Class A	191,660	14,079,344

Energy: 6.07%

Energy Equipment & Services: 1.53%
Schlumberger Limited	220,000	23,845,800

Oil, Gas & Consumable Fuels: 4.54%
Antero Resources Corporation †	134,696	7,780,041
Concho Resources Incorporated †	158,600	22,330,880
Continental Resources Incorporated «†	62,980	9,244,204
Pioneer Natural Resources Company	143,000	31,668,780

		71,023,905

Financials: 4.88%

Capital Markets: 2.16%
Northern Trust Corporation	161,000	10,769,290
TD Ameritrade Holding Corporation	719,000	23,094,280

		33,863,570

Consumer Finance: 2.72%
American Express Company	257,340	22,645,920
Discover Financial Services	325,200	19,856,712

		42,502,632

Health Care: 14.99%

Biotechnology: 8.64%
Alexion Pharmaceuticals Incorporated †	223,000	35,454,770
Biogen Idec Incorporated †	87,960	29,412,944
Celgene Corporation †	228,760	19,936,434
Gilead Sciences Incorporated †	276,120	25,278,786
Regeneron Pharmaceuticals Incorporated †	79,180	25,038,300

		135,121,234

Health Care Equipment & Supplies: 1.05%
Covidien plc	190,130	16,448,146

Health Care Providers & Services: 1.65%
AmerisourceBergen Corporation	207,170	15,933,445
Catamaran Corporation †	218,000	9,916,820

		25,850,265

Health Care Technology: 1.27%
Cerner Corporation †	359,940	19,868,688

Pharmaceuticals: 2.38%
Allergan Incorporated	37,450	6,211,457

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Large Cap Growth Fund	11

Security name	Shares	Value

Pharmaceuticals (continued)
Merck & Company Incorporated	163,000	$9,248,620
Perrigo Company plc	144,160	21,688,872

		37,148,949

Industrials: 12.39%

Aerospace & Defense: 2.83%
Precision Castparts Corporation	48,000	10,982,400
The Boeing Company	111,000	13,373,280
United Technologies Corporation	189,870	19,964,831

		44,320,511

Air Freight & Logistics: 0.95%
United Parcel Service Incorporated Class B	153,050	14,859,625

Airlines: 0.51%
Southwest Airlines Company	282,000	7,974,960

Commercial Services & Supplies: 0.78%
Tyco International Limited	281,000	12,125,150

Industrial Conglomerates: 1.76%
3M Company	110,000	15,497,900
Danaher Corporation	163,240	12,060,171

		27,558,071

Road & Rail: 3.90%
Kansas City Southern	83,680	9,126,141
Norfolk Southern Corporation	151,000	15,350,660
Union Pacific Corporation	372,000	36,571,320

		61,048,121

Trading Companies & Distributors: 1.66%
W.W. Grainger Incorporated	110,100	25,890,015

Information Technology: 23.90%

Communications Equipment: 1.29%
QUALCOMM Incorporated	273,080	20,125,996

Internet Software & Services: 7.60%
Akamai Technologies Incorporated †	55,000	3,263,090
Facebook Incorporated Class A †	454,000	32,983,100
Google Incorporated Class A †	65,000	37,670,750
Google Incorporated Class C †	65,000	37,154,000
Pandora Media Incorporated †	313,100	7,865,072

		118,936,012

IT Services: 6.87%
Accenture plc	130,000	10,306,400
Alliance Data Systems Corporation †	72,000	18,884,880

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Cap Growth Fund	Portfolio of investments—July 31, 2014

Security name		Shares	Value

IT Services (continued)
Cognizant Technology Solutions Corporation Class A †		470,000	$23,053,500
MasterCard Incorporated Class A		430,000	31,884,500
Visa Incorporated Class A		110,530	23,322,935

			107,452,215

Semiconductors & Semiconductor Equipment: 2.03%
Microchip Technology Incorporated «		443,880	19,983,478
Texas Instruments Incorporated		254,000	11,747,500

			31,730,978

Software: 4.10%
Adobe Systems Incorporated †		133,000	9,191,630
Microsoft Corporation		220,000	9,495,200
NetSuite Incorporated †		39,000	3,288,090
Salesforce.com Incorporated †		410,000	22,242,500
ServiceNow Incorporated †		226,300	13,306,440
Splunk Incorporated †		141,000	6,629,820

			64,153,680

Technology Hardware, Storage & Peripherals: 2.01%
Apple Incorporated		329,090	31,451,131

Materials: 4.51%

Chemicals: 4.51%
Ecolab Incorporated		200,760	21,788,483
Monsanto Company		155,000	17,528,950
Praxair Incorporated		244,000	31,266,159

			70,583,592

Total Common Stocks (Cost $1,067,207,766)			1,535,271,375

	Yield
Short-Term Investments: 4.13%

Investment Companies: 4.13%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	39,263,003	39,263,003
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11	25,282,325	25,282,325

Total Short-Term Investments (Cost $64,545,328)			64,545,328

Total investments in securities
(Cost $1,131,753,094) *	102.29%	1,599,816,703
Other assets and liabilities, net	(2.29)	(35,835,663)

Total net assets	100.00%	$1,563,981,040

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Large Cap Growth Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $1,132,618,316 and unrealized gains (losses) consists of:

Gross unrealized gains	$471,041,324
Gross unrealized losses	(3,842,937)

Net unrealized gains	$467,198,387

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Cap Growth Fund	Statement of assets and liabilities—July 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $1,067,207,766), including $24,132,278 of securities loaned	$1,535,271,375
In affiliated securities, at value (cost $64,545,328)	64,545,328

Total investments, at value (cost $1,131,753,094)	1,599,816,703
Receivable for investments sold	8,142,429
Receivable for Fund shares sold	647,435
Receivable for dividends	527,875
Receivable for securities lending income	8,308
Prepaid expenses and other assets	9,574

Total assets	1,609,152,324

Liabilities
Payable for investments purchased	17,161,428
Payable for Fund shares redeemed	1,398,959
Payable upon receipt of securities loaned	25,282,325
Advisory fee payable	664,500
Distribution fees payable	17,435
Administration fees payable	316,999
Accrued expenses and other liabilities	329,638

Total liabilities	45,171,284

Total net assets	$1,563,981,040

NET ASSETS CONSIST OF
Paid-in capital	$1,044,886,560
Overdistributed net investment income	(661,037)
Accumulated net realized gains on investments	51,691,908
Net unrealized gains on investments	468,063,609

Total net assets	$1,563,981,040

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$212,273,030
Shares outstanding – Class A1	4,685,683
Net asset value per share – Class A	$45.30
Maximum offering price per share – Class A2	$48.06
Net assets – Class C	$22,767,490
Shares outstanding – Class C1	517,544
Net asset value per share – Class C	$43.99
Net assets – Class R	$12,294,691
Shares outstanding – Class R1	273,054
Net asset value per share – Class R	$45.03
Net assets – Class R4	$2,128,578
Share outstanding – Class R4[1]	46,520
Net asset value per share – Class R4	$45.76
Net assets – Class R6	$5,942,173
Share outstanding – Class R6[1]	129,693
Net asset value per share – Class R6	$45.82
Net assets – Administrator Class	$245,364,102
Shares outstanding – Administrator Class[1]	5,392,357
Net asset value per share – Administrator Class	$45.50
Net assets – Institutional Class	$596,006,429
Shares outstanding – Institutional Class[1]	13,012,354
Net asset value per share – Institutional Class	$45.80
Net assets – Investor Class	$467,204,547
Shares outstanding – Investor Class[1]	10,330,331
Net asset value per share – Investor Class	$45.23

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2014	Wells Fargo Advantage Large Cap Growth Fund	15

Investment income
Dividends	$13,619,862
Securities lending income, net	84,921
Income from affiliated securities	18,765

Total investment income	13,723,548

Expenses
Advisory fee	9,263,641
Administration fees
Fund level	740,720
Class A	453,283
Class C	54,330
Class R	27,432
Class R4	1,276
Class R6	844
Administrator Class	234,320
Institutional Class	467,742
Investor Class	1,447,193
Shareholder servicing fees
Class A	435,849
Class C	52,241
Class R	26,377
Class R4	1,594
Administrator Class	583,251
Investor Class	1,129,900
Distribution fees
Class C	156,722
Class R	26,377
Custody and accounting fees	81,600
Professional fees	43,315
Registration fees	194,753
Shareholder report expenses	104,635
Trustees’ fees and expenses	11,589
Other fees and expenses	54,354

Total expenses	15,593,338
Less: Fee waivers and/or expense reimbursements	(2,042,638)

Net expenses	13,550,700

Net investment income	172,848

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	60,654,948
Net change in unrealized gains (losses) on investments	174,376,667

Net realized and unrealized gains (losses) on investments	235,031,615

Net increase in net assets resulting from operations	$235,204,463

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Cap Growth Fund	Statement of changes in net assets

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment income		$172,848		$3,624,257
Net realized gains on investments		60,654,948		101,802,906
Net change in unrealized gains (losses) on investments		174,376,667		131,147,844

Net increase in net assets resulting from operations		235,204,463		236,575,007

Distributions to shareholders from
Net investment income
Class A		0		(121,892)
Class R		0		(2,374)
Class R4		(4,387)		(32)[1]
Class R6		(7,794)		(169)[1]
Administrator Class		(59,550)		(406,148)
Institutional Class		(1,868,612)		(1,878,484)
Net realized gains
Class A		(4,658,059)		0
Class C		(653,384)		0
Class R		(306,050)		0
Class R4		(60,168)		0 [1]
Class R6		(74,852)		0 [1]
Administrator Class		(7,171,992)		0
Institutional Class		(19,978,900)		0
Investor Class		(14,255,159)		0

Total distributions to shareholders		(49,098,907)		(2,409,099)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,384,131	107,006,712	1,674,624	58,604,595
Class C	170,033	7,224,612	217,087	7,527,427
Class R	136,101	5,915,209	106,112	3,695,703
Class R4	48,161	2,121,409	292 [1]	10,000 [1]
Class R6	83,639	3,865,129	60,170 [1]	2,168,017 [1]
Administrator Class	1,144,191	50,164,994	4,448,450	153,858,585
Institutional Class	4,448,404	195,300,403	3,915,231	138,162,580
Investor Class	987,838	42,995,980	1,103,953	38,838,329

		414,594,448		402,865,236

Reinvestment of distributions
Class A	82,404	3,548,337	2,942	98,914
Class C	11,441	480,638	0	0
Class R	2,882	123,532	33	1,092
Class R4	1,485	64,555	1 [1]	32 [1]
Class R6	1,899	82,646	5 [1]	169 [1]
Administrator Class	162,979	7,043,571	10,982	370,195
Institutional Class	431,004	18,751,184	45,346	1,534,948
Investor Class	322,257	13,857,073	0	0

		43,951,536		2,005,350

Payment for shares redeemed
Class A	(1,093,357)	(48,066,527)	(647,781)	(23,109,975)
Class C	(120,153)	(5,074,286)	(125,588)	(4,392,790)
Class R	(71,737)	(3,119,078)	(54,480)	(1,975,873)
Class R4	(3,419)	(151,575)	0 [1]	0 [1]
Class R6	(12,634)	(551,207)	(3,386)[1]	(127,149)[1]
Administrator Class	(1,133,872)	(49,716,022)	(1,514,385)	(54,136,656)
Institutional Class	(4,554,967)	(204,052,931)	(9,415,760)	(337,271,362)
Investor Class	(1,219,233)	(53,051,196)	(1,758,314)	(61,752,915)

		(363,782,822)		(482,766,720)

Net increase (decrease) in net assets resulting from capital share transactions		94,763,162		(77,896,134)

Total increase in net assets		280,868,718		156,269,774

Net assets
Beginning of period		1,283,112,322		1,126,842,548

End of period		$1,563,981,040		$1,283,112,322

Undistributed (overdistributed) net investment income		$(661,037)		$1,136,537

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$39.73	$32.92	$31.62	$24.54	$24.54
Net investment income (loss)	(0.06)	0.04	(0.12)[2]	(0.10)[2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	7.01	6.81	1.42	7.18	0.00 [3]

Total from investment operations	6.95	6.85	1.30	7.08	0.00 [3]
Distributions to shareholders from
Net investment income	0.00	(0.04)	0.00	0.00	0.00
Net realized gains	(1.38)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.38)	(0.04)	0.00	0.00	0.00
Net asset value, end of period	$45.30	$39.73	$32.92	$31.62	$24.54
Total return[4]	17.69%	20.84%	4.08%	28.89%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.23%	1.24%	1.25%	0.00%
Net expenses	1.07%	1.07%	1.10%	1.12%	0.00%
Net investment income (loss)	(0.17)%	0.09%	(0.37)%	(0.33)%	0.00%
Supplemental data
Portfolio turnover rate	35%	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$212,273	$131,616	$75,149	$2,368	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$38.90	$32.43	$31.38	$24.54	$24.54
Net investment income (loss)	(0.33)	(0.20)	(0.37)[2]	(0.32)[2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	6.80	6.67	1.42	7.16	0.00 [3]

Total from investment operations	6.47	6.47	1.05	6.84	0.00 [3]
Distributions to shareholders from
Net realized gains	(1.38)	0.00	0.00	0.00	0.00
Net asset value, end of period	$43.99	$38.90	$32.43	$31.38	$24.54
Total return[4]	16.81%	19.95%	3.31%	27.91%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.98%	1.99%	2.00%	0.00%
Net expenses	1.82%	1.82%	1.84%	1.87%	0.00%
Net investment income (loss)	(0.89)%	(0.65)%	(1.16)%	(1.04)%	0.00%
Supplemental data
Portfolio turnover rate	35%	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$22,767	$17,748	$11,829	$272	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2014	2013	2012[1]
Net asset value, beginning of period	$39.59	$32.86	$32.91
Net investment loss	(0.15)	(0.06)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	6.97	6.80	0.00 [3]

Total from investment operations	6.82	6.74	(0.05)
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00
Net realized gains	(1.38)	0.00	0.00

Total distributions to shareholders	(1.38)	(0.01)	0.00
Net asset value, end of period	$45.03	$39.59	$32.86
Total return[4]	17.42%	20.53%	(0.15)%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%	1.47%
Net expenses	1.32%	1.32%	1.32%
Net investment loss	(0.41)%	(0.16)%	(0.95)%
Supplemental data
Portfolio turnover rate	35%	57%	46%
Net assets, end of period (000s omitted)	$12,295	$8,149	$5,065

1.	For the period from June 15, 2012 (commencement of class operations) to July 31, 2012

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2014	2013[1]
Net asset value, beginning of period	$40.05	$34.26
Net investment income	0.08	0.09
Net realized and unrealized gains (losses) on investments	7.11	5.81

Total from investment operations	7.19	5.90
Distributions to shareholders from
Net investment income	(0.10)	(0.11)
Net realized gains	(1.38)	0.00

Total distributions to shareholders	(1.48)	(0.11)
Net asset value, end of period	$45.76	$40.05
Total return[2]	18.07%	17.37%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.87%
Net expenses	0.75%	0.75%
Net investment income	0.17%	0.39%
Supplemental data
Portfolio turnover rate	35%	57%
Net assets, end of period (000s omitted)	$2,129	$12

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$40.11	$34.26
Net investment income	0.12	0.15
Net realized and unrealized gains (losses) on investments	7.11	5.82

Total from investment operations	7.23	5.97
Distributions to shareholders from
Net investment income	(0.14)	(0.12)
Net realized gains	(1.38)	0.00

Total distributions to shareholders	(1.52)	(0.12)
Net asset value, end of period	$45.82	$40.11
Total return[2]	18.25%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.75%
Net expenses	0.60%	0.60%
Net investment income	0.29%	0.26%
Supplemental data
Portfolio turnover rate	35%	57%
Net assets, end of period (000s omitted)	$5,942	$2,278

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$39.86	$33.02	$31.67	$24.54	$24.54
Net investment income (loss)	(0.01)	0.09 [2]	(0.06)[2]	(0.06)[2]	0.00 [3]
Net realized and unrealized gains (losses) on investments	7.04	6.83	1.41	7.19	0.00 [3]

Total from investment operations	7.03	6.92	1.35	7.13	0.00 [3]
Distributions to shareholders from
Net investment income	(0.01)	(0.08)	0.00	0.00	0.00
Net realized gains	(1.38)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.39)	(0.08)	0.00	0.00	0.00
Net asset value, end of period	$45.50	$39.86	$33.02	$31.67	$24.54
Total return[4]	17.84%	21.00%	4.26%	29.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.07%	1.08%	1.07%	0.00%
Net expenses	0.95%	0.95%	0.95%	0.94%	0.00%
Net investment income (loss)	(0.02)%	0.24%	(0.17)%	(0.19)%	0.00%
Supplemental data
Portfolio turnover rate	35%	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$245,364	$208,053	$75,099	$1,379	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$40.11	$33.16	$31.73	$24.54	$24.54
Net investment income (loss)	0.11	0.20	(0.08)[2]	(0.00)[3]	0.00 [3]
Net realized and unrealized gains (losses) on investments	7.09	6.86	1.51	7.19	0.00 [3]

Total from investment operations	7.20	7.06	1.43	7.19	0.00 [3]
Distributions to shareholders from
Net investment income	(0.13)	(0.11)	0.00	0.00	0.00
Net realized gains	(1.38)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.51)	(0.11)	0.00	0.00	0.00
Net asset value, end of period	$45.80	$40.11	$33.16	$31.73	$24.54
Total return[4]	18.16%	21.34%	4.47%	29.34%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.80%	0.81%	0.00%
Net expenses	0.65%	0.69%	0.75%	0.75%	0.00%
Net investment income (loss)	0.28%	0.53%	(0.25)%	(0.01)%	0.00%
Supplemental data
Portfolio turnover rate	35%	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$596,006	$508,853	$601,684	$846	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$39.69	$32.86	$31.59	$24.54	$21.77
Net investment income (loss)	(0.09)	0.02	(0.07)	(0.06)	(0.02)[1]
Net realized and unrealized gains (losses) on investments	7.01	6.81	1.34	7.11	2.81

Total from investment operations	6.92	6.83	1.27	7.05	2.79
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	(1.38)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.38)	0.00	0.00	0.00	(0.02)
Net asset value, end of period	$45.23	$39.69	$32.86	$31.59	$24.54
Total return	17.63%	20.79%	4.02%	28.73%	12.80%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.28%	1.32%	1.32%	1.43%
Net expenses	1.13%	1.13%	1.18%	1.19%	1.19%
Net investment income (loss)	(0.20)%	0.06%	(0.23)%	(0.19)%	(0.07)%
Supplemental data
Portfolio turnover rate	35%	57%	46%	47%	60%
Net assets, end of period (000s omitted)	$467,205	$406,405	$358,017	$336,128	$278,585

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Large Cap Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

26	Wells Fargo Advantage Large Cap Growth Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$(30,079)	$30,079

As of July 31, 2014, the Fund had a qualified late-year ordinary loss of $629,183 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

Notes to financial statements	Wells Fargo Advantage Large Cap Growth Fund	27
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$392,097,672	$0	$0	$392,097,672
Consumer staples	99,290,457	0	0	99,290,457
Energy	94,869,705	0	0	94,869,705
Financials	76,366,202	0	0	76,366,202
Health care	234,437,282	0	0	234,437,282
Industrials	193,776,453	0	0	193,776,453
Information technology	373,850,012	0	0	373,850,012
Materials	70,583,592	0	0	70,583,592

Short-term investments
Investment companies	39,263,003	25,282,325	0	64,545,328
Total assets	$1,574,534,378	$25,282,325	$0	$1,599,816,703

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C, Class R	0.26%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.32

28	Wells Fargo Advantage Large Cap Growth Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.75% for Class R4 shares, 0.60% for Class R6 shares, 0.95% for Administrator Class shares, 0.65% for Institutional Class shares, and 1.13% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended July 31, 2014, Funds Distributor received $9,812 from the sale of Class A shares. For the year ended July 31, 2014, there were no contingent deferred sales charges paid to Funds Distributor by Class A and Class C shareholders.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $532,521,413 and $507,053,311, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $2,246 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

	Year ended July 31
	2014	2013
Ordinary income	$5,294,410	$2,409,099
Long-term capital gain	43,804,497	0

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Late-year ordinary losses deferred	Unrealized gains
$6,061,767	$46,495,352	$(629,183)	$467,198,387

Notes to financial statements	Wells Fargo Advantage Large Cap Growth Fund	29

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invest a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Large Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Growth Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $43,804,497 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $5,294,410 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2014, $3,354,067 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Cap Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	35

performance of the Fund (Investor Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Growth Index, for all periods under review except for the three-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the three-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during that period. The Board noted the positive performance of the Fund relative to its Universe for all periods under review and was satisfied with the explanation of factors contributing to the underperformance and the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except for the Investor Class. The Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

36	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Large Cap Growth Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227168 09-14 A209/AR209 07-14

Wells Fargo Advantage

Large Company Value Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Large Company Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Company Value Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Large Company Value Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Large Company Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Phocas Financial Corporation

Portfolio managers

Stephen L. Block, CFA

William F.K. Schaff, CFA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WLCAX)	3-31-2008	7.14	13.21	6.93	13.68	14.56	7.57	1.27	1.10
Class C (WFLVX)	3-31-2008	11.83	13.71	6.82	12.83	13.71	6.82	2.02	1.85
Administrator Class (WWIDX)	12-31-2001	–	–	–	13.94	14.86	7.92	1.11	0.85
Institutional Class (WLCIX)	3-31-2008	–	–	–	14.16	15.12	8.06	0.84	0.65
Investor Class (SDVIX)	7-1-1993	–	–	–	13.60	14.47	7.52	1.33	1.16
Russell 1000® Value Index[4]	–	–	–	–	15.47	16.97	7.99	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Company Value Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares (except during those periods in which the expenses of Class A shares would have been higher than those of Investor Class shares). If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Large Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2014.

■	The Fund’s underperformance was primarily due to weak relative performance in the information technology (IT) sector. We experienced underperformance from IT hardware and equipment companies JDS Uniphase Corporation, which we no longer hold, and NCR Corporation, as well as from the software and services providers Symantec Corporation, which we no longer hold, and AOL Incorporated. A moderate allocation to cash also dampened performance.

■	Holdings in the energy, materials, and utilities sectors aided relative returns. Strong performers included Whiting Petroleum Corporation, Westlake Chemical Corporation, which we no longer hold, and AES Corporation.

Stock selection was the primary contributor to the Fund’s underperformance.

In our opinion, attempting to pick the best-performing sectors is an inconsistent and unrewarding approach to investing. We do not attempt to overweight or underweight economic sectors relative to the benchmark. Instead, we focus on owning securities across all sectors that we believe are fundamentally undervalued. The Fund’s performance is generally driven by stock selection rather than sector allocation, and this reporting period was no exception.

Our position in Symantec muffled performance. We bought Symantec in late 2012 in the belief that its new CEO had the wherewithal to improve sales performance by integrating many of Symantec’s individual products into various customer solutions. We also believed costs were too high and a significant amount of savings could be generated by realigning the salesforce. However, midway through the transformation, the board of directors fired the CEO for reasons we could not ascertain and did not have a replacement. The stock promptly declined precipitously and we immediately exited the position.

We initiated a position in Skyworks Solutions Incorporated in early 2013 believing that the demand for microchips would accelerate given the trend of more feature-enabled smartphones and a growing number and variety of devices that were becoming connected to the internet—including vehicles, heart monitors, smart television sets, and gas meters. Over the past year, Skyworks did become a leading beneficiary of this trend and sales and profits accelerated markedly. As a result, Skyworks contributed to performance despite being part of the underperforming technology sector. We believe the demand for Skyworks’ semiconductors should continue into the foreseeable future.

Ten largest equity holdings[6] (%) as of July 31, 2014
JPMorgan Chase & Company	2.88
CVS Caremark Corporation	2.55
American International Group Incorporated	2.54
Citigroup Incorporated	2.34
Merck & Company Incorporated	2.16
The Hartford Financial Services Group Incorporated	2.11
Skyworks Solutions Incorporated	2.06
Marathon Oil Corporation	2.03
Whiting Petroleum Corporation	1.94
KeyCorp	1.93

We continue to find attractive opportunities.

The global economy appears to be improving, and we have therefore taken measures to invest in companies that have more exposure to faster-growing trends worldwide. Such companies can be found in every sector and sell at good discounts to our assessment of fair value. We funded these purchases with the sales of securities that have risen in value relative to their peers or displayed deteriorating business fundamentals.

A number of companies are undergoing internal reorganization, and while their near-term prospects are somewhat mixed, we believe the longer-term business trends should be quite strong. In addition, the stocks of these companies trade at substantial discounts to their peers. Some examples include oil and gas producers

Chesapeake Energy Corporation and SandRidge Energy Incorporated, consumer products provider Newell Rubbermaid Incorporated, tools and hardware manufacturer Stanley Black & Decker Incorporated, insurers American International Group Incorporated and Endurance Specialty Holdings Limited, and retailers Phillips-Van Heusen Corporation, which we no longer hold, and Dillard’s Incorporated.

Some very good companies have experienced recent business slowdowns but still have bright prospects. We believe the short-term perspective of some investors allowed us to purchase stocks in these companies at attractive discounts. Over the past 12 months, we invested in aerospace parts maker Triumph Group Incorporated, construction products distributor WESCO International Incorporated, business automation developer NCR Corporation, and wireless microphone provider Knowles Corporation.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Company Value Fund	7

Finally, the stocks of other companies have become deeply undervalued because the risks in those companies are perceived to be quite high. We believe that the perceived risk often is unwarranted and that these situations can create opportunities for the discerning investor. Over the reporting period, we took advantage of the decrease in the company’s share price and purchased positions in pharmaceutical manufacturer Gilead Sciences Incorporated, airline United Continental Holdings Incorporated, telecommunications provider CenturyLink Incorporated, and automaker General Motors Company.

Sector distribution[7] as of July 31, 2014

We remain committed to our investment strategy and process.

Over the next 6 to 12 months, we expect the U.S. economy to continue its slow upward trajectory. We do not expect much inflation over this time because wages, the primary cost of business, are not expected to rise quickly due to still-high unemployment and the significant amount of underemployment in the U.S. Europe is likely to grow about 1% annually for quite a while, and emerging nations in Asia and Latin America are still likely to see subdued growth. We are steadfast in our conviction that the best investments are found when investors are overly frightful of perceived risks or they are overly interested in the short-term business prospects. As a result, we have sizable investments in companies that we feel are unloved, overlooked, or misunderstood.

Please see footnotes on page 5.

8	Wells Fargo Advantage Large Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,071.00	$5.65	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Class C
Actual	$1,000.00	$1,067.35	$9.48	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25	1.85%
Administrator Class
Actual	$1,000.00	$1,073.09	$4.37	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Institutional Class
Actual	$1,000.00	$1,073.59	$3.34	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,070.91	$5.96	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Large Company Value Fund	9

Security name	Shares	Value

Common Stocks: 98.87%

Consumer Discretionary: 7.29%

Automobiles: 0.75%
General Motors Company	67,144	$2,270,810

Hotels, Restaurants & Leisure: 1.24%
Norwegian Cruise Line Holdings Limited †	114,990	3,769,372

Household Durables: 2.05%
Jarden Corporation †	52,829	2,953,141
Newell Rubbermaid Incorporated	101,645	3,301,430

		6,254,571

Media: 1.02%
The Walt Disney Company	36,191	3,108,083

Multiline Retail: 1.30%
Dillard’s Incorporated Class A	33,283	3,967,999

Textiles, Apparel & Luxury Goods: 0.93%
PVH Corporation	25,757	2,837,906

Consumer Staples: 4.69%

Food & Staples Retailing: 2.55%
CVS Caremark Corporation	101,815	7,774,593

Food Products: 0.90%
Darling Ingredients Incorporated †	147,179	2,755,191

Household Products: 1.24%
The Procter & Gamble Company	48,730	3,767,804

Energy: 14.46%

Energy Equipment & Services: 1.54%
Baker Hughes Incorporated	68,077	4,681,654

Oil, Gas & Consumable Fuels: 12.92%
Chesapeake Energy Corporation	116,437	3,070,444
Chevron Corporation	35,733	4,664,761
ConocoPhillips Company	52,332	4,317,390
Exxon Mobil Corporation	59,108	5,848,146
Marathon Oil Corporation	159,295	6,172,681
Noble Energy Incorporated	45,825	3,046,904
SandRidge Energy Incorporated «†	434,059	2,586,992
Valero Energy Corporation	74,030	3,760,724
Whiting Petroleum Corporation †	66,630	5,896,089

		39,364,131

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Large Company Value Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Financials: 28.59%

Banks: 12.86%
Bank of America Corporation	338,076	$5,155,659
Citigroup Incorporated	145,542	7,118,459
First Republic Bank	104,800	4,896,256
JPMorgan Chase & Company	152,230	8,779,104
KeyCorp	434,538	5,883,645
SVB Financial Group †	24,880	2,712,418
Synovus Financial Corporation	196,233	4,621,287

		39,166,828

Capital Markets: 2.45%
Ameriprise Financial Incorporated	28,415	3,398,434
Goldman Sachs Group Incorporated	23,465	4,056,395

		7,454,829

Insurance: 8.62%
ACE Limited	28,224	2,825,222
American International Group Incorporated	148,840	7,736,703
Endurance Specialty Holdings Limited	69,530	3,677,442
MetLife Incorporated	106,757	5,615,418
The Hartford Financial Services Group Incorporated	188,079	6,424,779

		26,279,564

REITs: 4.66%
American Campus Communities Incorporated	82,987	3,229,854
American Tower Corporation	49,527	4,674,854
Vornado Realty Trust	30,113	3,192,580
Washington Prime Group Incorporated †	164,468	3,106,801

		14,204,089

Health Care: 13.68%

Biotechnology: 0.83%
Gilead Sciences Incorporated †	27,739	2,539,505

Health Care Equipment & Supplies: 3.69%
Baxter International Incorporated	44,415	3,317,356
Medtronic Incorporated	52,958	3,269,627
Stryker Corporation	58,330	4,652,984

		11,239,967

Health Care Providers & Services: 2.74%
Cigna Corporation	58,153	5,236,096
HCA Holdings Incorporated †	47,682	3,114,111

		8,350,207

Pharmaceuticals: 6.42%
Johnson & Johnson	30,412	3,043,937
Merck & Company Incorporated	115,766	6,568,563

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Large Company Value Fund	11

Security name	Shares	Value

Pharmaceuticals (continued)
Novartis AG ADR	59,036	$5,132,590
Pfizer Incorporated	167,771	4,815,028

		19,560,118

Industrials: 10.95%

Aerospace & Defense: 0.91%
Triumph Group Incorporated	43,748	2,771,436

Airlines: 0.96%
United Continental Holdings Incorporated †	63,476	2,944,652

Construction & Engineering: 0.74%
Quanta Services Incorporated †	67,254	2,252,336

Electrical Equipment: 0.74%
Eaton Corporation plc	33,335	2,264,113

Industrial Conglomerates: 0.96%
General Electric Company	116,152	2,921,223

Machinery: 3.41%
Dover Corporation	40,022	3,432,287
Stanley Black & Decker Incorporated	54,368	4,754,482
The Timken Company	49,557	2,195,375

		10,382,144

Road & Rail: 1.87%
Hertz Global Holdings Incorporated †	201,625	5,689,858

Trading Companies & Distributors: 1.36%
WESCO International Incorporated †	52,825	4,146,234

Information Technology: 9.94%

Electronic Equipment, Instruments & Components: 2.33%
Knowles Corporation †	120,643	3,508,298
Synnex Corporation †	55,692	3,592,134

		7,100,432

Internet Software & Services: 0.87%
AOL Incorporated †	68,624	2,645,455

Semiconductors & Semiconductor Equipment: 2.06%
Skyworks Solutions Incorporated	123,655	6,276,728

Technology Hardware, Storage & Peripherals: 4.68%
Apple Incorporated	39,865	3,809,898
EMC Corporation	170,624	4,999,283
NCR Corporation †	125,438	3,882,306
Seagate Technology plc	26,579	1,553,840

		14,245,327

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Company Value Fund	Portfolio of investments—July 31, 2014

Security name		Shares	Value

Materials: 2.12%

Chemicals: 1.08%
Huntsman Corporation		125,873	$3,278,992

Containers & Packaging: 1.04%
Crown Holdings Incorporated †		68,163	3,172,988

Telecommunication Services: 2.93%

Diversified Telecommunication Services: 2.93%
CenturyLink Incorporated		114,036	4,474,773
Verizon Communications Incorporated		88,378	4,456,019

			8,930,792

Utilities: 4.22%

Electric Utilities: 2.32%
Portland General Electric Company		119,741	3,823,330
UIL Holdings Corporation		92,095	3,233,455

			7,056,785

Independent Power & Renewable Electricity Producers: 1.90%
AES Corporation		395,951	5,784,844

Total Common Stocks (Cost $230,343,164)			301,211,560

	Yield

Short-Term Investments: 2.62%

Investment Companies: 2.62%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	5,291,156	5,291,156
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11	2,679,950	2,679,950

Total Short-Term Investments (Cost $7,971,106)			7,971,106

Total investments in securities
(Cost $238,314,270) *	101.49%	309,182,666
Other assets and liabilities, net	(1.49)	(4,537,009)

Total net assets	100.00%	$304,645,657

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $242,149,820 and unrealized gains (losses) consists of:

Gross unrealized gains	$73,727,290
Gross unrealized losses	$(6,694,444)

Net unrealized gains	$67,032,846

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2014	Wells Fargo Advantage Large Company Value Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $230,343,164), including $2,457,308 of securities loaned	$301,211,560
In affiliated securities, at value (cost $7,971,106)	7,971,106

Total investments, at value (cost $238,314,270)	309,182,666
Receivable for investments sold	13,596,443
Receivable for Fund shares sold	34,057
Receivable for dividends	314,300
Receivable for securities lending income	3,573
Prepaid expenses and other assets	31,066

Total assets	323,162,105

Liabilities
Payable for investments purchased	15,168,122
Payable for Fund shares redeemed	317,021
Payable upon receipt of securities loaned	2,679,950
Advisory fee payable	122,859
Distribution fees payable	3,094
Administration fees payable	85,240
Accrued expenses and other liabilities	140,162

Total liabilities	18,516,448

Total net assets	$304,645,657

NET ASSETS CONSIST OF
Paid-in capital	$227,552,343
Undistributed net investment income	289,546
Accumulated net realized gains on investments	5,935,372
Net unrealized gains on investments	70,868,396

Total net assets	$304,645,657

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$116,398,325
Shares outstanding – Class A1	6,919,509
Net asset value per share – Class A	$16.82
Maximum offering price per share – Class A2	$17.85
Net assets – Class C	$4,658,542
Shares outstanding – Class C1	272,036
Net asset value per share – Class C	$17.12
Net assets – Administrator Class	$36,002,495
Shares outstanding – Administrator Class[1]	2,126,672
Net asset value per share – Administrator Class	$16.93
Net assets – Institutional Class	$863,432
Shares outstanding – Institutional Class[1]	51,056
Net asset value per share – Institutional Class	$16.91
Net assets – Investor Class	$146,722,863
Shares outstanding – Investor Class[1]	8,499,650
Net asset value per share – Investor Class	$17.26

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Company Value Fund	Statement of operations—year ended July 31, 2014

Investment income
Dividends*	$5,162,409
Securities lending income, net	71,118
Income from affiliated securities	4,535

Total investment income	5,238,062

Expenses
Advisory fee	1,989,893
Administration fees
Fund level	153,069
Class A	308,359
Class C	12,150
Administrator Class	37,540
Institutional Class	991
Investor Class	461,076
Shareholder servicing fees
Class A	296,499
Class C	11,683
Administrator Class	92,695
Investor Class	359,941
Distribution fees
Class C	35,048
Custody and accounting fees	24,241
Professional fees	41,234
Registration fees	73,989
Shareholder report expenses	57,843
Trustees’ fees and expenses	10,052
Other fees and expenses	15,066

Total expenses	3,981,369
Less: Fee waivers and/or expense reimbursements	(591,780)

Net expenses	3,389,589

Net investment income	1,848,473

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	39,715,628
Net change in unrealized gains (losses) on investments	(2,444,555)

Net realized and unrealized gains (losses) on investments	37,271,073

Net increase in net assets resulting from operations	$39,119,546

* Net of foreign dividend withholding taxes in the amount of	$31,295

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Large Company Value Fund	15

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment income		$1,848,473		$3,273,209
Net realized gains on investments		39,715,628		54,703,809
Net change in unrealized gains (losses) on investments		(2,444,555)		17,262,829

Net increase in net assets resulting from operations		39,119,546		75,239,847

Distributions to shareholders from
Net investment income
Class A		(625,503)		(1,472,740)
Class C		(2,997)		(26,206)
Administrator Class		(269,425)		(1,433,133)
Institutional Class		(12,375)		(49,792)
Investor Class		(668,519)		(1,616,046)
Net realized gains
Class A		(11,065,973)		0
Class C		(448,468)		0
Administrator Class		(3,552,432)		0
Institutional Class		(122,590)		0
Investor Class		(13,095,944)		0

Total distributions to shareholders		(29,864,226)		(4,597,917)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	206,529	3,419,892	159,878	2,339,175
Class C	34,216	581,634	33,034	495,282
Administrator Class	224,328	3,712,144	403,341	5,621,478
Institutional Class	8,867	147,541	108,212	1,742,756
Investor Class	416,128	7,103,375	470,273	6,954,261

		14,964,586		17,152,952

Reinvestment of distributions
Class A	712,472	11,432,349	103,270	1,434,082
Class C	24,127	394,545	1,631	22,707
Administrator Class	209,544	3,383,843	97,837	1,351,842
Institutional Class	7,706	124,367	2,882	40,021
Investor Class	797,069	13,123,493	107,208	1,522,722

		28,458,597		4,371,374

Payment for shares redeemed
Class A	(1,072,642)	(17,848,323)	(1,153,703)	(16,474,460)
Class C	(58,373)	(969,833)	(67,146)	(991,593)
Administrator Class	(662,954)	(11,056,702)	(11,711,657)	(158,129,190)
Institutional Class	(166,124)	(2,726,544)	(1,135,403)	(15,208,554)
Investor Class	(974,086)	(16,531,264)	(1,650,877)	(23,800,694)

		(49,132,666)		(214,604,491)

Net decrease in net assets resulting from capital share transactions		(5,709,483)		(193,080,165)

Total increase (decrease) in net assets		3,545,837		(122,438,235)

Net assets
Beginning of period		301,099,820		423,538,055

End of period		$304,645,657		$301,099,820

Undistributed net investment income		$289,546		$136,805

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.39	$12.96	$12.61	$11.04	$9.84
Net investment income	0.10	0.14	0.17	0.12	0.09
Net realized and unrealized gains (losses) on investments	2.04	3.48	0.35	1.51	1.21

Total from investment operations	2.14	3.62	0.52	1.63	1.30
Distributions to shareholders from
Net investment income	(0.09)	(0.19)	(0.17)	(0.06)	(0.10)
Net realized gains	(1.62)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.71)	(0.19)	(0.17)	(0.06)	(0.10)
Net asset value, end of period	$16.82	$16.39	$12.96	$12.61	$11.04
Total return[1]	13.68%	28.16%	4.21%	14.77%	13.22%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.28%	1.27%	1.32%	1.42%
Net expenses	1.10%	1.10%	1.10%	1.25%	1.25%
Net investment income	0.61%	1.00%	1.29%	0.74%	0.74%
Supplemental data
Portfolio turnover rate	59%	78%	37%	35%	42%
Net assets, end of period (000s omitted)	$116,398	$115,895	$103,195	$642	$362

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Company Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.70	$13.21	$12.81	$11.26	$10.03
Net investment income (loss)	(0.02)	0.04	0.09	0.01	0.03
Net realized and unrealized gains (losses) on investments	2.07	3.54	0.36	1.55	1.22

Total from investment operations	2.05	3.58	0.45	1.56	1.25
Distributions to shareholders from
Net investment income	(0.01)	(0.09)	(0.05)	(0.01)	(0.02)
Net realized gains	(1.62)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.63)	(0.09)	(0.05)	(0.01)	(0.02)
Net asset value, end of period	$17.12	$16.70	$13.21	$12.81	$11.26
Total return[1]	12.83%	27.17%	3.49%	13.85%	12.47%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.03%	2.02%	2.08%	2.17%
Net expenses	1.85%	1.85%	1.85%	2.00%	2.00%
Net investment income (loss)	(0.14)%	0.25%	0.54%	0.04%	0.02%
Supplemental data
Portfolio turnover rate	59%	78%	37%	35%	42%
Net assets, end of period (000s omitted)	$4,659	$4,543	$4,022	$513	$438

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.47	$13.02	$12.68	$11.08	$9.87
Net investment income	0.15	0.21	0.19 [1]	0.11	0.12 [1]
Net realized and unrealized gains (losses) on investments	2.05	3.46	0.36	1.56	1.22

Total from investment operations	2.20	3.67	0.55	1.67	1.34
Distributions to shareholders from
Net investment income	(0.12)	(0.22)	(0.21)	(0.07)	(0.13)
Net realized gains	(1.62)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.74)	(0.22)	(0.21)	(0.07)	(0.13)
Net asset value, end of period	$16.93	$16.47	$13.02	$12.68	$11.08
Total return	13.94%	28.52%	4.47%	15.12%	13.53%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.10%	1.11%	1.17%	1.24%
Net expenses	0.85%	0.85%	0.85%	0.96%	0.96%
Net investment income	0.86%	1.28%	1.54%	1.93%	1.12%
Supplemental data
Portfolio turnover rate	59%	78%	37%	35%	42%
Net assets, end of period (000s omitted)	$36,002	$38,798	$176,623	$667	$289

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Company Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.44	$13.00	$12.68	$11.08	$9.86
Net investment income	0.18 [1]	0.26 [1]	0.22	0.14	0.14
Net realized and unrealized gains (losses) on investments	2.05	3.45	0.35	1.54	1.23

Total from investment operations	2.23	3.71	0.57	1.68	1.37
Distributions to shareholders from
Net investment income	(0.14)	(0.27)	(0.25)	(0.08)	(0.15)
Net realized gains	(1.62)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.76)	(0.27)	(0.25)	(0.08)	(0.15)
Net asset value, end of period	$16.91	$16.44	$13.00	$12.68	$11.08
Total return	14.16%	28.93%	4.67%	15.36%	13.76%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.85%	0.89%	0.96%
Net expenses	0.65%	0.65%	0.66%	0.75%	0.75%
Net investment income	1.10%	1.83%	1.80%	1.12%	1.28%
Supplemental data
Portfolio turnover rate	59%	78%	37%	35%	42%
Net assets, end of period (000s omitted)	$863	$3,299	$15,924	$14,401	$9

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.77	$13.26	$12.89	$11.28	$10.05
Net investment income	0.09	0.14	0.16	0.09	0.08
Net realized and unrealized gains (losses) on investments	2.10	3.55	0.36	1.57	1.23

Total from investment operations	2.19	3.69	0.52	1.66	1.31
Distributions to shareholders from
Net investment income	(0.08)	(0.18)	(0.15)	(0.05)	(0.08)
Net realized gains	(1.62)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.70)	(0.18)	(0.15)	(0.05)	(0.08
Net asset value, end of period	$17.26	$16.77	$13.26	$12.89	$11.28
Total return	13.60%	28.12%	4.09%	14.75%	13.06%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.34%	1.34%	1.40%	1.52%
Net expenses	1.16%	1.16%	1.18%	1.32%	1.35%
Net investment income	0.55%	0.94%	1.27%	0.74%	0.70%
Supplemental data
Portfolio turnover rate	59%	78%	37%	35%	42%
Net assets, end of period (000s omitted)	$146,723	$138,565	$123,774	$110,554	$108,703

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Large Company Value Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

22	Wells Fargo Advantage Large Company Value Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(116,913)	$116,913

As of July 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $14,314,500 with $11,985,163 expiring in 2016; and $2,329,337 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Advantage Large Company Value Fund	23

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$22,208,741	$0	$0	$22,208,741
Consumer staples	14,297,588	0	0	14,297,588
Energy	44,045,785	0	0	44,045,785
Financials	87,105,310	0	0	87,105,310
Health care	41,689,797	0	0	41,689,797
Industrials	33,371,996	0	0	33,371,996
Information technology	30,267,942	0	0	30,267,942
Materials	6,451,980	0	0	6,451,980
Telecommunication services	8,930,792	0	0	8,930,792
Utilities	12,841,629	0	0	12,841,629

Short-term investments
Investment companies	5,291,156	2,679,950	0	7,971,106
Total assets	$306,502,716	$2,679,950	$0	$309,182,666

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Phocas Financial Corporation is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.29% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

24	Wells Fargo Advantage Large Company Value Fund	Notes to financial statements

agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Administrator Class shares, 0.65% for Institutional Class shares and 1.16% for Investor Class shares

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended July 31, 2014, Funds Distributor received $4,308 from the sale of Class A shares. For the year ended July 31, 2014, there were no contingent deferred sales charges paid to Funds Distributor by Class A and Class C shareholders.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $176,056,367 and $206,019,190, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $475 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

	Year ended July 31
	2014	2013
Ordinary income	$1,578,819	$4,597,917
Long-term capital gains	28,285,407	0

Notes to financial statements	Wells Fargo Advantage Large Company Value Fund	25

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$303,979	$24,085,423	$67,032,846	$(14,314,500)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On September 24, 2014, the Fund declared distributions from net investment income to shareholders of record on September 23, 2014. The per share amounts payable on September 25, 2014 were as follows:

Net investment income
Class A	$0.01704
Class C	0.00000
Administrator Class	0.03399
Institutional Class	0.04583
Investor Class	0.01381

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

26	Wells Fargo Advantage Large Company Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Company Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Company Value Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $28,285,407 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $1,578,819 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2014, $1,438 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Large Company Value Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Phocas Financial Corporation (the “Sub-Adviser”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	31

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Value Index, for the one- and ten-year periods under review and lower than its benchmark for the three- and five-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the three- and five-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during these periods. The Board noted the positive performance of the Fund relative to the Universe and was satisfied with the explanation it received and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, in range of or equal to the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the average rates for the Fund’s expense Groups for the Investor Class and Class A and in range of the average rates for all other share classes. The Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

32	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Large Company Value Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227169 09-14 A210/AR210 07-14

Wells Fargo Advantage Omega Growth Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Omega Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Omega Growth Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Omega Growth Fund	3

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKOAX)	4-29-1968	9.88	15.79	9.40	16.58	17.17	10.05	1.34	1.30
Class B (EKOBX)*	8-2-1993	10.71	16.07	9.49	15.71	16.29	9.49	2.09	2.05
Class C (EKOCX)	8-2-1993	14.73	16.30	9.24	15.73	16.30	9.24	2.09	2.05
Class R (EKORX)	10-10-2003	–	–	–	16.30	16.88	9.79	1.59	1.55
Administrator Class (EOMYX)	1-13-1997	–	–	–	16.89	17.46	10.34	1.18	1.05
Institutional Class (EKONX)	7-30-2010	–	–	–	17.17	17.70	10.45	0.91	0.80
Russell 3000® Growth Index[4]	–	–	–	–	17.89	17.25	8.72	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Omega Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended July 31, 2014.

■	Results in the financials and industrials sectors detracted from performance.

■	Strong stock selection in the consumer staples, health care, and telecommunication services sectors benefited performance.

Equity markets in the U.S. performed well over the period, responding positively to improving economic data that pointed to continued recovery in the U.S. economy. While other countries, such as China and several eurozone nations, struggled with slowing growth and deflation concerns, the U.S. improved steadily in a wide range of metrics. As a result, investing in the U.S. tended to appear more attractive compared with investing in many other areas of the world. Several episodes of risk-off trading that occurred during the 12-month period—driven largely by a combination of geopolitical events and uncertainty over possible policy changes by the Federal Reserve—proved to be short-lived.

Ten largest equity holdings[6] (%) as of July 31, 2014
Facebook Incorporated Class A	2.87
Google Incorporated Class A	2.76
Constellation Brands Incorporated Class A	2.67
SBA Communications Corporation Class A	2.56
Visa Incorporated Class A	2.49
Apple Incorporated	2.27
Amazon.com Incorporated	2.26
AbbVie Incorporated	2.02
Halliburton Company	2.01
American Express Company	1.98

Overall Fund performance was pressured by relative weakness in financials and industrials.

The financials sector held the portfolio’s main individual detractor, internet-based health insurance agency eHealth Incorporated. With the implementation of the Affordable Care Act, eHealth experienced an influx of consumers and small businesses visiting its site for health insurance quotes and plans. Because of unforeseen problems with the government’s technology systems, individuals who qualified for government-subsidized plans were unable to obtain plans from eHealth due to system incompatibility. As a result, the company reported lower-than-expected revenues. Within industrials, Kansas City Southern owns a rail network strategically positioned to participate in increasing trade between the U.S. and Mexico. However, concerns arose over potential new regulations mandating open access on Mexico’s rail lines with public-pricing transparency, which could threaten Kansas City Southern’s exclusivity agreements within that country. This situation led to a sell-off in the company’s shares and a compromise to our investment thesis. As is consistent with our process, the increased uncertainty led us to sell the position in favor of what we viewed as better opportunities.

Sector distribution[7] as of July 31, 2014

Stock selection within the consumer staples, health care, and telecommunication services sectors contributed significantly to performance during the period. Within consumer staples, the Fund’s positioning added to returns, driven by Constellation Brands Incorporated. This manufacturer and distributor of spirit beverages was among the Fund’s largest contributors for 2013 and is an excellent example of a developing situation within our portfolio construction methodology. Constellation Brands continued to enjoy multiple growth opportunities as a result of both strategic acquisitions and organic operations. Revenue growth from distribution of the Corona and Modelo brands of beer, margin expansion within the beer business, and an improving pricing environment for wine helped the company’s shares.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Omega Growth Fund	7

In the health care sector, shares of a number of biotechnology companies performed well, based on strong revenue growth and approval of pipeline products.

Within telecommunications, our position in SBA Communications Corporation benefited returns after the company reported better-than-expected revenue and earnings. SBA’s growth continued to be driven by the capital spending required to support the growth in mobile data traffic. Due to 4G deployment, smartphone proliferation, and mobile video consumption, mobile data traffic is expected to grow at high rates in coming years; we believe that spending by carriers to increase network density should continue to increase demand for towers, which in turn should drive higher revenue per tower.

Recent market dynamics have reinforced our confidence that the Fund is pointed in the right direction.

As 2014 began, U.S. equities were challenged. The cold winter took a toll on the U.S. economy, and geopolitical events in Syria, Iraq, and Ukraine added to the uncertainty. Although the labor market continued to improve, the potential for wage gains was repeatedly pushed further out in time. However, recent market dynamics have reinforced our confidence that the portfolio is appropriately positioned. While a broad-based recovery in U.S. retail spending remains elusive, sales of automobiles, furniture, and travel remained strong as of July 31, 2014. Online spending also was robust, as were the advertising dollars that followed. Therefore, we have focused the portfolio in these areas.

Although challenges remain, we maintain a positive outlook for U.S. corporate earnings growth. Transportation historically has been a reliable leading indicator, and recent transportation data have been strong. Also, data from the Institute for Supply Management appear to confirm that manufacturing output and business activity are improving. As a result, the Fund maintains exposure to industrials and the manufacturing industry. We believe that U.S. equities are not overvalued and that they generally possess superior fundamentals relative to most other global equities, which in turn continues to attract risk capital to the U.S. markets. Furthermore, should the macro environment weaken, we believe our investment style may benefit because in times of a weaker economy, the high earnings growth rate embedded within the portfolio may command a scarcity premium.

In line with our investment philosophy, we continue to maintain an earnings growth rate within the portfolio that is significantly higher than the benchmark’s and to target companies that we view as having superior outlooks. Our highest-conviction themes—as evidenced by portfolio holdings—include internet spending, mobile/wireless spending, biopharmaceuticals, aerospace, transportation, and bank lending. We believe an actively managed strategy such as ours—focused on identifying companies’ potential for superior earnings growth, seeking a bottom-up research edge, and balancing the allocation of portfolio capital—will drive positive results for the benefit of Fund shareholders.

Please see footnotes on page 5.

8	Wells Fargo Advantage Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,021.87	$6.52	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Class B
Actual	$1,000.00	$1,018.12	$10.26	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24	2.05%
Class C
Actual	$1,000.00	$1,018.33	$10.26	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24	2.05%
Class R
Actual	$1,000.00	$1,020.79	$7.77	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,023.19	$5.27	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Institutional Class
Actual	$1,000.00	$1,024.50	$4.02	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.98%

Consumer Discretionary: 21.66%

Auto Components: 2.56%
BorgWarner Incorporated	220,500	$13,726,125
Delphi Automotive plc	188,800	12,611,840

		26,337,965

Distributors: 1.07%
LKQ Corporation †	422,200	11,042,641

Hotels, Restaurants & Leisure: 2.72%
Chipotle Mexican Grill Incorporated †	25,200	16,947,000
MGM Resorts International †	412,100	11,060,764

		28,007,764

Internet & Catalog Retail: 5.07%
Amazon.com Incorporated †	74,300	23,255,157
Netflix Incorporated †	29,700	12,554,784
The Priceline Group Incorporated †	13,210	16,412,765

		52,222,706

Media: 6.46%
CBS Outdoor Americas Incorporated	402,045	13,384,078
Liberty Global plc Class A †	44,859	1,866,134
Liberty Global plc Class C †	445,325	17,808,547
Time Warner Incorporated	187,500	15,566,250
Twenty-First Century Fox Incorporated	564,500	17,883,360

		66,508,369

Specialty Retail: 2.18%
Advance Auto Parts Incorporated	106,684	12,920,499
AutoNation Incorporated †	178,200	9,501,624

		22,422,123

Textiles, Apparel & Luxury Goods: 1.60%
Under Armour Incorporated Class A †	247,600	16,527,300

Consumer Staples: 2.67%

Beverages: 2.67%
Constellation Brands Incorporated Class A †	330,400	27,509,104

Energy: 5.94%

Energy Equipment & Services: 2.60%
Halliburton Company	300,600	20,738,394
Nabors Industries Limited	221,100	6,005,076

		26,743,470

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Omega Growth Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 3.34%
Antero Resources Corporation †	179,985	$10,395,934
Pioneer Natural Resources Company	74,286	16,451,378
Sanchez Energy Corporation †	238,601	7,568,424

		34,415,736

Financials: 8.92%

Banks: 2.12%
First Republic Bank	291,600	13,623,552
Texas Capital Bancshares Incorporated †	157,229	8,183,769

		21,807,321

Capital Markets: 1.82%
Affiliated Managers Group Incorporated †	93,872	18,703,996

Consumer Finance: 1.98%
American Express Company	232,300	20,442,400

Diversified Financial Services: 2.73%
IntercontinentalExchange Group Incorporated	83,400	16,031,148
McGraw Hill Financial Incorporated	151,300	12,137,286

		28,168,434

Insurance: 0.27%
eHealth Incorporated †	136,400	2,823,480

Health Care: 16.19%

Biotechnology: 6.28%
Biogen Idec Incorporated †	46,400	15,515,696
Celgene Corporation †	228,900	19,948,635
Gilead Sciences Incorporated †	142,027	13,002,572
Puma Biotechnology Incorporated †	27,300	6,052,956
Regeneron Pharmaceuticals Incorporated †	32,300	10,213,906

		64,733,765

Health Care Providers & Services: 4.16%
DaVita HealthCare Partners Incorporated †	183,800	12,946,872
Envision Healthcare Holdings Incorporated †	350,722	12,538,312
McKesson Corporation	90,500	17,363,330

		42,848,514

Health Care Technology: 0.85%
Cerner Corporation †	157,700	8,705,040

Pharmaceuticals: 4.90%
AbbVie Incorporated	397,600	20,810,384
Bristol-Myers Squibb Company	162,800	8,240,936
Eli Lilly & Company	85,200	5,202,312
Jazz Pharmaceuticals plc †	56,200	7,852,826
Perrigo Company plc	55,600	8,365,020

		50,471,478

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Omega Growth Fund	11

Security name	Shares	Value

Industrials: 14.94%

Aerospace & Defense: 2.46%
B/E Aerospace Incorporated †	120,200	$10,233,828
Precision Castparts Corporation	66,000	15,100,800

		25,334,628

Airlines: 1.59%
American Airlines Group Incorporated	130,600	5,073,810
Delta Air Lines Incorporated	301,900	11,309,174

		16,382,984

Construction & Engineering: 1.23%
Quanta Services Incorporated †	376,300	12,602,287

Machinery: 2.48%
Cummins Incorporated	113,100	15,765,009
Proto Labs Incorporated †	120,382	9,750,942

		25,515,951

Professional Services: 2.45%
IHS Incorporated Class A †	153,865	20,213,245
The Advisory Board Company †	100,800	5,054,112

		25,267,357

Road & Rail: 3.64%
Canadian Pacific Railway Limited	80,400	15,271,980
Old Dominion Freight Line Incorporated †	173,870	11,037,268
Swift Transportation Company †	548,300	11,212,735

		37,521,983

Trading Companies & Distributors: 1.09%
United Rentals Incorporated †	106,000	11,225,400

Information Technology: 24.16%

Communications Equipment: 0.80%
Palo Alto Networks Incorporated †	101,557	8,211,899

Electronic Equipment, Instruments & Components: 3.35%
Cognex Corporation †	289,800	11,876,004
FLIR Systems Incorporated	142,900	4,755,712
TE Connectivity Limited	288,400	17,849,076

		34,480,792

Internet Software & Services: 8.30%
Facebook Incorporated Class A †	406,600	29,539,490
Google Incorporated Class A †	49,100	28,455,905
Google Incorporated Class C †	35,500	20,291,800
Yelp Incorporated †	107,721	7,234,542

		85,521,737

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Omega Growth Fund	Portfolio of investments—July 31, 2014

Security name		Shares	Value

IT Services: 3.94%
Vantiv Incorporated Class A †		457,874	$15,009,110
Visa Incorporated Class A		121,301	25,595,724

			40,604,834

Semiconductors & Semiconductor Equipment: 1.40%
Micron Technology Incorporated †		472,600	14,437,930

Software: 3.34%
Aspen Technology Incorporated †		155,700	6,763,608
Guidewire Software Incorporated †		136,029	5,509,175
Salesforce.com Incorporated †		249,200	13,519,100
ServiceNow Incorporated †		146,200	8,596,560

			34,388,443

Technology Hardware, Storage & Peripherals: 3.03%
Apple Incorporated		244,400	23,357,308
Western Digital Corporation		78,300	7,816,687

			31,173,995

Materials: 1.94%

Chemicals: 1.94%
Monsanto Company		176,500	19,960,385

Telecommunication Services: 2.56%

Wireless Telecommunication Services: 2.56%
SBA Communications Corporation Class A †		246,802	26,390,538

Total Common Stocks (Cost $826,167,433)			1,019,462,749

	Yield

Short-Term Investments: 2.17%

Investment Companies: 2.17%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	22,414,925	22,414,925

Total Short-Term Investments (Cost $22,414,925)			22,414,925

Total investments in securities
(Cost $848,582,358) *	101.15%	1,041,877,674
Other assets and liabilities, net	(1.15)	(11,871,504)

Total net assets	100.00%	$1,030,006,170

†	Non-income-earning security
(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
*	Cost for federal income tax purposes is $849,336,145 and unrealized gains (losses) consists of:

Gross unrealized gains	$212,094,640
Gross unrealized losses	(19,553,111)

Net unrealized gains	$192,541,529

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2014	Wells Fargo Advantage Omega Growth Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $826,167,433)	$1,019,462,749
In affiliated securities, at value (cost $22,414,925)	22,414,925

Total investments, at value (cost $848,582,358)	1,041,877,674
Receivable for investments sold	8,797,279
Receivable for Fund shares sold	1,048,715
Receivable for dividends	385,692
Receivable for securities lending income	1,025
Prepaid expenses and other assets	49,858

Total assets	1,052,160,243

Liabilities
Payable for investments purchased	19,862,227
Payable for Fund shares redeemed	956,417
Advisory fee payable	614,671
Distribution fees payable	83,995
Administration fees payable	254,422
Accrued expenses and other liabilities	382,341

Total liabilities	22,154,073

Total net assets	$1,030,006,170

NET ASSETS CONSIST OF
Paid-in capital	$720,755,466
Accumulated net investment loss	(30,312)
Accumulated net realized gains on investments	115,985,700
Net unrealized gains on investments	193,295,316

Total net assets	$1,030,006,170

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$724,070,988
Shares outstanding – Class A1	14,484,310
Net asset value per share – Class A	$49.99
Maximum offering price per share – Class A2	$53.04
Net assets – Class B	$12,526,267
Shares outstanding – Class B1	309,660
Net asset value per share – Class B	$40.45
Net assets – Class C	$108,073,314
Shares outstanding – Class C1	2,664,715
Net asset value per share – Class C	$40.56
Net assets – Class R	$20,094,623
Shares outstanding – Class R1	413,296
Net asset value per share – Class R	$48.62
Net assets – Administrator Class	$115,281,093
Shares outstanding – Administrator Class[1]	2,195,881
Net asset value per share – Administrator Class	$52.50
Net assets – Institutional Class	$49,959,885
Shares outstanding – Institutional Class[1]	940,802
Net asset value per share – Institutional Class	$53.10

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Omega Growth Fund	Statement of operations—year ended July 31, 2014

Investment income
Dividends *	$4,586,567
Securities lending income, net	24,663
Income from affiliated securities	14,135

Total investment income	4,625,365

Expenses
Advisory fee	7,246,269
Administration fees
Fund level	500,649
Class A	1,922,930
Class B	40,676
Class C	268,311
Class R	69,203
Administrator Class	99,098
Institutional Class	13,723
Shareholder servicing fees
Class A	1,848,971
Class B	39,111
Class C	257,992
Class R	66,542
Administrator Class	234,305
Distribution fees
Class B	117,334
Class C	773,974
Class R	66,542
Custody and accounting fees	56,784
Professional fees	48,315
Registration fees	78,544
Shareholder report expenses	173,346
Trustees’ fees and expenses	9,443
Other fees and expenses	22,174

Total expenses	13,954,236
Less: Fee waivers and/or expense reimbursements	(313,057)

Net expenses	13,641,179

Net investment loss	(9,015,814)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	160,298,938
Net change in unrealized gains (losses) on investments	(6,586,133)

Net realized and unrealized gains (losses) on investments	153,712,805

Net increase in net assets resulting from operations	$144,696,991

* Net of foreign dividend withholding taxes in the amount of	$3,769

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Omega Growth Fund	15

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment loss		$(9,015,814)		$(1,230,294)
Net realized gains on investments		160,298,938		99,889,570
Net change in unrealized gains (losses) on investments		(6,586,133)		84,234,481

Net increase in net assets resulting from operations		144,696,991		182,893,757

Distributions to shareholders from
Net realized gains
Class A		(79,931,222)		(19,509,990)
Class B		(2,146,719)		(778,633)
Class C		(13,032,342)		(2,595,551)
Class R		(3,057,782)		(558,930)
Administrator Class		(9,323,528)		(1,813,617)
Institutional Class		(1,312,052)		(37,612)

Total distributions to shareholders		(108,803,645)		(25,294,333)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,629,379	131,733,853	2,441,057	104,920,005
Class B	14,628	611,739	16,792	614,054
Class C	725,463	29,939,937	566,393	20,612,900
Class R	261,245	12,668,404	271,923	11,504,921
Administrator Class	1,297,321	68,639,919	672,754	30,573,612
Institutional Class	914,142	49,118,738	55,050	2,614,807

		292,712,590		170,840,299

Reinvestment of distributions
Class A	1,527,223	74,253,607	456,141	18,163,520
Class B	53,475	2,114,420	22,894	765,115
Class C	265,973	10,543,167	63,333	2,121,010
Class R	19,145	906,888	3,387	132,045
Administrator Class	147,977	7,543,849	33,510	1,388,644
Institutional Class	25,487	1,312,052	902	37,612

		96,673,983		22,607,946

Payment for shares redeemed
Class A	(3,618,139)	(181,905,297)	(3,039,206)	(129,087,456)
Class B	(194,619)	(8,015,592)	(276,032)	(9,857,351)
Class C	(398,923)	(16,344,006)	(350,073)	(12,599,633)
Class R	(373,336)	(18,294,389)	(170,843)	(7,177,147)
Administrator Class	(634,586)	(33,345,492)	(591,027)	(26,140,182)
Institutional Class	(68,416)	(3,559,135)	(5,455)	(253,725)

		(261,463,911)		(185,115,494)

Net increase in net assets resulting from capital share transactions		127,922,662		8,332,751

Total increase in net assets		163,816,008		165,932,175

Net assets
Beginning of period		866,190,162		700,257,987

End of period		$1,030,006,170		$866,190,162

Accumulated net investment loss		$(30,312)		$(33,049)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
CLASS A	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$47.97	$39.09	$38.29	$30.11	$28.44	$27.26
Net investment income (loss)	(0.49)	(0.02)	(0.28)[3]	(0.29)	(0.10)[3]	0.18 [3]
Net realized and unrealized gains (losses) on investments	8.28	10.31	1.08	8.47	1.96	1.00

Total from investment operations	7.79	10.29	0.80	8.18	1.86	1.18
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.19)	0.00
Net realized gains	(5.77)	(1.41)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(5.77)	(1.41)	0.00	0.00	(0.19)	0.00
Net asset value, end of period	$49.99	$47.97	$39.09	$38.29	$30.11	$28.44
Total return[4]	16.58%	27.07%	2.09%	27.17%	6.53%	4.33%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.34%	1.35%	1.36%	1.35%	1.48%
Net expenses	1.30%	1.30%	1.30%	1.30%	1.34%	1.39%
Net investment income (loss)	(0.84)%	(0.08)%	(0.75)%	(0.80)%	(0.40)%	0.79%
Supplemental data
Portfolio turnover rate	101%	88%	101%	123%	116%	26%
Net assets, end of period (000s omitted)	$724,071	$668,992	$550,758	$584,871	$460,187	$460,082

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
CLASS B	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$40.07	$33.12	$32.68	$25.89	$24.46	$23.62
Net investment income (loss)	(0.65)[3]	(0.28)[3]	(0.47)[3]	(0.48)[3]	(0.25)[3]	0.02 [3]
Net realized and unrealized gains (losses) on investments	6.80	8.64	0.91	7.27	1.68	0.82

Total from investment operations	6.15	8.36	0.44	6.79	1.43	0.84
Distributions to shareholders from
Net realized gains	(5.77)	(1.41)	0.00	0.00	0.00	0.00
Net asset value, end of period	$40.45	$40.07	$33.12	$32.68	$25.89	$24.46
Total return[4]	15.71%	26.11%	1.32%	26.23%	5.85%	3.56%
Ratios to average net assets (annualized)
Gross expenses	2.07%	2.09%	2.10%	2.12%	2.10%	2.22%
Net expenses	2.05%	2.05%	2.05%	2.05%	2.09%	2.13%
Net investment income (loss)	(1.58)%	(0.78)%	(1.51)%	(1.55)%	(1.14)%	0.10%
Supplemental data
Portfolio turnover rate	101%	88%	101%	123%	116%	26%
Net assets, end of period (000s omitted)	$12,526	$17,476	$22,271	$40,023	$46,434	$51,984

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
CLASS C	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$40.15	$33.18	$32.75	$25.94	$24.53	$23.69
Net investment income (loss)	(0.65)[3]	(0.31)[3]	(0.47)[3]	(0.49)[3]	(0.25)[3]	0.00 [3,4]
Net realized and unrealized gains (losses) on investments	6.83	8.69	0.90	7.30	1.68	0.84

Total from investment operations	6.18	8.38	0.43	6.81	1.43	0.84
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)	0.00
Net realized gains	(5.77)	(1.41)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(5.77)	(1.41)	0.00	0.00	(0.02)	0.00
Net asset value, end of period	$40.56	$40.15	$33.18	$32.75	$25.94	$24.53
Total return[5]	15.73%	26.11%	1.31%	26.25%	5.83%	3.55%
Ratios to average net assets (annualized)
Gross expenses	2.07%	2.09%	2.10%	2.11%	2.10%	2.23%
Net expenses	2.05%	2.05%	2.05%	2.05%	2.09%	2.14%
Net investment income (loss)	(1.59)%	(0.85)%	(1.49)%	(1.55)%	(1.15)%	0.02%
Supplemental data
Portfolio turnover rate	101%	88%	101%	123%	116%	26%
Net assets, end of period (000s omitted)	$108,073	$83,206	$59,481	$58,329	$44,892	$43,806

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
CLASS R	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$46.90	$38.35	$37.66	$29.69	$28.09	$26.99
Net investment income (loss)	(0.53)[3]	(0.09)	(0.36)[3]	(0.13)	(0.16)[3]	0.08 [3]
Net realized and unrealized gains (losses) on investments	8.02	10.05	1.05	8.10	1.94	1.02

Total from investment operations	7.49	9.96	0.69	7.97	1.78	1.10
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.18)	0.00
Net realized gains	(5.77)	(1.41)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(5.77)	(1.41)	0.00	0.00	(0.18)	0.00
Net asset value, end of period	$48.62	$46.90	$38.35	$37.66	$29.69	$28.09
Total return[4]	16.30%	26.73%	1.83%	26.89%	6.29%	4.08%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.59%	1.60%	1.59%	1.60%	1.76%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.59%	1.67%
Net investment income (loss)	(1.09)%	(0.38)%	(0.99)%	(1.08)%	(0.65)%	0.35%
Supplemental data
Portfolio turnover rate	101%	88%	101%	123%	116%	26%
Net assets, end of period (000s omitted)	$20,095	$23,745	$15,408	$6,515	$1,523	$838

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$50.00	$40.60	$39.67	$31.12	$29.39	$28.10
Net investment income (loss)	(0.31)[3]	0.07 [3]	(0.19)[3]	(0.21)[3]	(0.04)[3]	0.24 [3]
Net realized and unrealized gains (losses) on investments	8.58	10.74	1.12	8.76	2.02	1.05

Total from investment operations	8.27	10.81	0.93	8.55	1.98	1.29
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.25)	0.00
Net realized gains	(5.77)	(1.41)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(5.77)	(1.41)	0.00	0.00	(0.25)	0.00
Net asset value, end of period	$52.50	$50.00	$40.60	$39.67	$31.12	$29.39
Total return[4]	16.89%	27.35%	2.34%	27.47%	6.75%	4.59%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.17%	1.17%	1.18%	1.11%	1.23%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.09%	1.14%
Net investment income (loss)	(0.59)%	0.16%	(0.49)%	(0.56)%	(0.16)%	1.00%
Supplemental data
Portfolio turnover rate	101%	88%	101%	123%	116%	26%
Net assets, end of period (000s omitted)	$115,281	$69,264	$51,560	$41,242	$29,724	$32,437

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Omega Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Omega Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$50.40	$40.81	$39.77	$31.12	$31.12
Net investment income (loss)	(0.24)	0.11 [2]	(0.10)	(0.03)	0.00
Net realized and unrealized gains (losses) on investments	8.71	10.89	1.14	8.68	0.00

Total from investment operations	8.47	11.00	1.04	8.65	0.00
Distributions to shareholders from
Net realized gains	(5.77)	(1.41)	0.00	0.00	0.00
Net asset value, end of period	$53.10	$50.40	$40.81	$39.77	$31.12
Total return[3]	17.17%	27.68%	2.62%	27.80%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.91%	0.92%	0.88%	0.00%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.00%
Net investment income (loss)	(0.36)%	0.24%	(0.24)%	(0.34)%	0.00%
Supplemental data
Portfolio turnover rate	101%	88%	101%	123%	116%
Net assets, end of period (000s omitted)	$49,960	$3,507	$779	$656	$10

1.	For the period from July 30, 2010 (commencement of class operations) to July 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

Notes to financial statements	Wells Fargo Advantage Omega Growth Fund	23

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$9,018,551	$(9,018,551)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

24	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$223,068,868	$0	$0	$223,068,868
Consumer staples	27,509,104	0	0	27,509,104
Energy	61,159,206	0	0	61,159,206
Financials	91,945,631	0	0	91,945,631
Health care	166,758,797	0	0	166,758,797
Industrials	153,850,590	0	0	153,850,590
Information technology	248,819,630	0	0	248,819,630
Materials	19,960,385	0	0	19,960,385
Telecommunication services	26,390,538	0	0	26,390,538

Short-term investments
Investment companies	22,414,925	0	0	22,414,925
Total assets	$1,041,877,674	$0	$0	$1,041,877,674

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to December 1, 2013, Funds Management was entitled to receive an annual advisory fee which started at 0.75% and declined to 0.60% as the average daily net assets of the Fund increased. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

Notes to financial statements	Wells Fargo Advantage Omega Growth Fund	25

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, 1.55% for Class R, 1.05% for Administrator Class shares, and 0.80% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended July 31, 2014, Funds Distributor received $82,943 from the sale of Class A shares and $437 and $321 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $996,995,949 and $987,443,170, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $1,526 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2014 and July 31, 2013 were as follows:

	Year ended July 31
	2014	2013
Ordinary income	$18,352,363	$0
Long-term capital gain	90,451,282	25,294,333

26	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$25,132,357	$91,607,130	$192,541,529

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Omega Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, each of the periods within the period from October 1, 2009 through July 31, 2010, and the year ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Omega Growth Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

28	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 38.34% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $90,451,282 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $7,498,413 of income dividends paid during the fiscal year ended July 31, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2014, $18,352,363 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Omega Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

32	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 3000® Growth Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes. The Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	33

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Advantage Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227170 09-14 A211/AR211 07-14

Wells Fargo Advantage

Premier Large Company Growth Fund

Annual Report

July 31, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Premier Large Company Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Premier Large Company Growth Fund for the 12-month period that ended July 31, 2014. The period was marked by heightened geopolitical uncertainty as the U.S. and Europe confronted Russia over Ukraine and as a militant Islamic group gained territory in Iraq. Despite heightened stock market volatility toward the end of the period, large-cap stocks, as measured by the S&P 500 Index1, ended the period with double-digit gains.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various quantitative easing policies. The U.S. Federal Reserve (Fed) remained a major source of liquidity for market participants around the world. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. At the beginning of the reporting period, the FOMC was still making open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market and was purchasing $45 billion per month in long-term U.S. Treasuries. However, in mid-December 2013, the FOMC announced that it would taper its bond-buying program by $10 billion per month beginning in January 2014, a tapering that was less aggressive than some investors had feared.

European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In June 2014, the ECB announced a variety of measures aimed at encouraging lending, including cutting its key rate to a historic low of 0.15%, making funds available to banks at low interest rates, and imposing a negative interest rate on bank deposits held at the central bank. In Japan, the Bank of Japan maintained an aggressive monetary program, which began in early 2013, that was aimed at combating deflation by doubling the bank’s asset base over two years.

Despite a challenging geopolitical situation, U.S. stock markets gained on positive economic data.

For most of the period, U.S. economic data remained positive. The main positive economic news was the improving unemployment rate, which fell from 7.2% in August 2013 to 6.2% in July 2014. However, after strong positive reports for gross domestic product (GDP) growth in the last two quarters of 2013, annualized GDP growth for the first quarter of 2014 was -2.1%. Several commentators suggested that unusually harsh winter weather may have dampened economic activity. Economic growth did accelerate in the second quarter of 2014, with an annualized GDP growth rate of 4.2% (according to the second estimate of GDP growth).

Macroeconomic events were major negatives throughout the reporting period. The ongoing standoff between the West (the U.S., Europe, and their allies) and Russia over Ukraine began in late 2013 and fed into stock market volatility early in 2014. The situation’s effect on the stock market faded as investors began to

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	3

believe that the situation would not result in war, but as of July 2014, the situation had resulted in economic sanctions from the West against Russia. Beginning in the summer of 2014, the advance of a militant Islamic group in Iraq led to higher oil prices and fears of a regional war in the Middle East.

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market. Information technology stocks led the market on an improved economic outlook. Health care stocks outperformed for the period, supported by the continuing rollout of the Affordable Care Act. Macroeconomic uncertainty also supported the price of gold, because investors tend to use the metal as a store of wealth during tumultuous times. The materials sector thus outperformed as well. The consumer staples sector lagged for the period, though, as investors favored companies with greater sensitivity to economic growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Investors’ positive outlook for the U.S. economy contributed to a strong domestic stock market.

4	Wells Fargo Advantage Premier Large Company Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Joseph M. Eberhardy, CFA, CPA

Average annual total returns1 (%) as of July 31, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKJAX)	1-20-1998	9.07	15.85	9.27	15.75	17.22	9.92	1.20	1.13
Class B (EKJBX)*	9-11-1935	9.87	16.12	9.37	14.87	16.34	9.37	1.95	1.88
Class C (EKJCX)	1-22-1998	13.91	16.34	9.12	14.91	16.34	9.12	1.95	1.88
Class R4 (EKJRX)	11-30-2012	–	–	–	16.14	17.59	10.24	0.87	0.81
Class R6 (EKJFX)	11-30-2012	–	–	–	16.29	17.66	10.27	0.72	0.66
Administrator Class (WFPDX)	7-16-2010	–	–	–	15.93	17.37	10.02	1.04	0.96
Institutional Class (EKJYX)	6-30-1999	–	–	–	16.21	17.64	10.26	0.77	0.71
Investor Class (WFPNX)	7-16-2010	–	–	–	15.72	17.13	9.85	1.26	1.19
Russell 1000® Growth Index[4]	–	–	–	–	18.69	17.25	8.66	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2014

1.	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

3.	The Adviser has committed through November 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.12% for Class A, 1.87% for Class B, 1.87% for Class C, 0.80% for Class R4, 0.65% for Class R6, 0.95% for Administrator Class, 0.70% for Institutional Class, and 1.18% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Premier Large Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2014.

■	The underperformance was largely due to a dramatic investor shift toward high-yielding stocks in March and April of 2014, which presented a challenge to our preference for rapidly growing companies. Certain holdings in the industrials, consumer discretionary, consumer staples, and information technology (IT) sectors held back results as well.

■	Certain holdings in the energy, financials, consumer discretionary, and health care sectors were top contributors to Fund performance during the period.

A temporary investor shift away from higher-growth stocks contributed to the Fund’s relative underperformance.

In the midst of a volatile year, we maintained our focus on companies we believe have the ability to achieve robust, sustainable earnings growth in a variety of market environments. However, faster-growing companies—the type we seek for the portfolio—were negatively affected by significant fluctuations in market leadership during this 12-month period. From July 2013 through February 2014, the portfolio outperformed its benchmark due to positive stock selection and increasing share prices of rapidly growing companies. But then, in March and April of 2014, a brief—but dramatic—rotation occurred as investors turned toward companies with slower growth potential and higher dividend yields. This temporary shift (likely a result of investor concerns such as the Russia/Ukraine situation and future of U.S. interest rates) was largely responsible for the portfolio’s underperformance over the entire 12-month period. In early May 2014, investors began to refocus on companies with solid growth fundamentals, which boosted the portfolio’s relative performance.

Ten largest equity holdings[6] (%) as of July 31, 2014
Alexion Pharmaceuticals Incorporated	2.57
Google Incorporated Class A	2.36
Concho Resources Incorporated	2.34
Google Incorporated Class C	2.33
CarMax Incorporated	2.27
Facebook Incorporated Class A	2.17
Apple Incorporated	2.08
Dollar Tree Incorporated	1.96
Biogen Idec Incorporated	1.95
Pioneer Natural Resources Company	1.95

The Fund’s relative performance was pressured by stock selection in several sectors.

In addition to the negative effect of the March–April 2014 rotation away from rapidly growing companies, the Fund’s performance was pressured by select holdings in the industrials, consumer discretionary, consumer staples, and IT sectors. In industrials, railroad Kansas City Southern detracted, as did United Technologies Corporation. Within the consumer discretionary sector, certain specialty and multiline retail holdings, such as Tractor Supply Company and Dollar Tree Incorporated, experienced periods of volatility in same-store sales that were partly influenced by abnormal weather patterns. Poor marketing and execution drove down performance of lululemon athletica incorporated and ultimately led to the Fund’s exit from the position. In the consumer staples sector, weakness was largely attributable to natural and organic food retailer Whole Foods Market Incorporated, which was pressured by increased competition within natural and organic foods. Finally, two of the largest detractors from Fund performance were underweights to Apple Incorporated and Microsoft Corporation, which delivered strong performance.

Select holdings within the energy and financials sectors provided the largest contributions to the Fund’s relative performance; certain consumer discretionary and health care holdings also added significant value. In energy, oil exploration and production holdings, such as Concho Resources Incorporated and Pioneer Natural Resources Company, delivered strong share-price gains. These companies benefited from advancements in drilling and well-completion techniques that improved production rates and drove down costs. In the financials sector, Ameriprise Financial Incorporated, was helped by a rebound in retail trading activity and significant growth in its wealth management business. Discover Financial Services added to performance as well; the company saw an increase in loan-volume growth coupled with near-record credit-quality levels and strong expense controls. In the health care sector, Alexion Pharmaceuticals Incorporated, rose sharply based on strong sales of its leading drug, Soliris (for multiple therapeutic applications), and progress within its pipeline. Within the consumer discretionary sector, Under Armour Incorporated and Chipotle Mexican Grill Incorporated, provided key contributions to Fund performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	7

Sector distribution[7] as of July 31, 2014

We remain committed to our process and confident regarding Fund positioning.

We remain focused on bottom-up analysis and have not wavered from our discipline of identifying companies where, in our opinion, the market has underappreciated the growth potential. The broad equity market appears fairly valued, with valuations for growth stocks slightly undervalued and trading at an approximate 5% discount to their long-term historical averages. Consequently, we believe that our portfolio is well positioned to take advantage of secular growth drivers as we enter the second half of 2014.

Please see footnotes on page 5.

8	Wells Fargo Advantage Premier Large Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2014 to July 31, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2014	Ending account value 7-31-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,038.54	$5.66	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61	1.12%
Class B
Actual	$1,000.00	$1,034.48	$9.43	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.35	1.87%
Class C
Actual	$1,000.00	$1,034.57	$9.43	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.35	1.87%
Class R4
Actual	$1,000.00	$1,040.20	$4.05	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,041.58	$3.29	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,039.06	$4.80	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,040.87	$3.54	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Investor Class
Actual	$1,000.00	$1,038.68	$5.96	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91	1.18%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Premier Large Company Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.11%

Consumer Discretionary: 19.46%

Auto Components: 1.02%
BorgWarner Incorporated	388,760	$24,200,310
Delphi Automotive plc	398,490	26,619,132

		50,819,442

Distributors: 1.27%
LKQ Corporation †	2,425,520	63,439,476

Hotels, Restaurants & Leisure: 4.23%
Chipotle Mexican Grill Incorporated †	113,410	76,268,225
Las Vegas Sands Corporation	300,500	22,191,925
Starbucks Corporation	1,189,440	92,395,699
Wynn Resorts Limited	98,500	21,000,200

		211,856,049

Internet & Catalog Retail: 2.70%
Amazon.com Incorporated †	187,550	58,701,275
Netflix Incorporated †	20,500	8,665,760
Priceline.com Incorporated †	54,438	67,636,493

		135,003,528

Media: 1.56%
Markit Limited †	225,714	5,712,821
The Walt Disney Company	845,000	72,568,600

		78,281,421

Multiline Retail: 1.96%
Dollar Tree Incorporated †	1,807,610	98,242,900

Specialty Retail: 5.16%
Cabela’s Incorporated †	657,200	38,354,192
CarMax Incorporated †	2,331,690	113,809,789
TJX Companies Incorporated	480,500	25,605,845
Tractor Supply Company	1,299,380	80,782,455

		258,552,281

Textiles, Apparel & Luxury Goods: 1.56%
Michael Kors Holdings Limited †	109,394	8,913,423
Nike Incorporated Class B	369,390	28,491,051
Under Armour Incorporated Class A †	611,720	40,832,310

		78,236,784

Consumer Staples: 4.06%

Food & Staples Retailing: 2.85%
Costco Wholesale Corporation	446,790	52,515,697
Sprouts Farmers Market Incorporated †	1,388,879	42,374,698
Whole Foods Market Incorporated	1,245,500	47,603,010

		142,493,405

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Household Products: 0.50%
Colgate-Palmolive Company	398,000	$25,233,200

Personal Products: 0.71%
Estee Lauder Companies Incorporated Class A	482,190	35,421,677

Energy: 5.67%

Energy Equipment & Services: 0.89%
Schlumberger Limited	411,970	44,653,428

Oil, Gas & Consumable Fuels: 4.78%
Concho Resources Incorporated †	833,710	117,386,368
EOG Resources Incorporated	166,500	18,221,760
Memorial Resource Development Corporation †	261,765	6,015,360
Pioneer Natural Resources Company	440,070	97,457,902

		239,081,390

Financials: 6.58%

Capital Markets: 2.86%
Ameriprise Financial Incorporated	436,220	52,171,912
TD Ameritrade Holding Corporation	2,827,710	90,826,045

		142,997,957

Consumer Finance: 2.99%
American Express Company	911,700	80,229,600
Discover Financial Services	1,134,890	69,296,383

		149,525,983

REITs: 0.73%
American Tower Corporation	390,000	36,812,100

Health Care: 19.52%

Biotechnology: 10.26%
Alexion Pharmaceuticals Incorporated †	809,990	128,780,310
Biogen Idec Incorporated †	291,540	97,488,061
BioMarin Pharmaceutical Incorporated †	434,050	26,832,971
Celgene Corporation †	810,718	70,654,074
Gilead Sciences Incorporated †	945,630	86,572,427
Medivation Incorporated †	295,000	21,897,850
Regeneron Pharmaceuticals Incorporated †	257,630	81,467,759

		513,693,452

Health Care Equipment & Supplies: 1.01%
Covidien plc	585,490	50,650,740

Health Care Providers & Services: 2.41%
AmerisourceBergen Corporation	641,400	49,330,074
Catamaran Corporation †	992,880	45,166,111
Envision Healthcare Holdings Incorporated †	741,204	26,498,043

		120,994,228

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Premier Large Company Growth Fund	11

Security name	Shares	Value

Health Care Technology: 1.56%
Cerner Corporation †	1,412,640	$77,977,728

Life Sciences Tools & Services: 1.82%
Mettler-Toledo International Incorporated †	162,220	41,713,251
Quintiles Transnational Holdings Incorporated †	898,297	49,343,454

		91,056,705

Pharmaceuticals: 2.46%
Jazz Pharmaceuticals plc †	128,500	17,955,305
Merck & Company Incorporated	541,000	30,696,340
Perrigo Company plc	494,880	74,454,696

		123,106,341

Industrials: 13.94%

Aerospace & Defense: 2.76%
Precision Castparts Corporation	135,650	31,036,720
The Boeing Company	275,660	33,211,517
United Technologies Corporation	704,600	74,088,690

		138,336,927

Air Freight & Logistics: 1.23%
United Parcel Service Incorporated Class B	635,140	61,665,743

Airlines: 0.45%
Southwest Airlines Company	805,660	22,784,065

Commercial Services & Supplies: 0.46%
Tyco International Limited	536,000	23,128,400

Electrical Equipment: 0.29%
Rockwell Automation Incorporated	128,000	14,292,480

Industrial Conglomerates: 0.77%
Danaher Corporation	524,730	38,767,052

Machinery: 1.18%
Flowserve Corporation	466,550	34,543,362
Pentair plc	380,000	24,346,600

		58,889,962

Professional Services: 0.20%
Verisk Analytics Incorporated Class A †	171,160	10,276,446

Road & Rail: 6.19%
CSX Corporation	1,980,000	59,241,600
Genesee & Wyoming Incorporated Class A †	334,000	33,309,820
Kansas City Southern	554,400	60,462,864
Norfolk Southern Corporation	671,340	68,248,424
Union Pacific Corporation	899,640	88,443,608

		309,706,316

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of investments—July 31, 2014

Security name	Shares	Value

Trading Companies & Distributors: 0.41%
W.W. Grainger Incorporated	86,500	$20,340,475

Information Technology: 26.77%

Communications Equipment: 2.21%
Cisco Systems Incorporated	501,500	12,652,845
F5 Networks Incorporated †	307,000	34,565,130
QUALCOMM Incorporated	860,480	63,417,376

		110,635,351

Electronic Equipment, Instruments & Components: 0.12%
Trimble Navigation Limited †	191,000	5,901,900

Internet Software & Services: 9.55%
Akamai Technologies Incorporated †	1,105,810	65,264,906
Facebook Incorporated Class A †	1,493,990	108,538,374
Google Incorporated Class A †	203,720	118,065,926
Google Incorporated Class C †	203,720	116,446,352
MercadoLibre Incorporated «	184,320	17,049,600
Pandora Media Incorporated †	1,930,500	48,494,160
Yelp Incorporated †	64,500	4,331,820

		478,191,138

IT Services: 6.77%
Accenture plc	542,500	43,009,400
Alliance Data Systems Corporation †	273,780	71,809,756
Cognizant Technology Solutions Corporation Class A †	1,508,140	73,974,267
MasterCard Incorporated Class A	1,098,300	81,438,945
Visa Incorporated Class A	326,240	68,839,902

		339,072,270

Semiconductors & Semiconductor Equipment: 2.36%
ARM Holdings plc ADR	603,500	25,805,660
Microchip Technology Incorporated «	1,810,170	81,493,853
Xilinx Incorporated	268,330	11,036,413

		118,335,926

Software: 3.68%
Adobe Systems Incorporated †	316,000	21,838,760
Concur Technologies Incorporated †	246,000	22,868,160
Microsoft Corporation	470,500	20,306,780
Salesforce.com Incorporated †	910,450	49,391,913
ServiceNow Incorporated †	459,500	27,018,600
Splunk Incorporated †	607,000	28,541,140
Tableau Software Incorporated Class A †	218,500	14,202,500

		184,167,853

Technology Hardware, Storage & Peripherals: 2.08%
Apple Incorporated	1,091,660	104,329,946

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2014	Wells Fargo Advantage Premier Large Company Growth Fund	13

Security name		Shares	Value

Materials: 3.11%

Chemicals: 3.11%
Airgas Incorporated		245,300	$26,227,476
Monsanto Company		512,840	57,997,076
Praxair Incorporated		556,600	71,322,723

			155,547,275

Total Common Stocks (Cost $3,590,383,422)			4,962,499,740

	Yield
Short-Term Investments: 2.60%

Investment Companies: 2.60%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.07%	60,715,920	60,715,920
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)	0.11	69,410,451	69,410,451

Total Short-Term Investments (Cost $130,126,371)			130,126,371

Total investments in securities (Cost $3,720,509,793) *	101.71%	5,092,626,111
Other assets and liabilities, net	(1.71)	(85,693,991)

Total net assets	100.00%	$5,006,932,120

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.
*	Cost for federal income tax purposes is $3,728,670,320 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,401,364,339
Gross unrealized losses	(37,408,548)

Net unrealized gains	$1,363,955,791

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of assets and liabilities—July 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $3,590,383,422), including $66,293,423 of securities loaned	$4,962,499,740
In affiliated securities, at value (cost $130,126,371)	130,126,371

Total investments, at value (cost $3,720,509,793)	5,092,626,111
Cash	4,084,987
Receivable for investments sold	15,508,535
Receivable for Fund shares sold	12,644,093
Receivable for dividends	1,614,174
Receivable for securities lending income	29,737
Prepaid expenses and other assets	187,334

Total assets	5,126,694,971

Liabilities
Payable for investments purchased	33,577,187
Payable for Fund shares redeemed	12,229,124
Payable upon receipt of securities loaned	69,410,451
Advisory fee payable	2,338,897
Distribution fees payable	245,867
Administration fees payable	982,463
Accrued expenses and other liabilities	978,862

Total liabilities	119,762,851

Total net assets	$5,006,932,120

NET ASSETS CONSIST OF
Paid-in capital	$3,625,319,421
Accumulated net investment loss	(9,496,890)
Accumulated net realized gains on investments	18,993,271
Net unrealized gains on investments	1,372,116,318

Total net assets	$5,006,932,120

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,908,454,907
Shares outstanding – Class A1	131,187,770
Net asset value per share – Class A	$14.55
Maximum offering price per share – Class A2	$15.44
Net assets – Class B	$4,000,839
Shares outstanding – Class B1	310,064
Net asset value per share – Class B	$12.90
Net assets – Class C	$374,135,502
Shares outstanding – Class C1	29,065,978
Net asset value per share – Class C	$12.87
Net assets – Class R4	$764,981
Share outstanding – Class R4[1]	51,866
Net asset value per share – Class R4	$14.75
Net assets – Class R6	$163,871,450
Share outstanding – Class R6[1]	11,091,209
Net asset value per share – Class R6	$14.77
Net assets – Administrator Class	$1,325,864,177
Shares outstanding – Administrator Class[1]	90,610,306
Net asset value per share – Administrator Class	$14.63
Net assets – Institutional Class	$1,031,978,776
Shares outstanding – Institutional Class[1]	69,848,274
Net asset value per share – Institutional Class	$14.77
Net assets – Investor Class	$197,861,488
Shares outstanding – Investor Class[1]	13,644,942
Net asset value per share – Investor Class	$14.50

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2014	Wells Fargo Advantage Premier Large Company Growth Fund	15

Investment income
Dividends	$36,548,965
Securities lending income, net	327,863
Income from affiliated securities	51,345

Total investment income	36,928,173

Expenses
Advisory fee	28,527,595
Administration fees
Fund level	2,415,804
Class A	4,737,597
Class B	13,261
Class C	897,257
Class R4	219
Class R6	41,333
Administrator Class	978,095
Institutional Class	1,099,189
Investor Class	587,362
Shareholder servicing fees
Class A	4,555,382
Class B	12,546
Class C	862,748
Class R4	274
Administrator Class	2,362,825
Investor Class	458,494
Distribution fees
Class B	38,254
Class C	2,588,243
Custody and accounting fees	241,682
Professional fees	57,784
Registration fees	210,404
Shareholder report expenses	252,088
Trustees’ fees and expenses	19,864
Other fees and expenses	108,499

Total expenses	51,066,799
Less: Fee waivers and/or expense reimbursements	(2,136,589)

Net expenses	48,930,210

Net investment loss	(12,002,037)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	131,365,067
Net change in unrealized gains (losses) on investments	546,350,666

Net realized and unrealized gains (losses) on investments	677,715,733

Net increase in net assets resulting from operations	$665,713,696

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of changes in net assets

	Year ended July 31, 2014		Year ended July 31, 2013

Operations
Net investment loss		$(12,002,037)		$(3,217,694)
Net realized gains (losses) on investments		131,365,067		(23,360,925)
Net change in unrealized gains (losses) on investments		546,350,666		576,741,851

Net increase in net assets resulting from operations		665,713,696		550,163,232

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	42,606,662	593,794,550	49,335,147	553,272,236
Class B	27,890	341,694	62,609	628,941
Class C	8,601,633	106,017,995	13,893,047	138,936,604
Class R4	41,808	609,423	10,323 [1]	118,563 [1]
Class R6	12,608,190	170,307,516	389,039 [1]	4,458,029 [1]
Administrator Class	73,161,085	1,038,797,296	38,801,671	437,518,368
Institutional Class	34,278,958	482,686,241	93,560,023	1,099,346,660
Investor Class	3,565,063	49,308,160	4,558,094	51,317,595

		2,441,862,875		2,285,596,996

Payment for shares redeemed
Class A	(32,025,660)	(452,294,693)	(20,029,188)	(225,190,548)
Class B	(219,715)	(2,727,974)	(317,995)	(3,178,971)
Class C	(4,454,199)	(55,420,848)	(3,149,685)	(31,843,465)
Class R4	(265)	(3,714)	0 [1]	0 [1]
Class R6	(1,881,186)	(26,918,328)	(24,834)[1]	(290,259)[1]
Administrator Class	(33,287,121)	(466,226,494)	(12,658,949)	(144,005,179)
Institutional Class	(69,016,664)	(995,396,571)	(10,729,480)	(123,281,356)
Investor Class	(2,225,843)	(30,843,706)	(2,036,199)	(22,879,772)

		(2,029,832,328)		(550,669,550)

Net increase in net assets resulting from capital share transactions		412,030,547		1,734,927,446

Total increase in net assets		1,077,744,243		2,285,090,678

Net assets
Beginning of period		3,929,187,877		1,644,097,199

End of period		$5,006,932,120		$3,929,187,877

Accumulated net investment loss		$(9,496,890)		$(5,274,874)

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
CLASS A	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$12.57	$10.21	$9.89	$7.75	$7.23	$7.20
Net investment income (loss)	(0.05)	(0.02)	(0.03)[3]	(0.01)	0.00 [3,4]	0.05 [3]
Net realized and unrealized gains (losses) on investments	2.03	2.38	0.60	2.15	0.57	0.02

Total from investment operations	1.98	2.36	0.57	2.14	0.57	0.07
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.00)[4]	(0.05)	(0.04)
Net realized gains	0.00	0.00	(0.25)	0.00	0.00	0.00

Total distributions to shareholders	0.00	0.00	(0.25)	(0.00)[4]	(0.05)	(0.04)
Net asset value, end of period	$14.55	$12.57	$10.21	$9.89	$7.75	$7.23
Total return[5]	15.75%	23.11%	6.08%	27.55%	7.93%	1.04%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.19%	1.23%	1.24%	1.09%	1.12%
Net expenses	1.12%	1.12%	1.12%	1.12%	1.08%	1.12%
Net investment income (loss)	(0.36)%	(0.15)%	(0.30)%	(0.13)%	0.06%	0.86%
Supplemental data
Portfolio turnover rate	37%	32%	51%	65%	89%	24%
Net assets, end of period (000s omitted)	$1,908,455	$1,515,862	$932,106	$620,262	$491,290	$268,422

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
CLASS B	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$11.23	$9.19	$8.99	$7.10	$6.62	$6.60
Net investment income (loss)	(0.13)[3]	(0.09)[3]	(0.09)[3]	(0.07)[3]	(0.04)[3]	0.01 [3]
Net realized and unrealized gains (losses) on investments	1.80	2.13	0.54	1.96	0.52	0.01

Total from investment operations	1.67	2.04	0.45	1.89	0.48	0.02
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.25)	0.00	0.00	0.00
Net asset value, end of period	$12.90	$11.23	$9.19	$8.99	$7.10	$6.62
Total return[4]	14.87%	22.20%	5.22%	26.62%	7.25%	0.30%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.94%	1.97%	2.00%	1.84%	1.87%
Net expenses	1.87%	1.87%	1.87%	1.87%	1.83%	1.87%
Net investment income (loss)	(1.09)%	(0.87)%	(1.04)%	(0.85)%	(0.69)%	0.11%
Supplemental data
Portfolio turnover rate	37%	32%	51%	65%	89%	24%
Net assets, end of period (000s omitted)	$4,001	$5,637	$6,962	$10,244	$13,957	$7,951

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
CLASS C	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$11.20	$9.17	$8.97	$7.08	$6.62	$6.59
Net investment income (loss)	(0.14)[3]	(0.09)[3]	(0.10)[3]	(0.08)[3]	(0.04)[3]	0.00 [3,4]
Net realized and unrealized gains (losses) on investments	1.81	2.12	0.55	1.97	0.52	0.03

Total from investment operations	1.67	2.03	0.45	1.89	0.48	0.03
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.02)	0.00
Net realized gains	0.00	0.00	(0.25)	0.00	0.00	0.00

Total distributions to shareholders	0.00	0.00	(0.25)	0.00	(0.02)	0.00
Net asset value, end of period	$12.87	$11.20	$9.17	$8.97	$7.08	$6.62
Total return[5]	14.91%	22.14%	5.24%	26.69%	7.18%	0.46%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.94%	1.98%	1.99%	1.84%	1.87%
Net expenses	1.87%	1.87%	1.87%	1.87%	1.83%	1.87%
Net investment income (loss)	(1.11)%	(0.91)%	(1.07)%	(0.90)%	(0.68)%	0.08%
Supplemental data
Portfolio turnover rate	37%	32%	51%	65%	89%	24%
Net assets, end of period (000s omitted)	$374,136	$279,203	$129,980	$35,783	$22,246	$13,717

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2014	2013[1]
Net asset value, beginning of period	$12.70	$10.81
Net investment income (loss)	(0.01)	0.00 [2]
Net realized and unrealized gains (losses) on investments	2.06	1.89

Total from investment operations	2.05	1.89
Net asset value, end of period	$14.75	$12.70
Total return[3]	16.14%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%
Net expenses	0.80%	0.80%
Net investment income (loss)	(0.11)%	0.06%
Supplemental data
Portfolio turnover rate	37%	32%
Net assets, end of period (000s omitted)	$765	$131

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2014	2013[1]
Net asset value, beginning of period	$12.71	$10.81
Net investment income	0.01	0.00 [2]
Net realized and unrealized gains (losses) on investments	2.05	1.90

Total from investment operations	2.06	1.90
Net asset value, end of period	$14.77	$12.71
Total return[3]	16.29%	17.58%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.71%
Net expenses	0.65%	0.65%
Net investment income	0.09%	0.05%
Supplemental data
Portfolio turnover rate	37%	32%
Net assets, end of period (000s omitted)	$163,871	$4,629

1.	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.62	$10.24	$9.90	$7.75	$7.53
Net investment income (loss)	(0.02)	(0.00)[2]	(0.02)	0.00 [2]	(0.00)[2]
Net realized and unrealized gains (losses) on investments	2.03	2.38	0.61	2.16	0.22

Total from investment operations	2.01	2.38	0.59	2.16	0.22
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gains	0.00	0.00	(0.25)	0.00	0.00

Total distributions to shareholders	0.00	0.00	(0.25)	(0.01)	0.00
Net asset value, end of period	$14.63	$12.62	$10.24	$9.90	$7.75
Total return[3]	15.93%	23.24%	6.28%	27.75%	2.92%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.04%	1.07%	1.08%	1.13%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.19)%	(0.01)%	(0.16)%	0.01%	(0.34)%
Supplemental data
Portfolio turnover rate	37%	32%	51%	65%	89%
Net assets, end of period (000s omitted)	$1,325,864	$640,494	$251,759	$54,335	$36,508

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31					Year ended September 30, 2009[1]
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010[1,2]
Net asset value, beginning of period	$12.71	$10.28	$9.91	$7.75	$7.24	$7.22
Net investment income	0.01 [4]	0.00 [3]	0.00 [3,4]	0.02 [4]	0.02	0.06 [4]
Net realized and unrealized gains (losses) on investments	2.05	2.43	0.62	2.15	0.57	0.02

Total from investment operations	2.06	2.43	0.62	2.17	0.59	0.08
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	(0.08)	(0.06)
Net realized gains	0.00	0.00	(0.25)	0.00	0.00	0.00

Total distributions to shareholders	0.00	0.00	(0.25)	(0.01)	(0.08)	(0.06)
Net asset value, end of period	$14.77	$12.71	$10.28	$9.91	$7.75	$7.24
Total return[5]	16.21%	23.64%	6.48%	28.03%	8.20%	1.28%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.76%	0.79%	0.81%	0.83%	0.87%
Net expenses	0.70%	0.71%	0.75%	0.75%	0.82%	0.87%
Net investment income	0.07%	0.16%	0.04%	0.22%	0.34%	1.04%
Supplemental data
Portfolio turnover rate	37%	32%	51%	65%	89%	24%
Net assets, end of period (000s omitted)	$1,031,979	$1,328,994	$223,616	$30,493	$18,841	$11,335

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund. Evergreen Large Company Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Large Company Growth Fund.

2.	For the ten months ended July 31, 2010. The Fund changed its fiscal year end from September 30 to July 31, effective July 31, 2010.

3.	Amount is less than $0.005.

4.	Calculated based upon average shares outstanding

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2014	2013	2012	2011	2010[1]
Net asset value, beginning of period	$12.53	$10.19	$9.87	$7.75	$7.54
Net investment loss	(0.05)	(0.02)	(0.03)	(0.02)	(0.00)[2]
Net realized and unrealized gains (losses) on investments	2.02	2.36	0.60	2.15	0.21

Total from investment operations	1.97	2.34	0.57	2.13	0.21
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	0.00
Net realized gains	0.00	0.00	(0.25)	0.00	0.00

Total distributions to shareholders	0.00	0.00	(0.25)	(0.01)	0.00
Net asset value, end of period	$14.50	$12.53	$10.19	$9.87	$7.75
Total return[3]	15.72%	22.96%	5.99%	27.48%	2.79%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.25%	1.29%	1.31%	1.36%
Net expenses	1.18%	1.18%	1.19%	1.19%	1.19%
Net investment loss	(0.42)%	(0.21)%	(0.37)%	(0.20)%	(0.59)%
Supplemental data
Portfolio turnover rate	37%	32%	51%	65%	89%
Net assets, end of period (000s omitted)	$197,861	$154,238	$99,675	$79,464	$64,781

1.	For the period from July 16, 2010 (commencement of class operations) to July 31, 2010

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Premier Large Company Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

26	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(8,321,926)	$7,780,021	$541,905

As of July 31, 2014, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $36,911,214 with $18,691,738 expiring in 2016 and $18,219,476 expiring in 2017.

As of July 31, 2014, the Fund had a qualified late-year ordinary loss of $9,473,523 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

Notes to financial statements	Wells Fargo Advantage Premier Large Company Growth Fund	27
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$974,431,881	$0	$0	$974,431,881
Consumer staples	203,148,282	0	0	203,148,282
Energy	283,734,818	0	0	283,734,818
Financials	329,336,040	0	0	329,336,040
Health care	977,479,194	0	0	977,479,194
Industrials	698,187,866	0	0	698,187,866
Information technology	1,340,634,384	0	0	1,340,634,384
Materials	155,547,275	0	0	155,547,275

Short-term investments
Investment companies	60,715,920	69,410,451	0	130,126,371
Total assets	$5,023,215,660	$69,410,451	$0	$5,092,626,111

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended July 31, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended July 31, 2014, the advisory fee was equivalent to an annual rate of 0.59% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.32

28	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.12% for Class A shares, 1.87% for Class B shares, 1.87% for Class C shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, 0.70% for Institutional Class shares, and 1.18% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended July 31, 2014, Funds Distributor received $238,360 from the sale of Class A shares and $1,227, $293, and $4,107 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2014 were $2,154,673,158 and $1,739,203,566, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2014, the Fund paid $7,281 in commitment fees.

For the year ended July 31, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended July 31, 2014 and July 31, 2013, the Fund did not have any distributions paid to shareholders.

As of July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$64,065,012	$1,363,955,791	$(9,473,523)	$(36,911,214)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Premier Large Company Growth Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, each of the periods within the period from October 1, 2009 through July 31, 2010, and the year ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Premier Large Company Fund as of July 31, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2014

30	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

34	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for the three-, five- and ten-year periods under review and lower than the average performance of the Universe for the one-year period. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its Universe for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance during this period. The Board noted the long term positive performance of the Fund relative to the Universe and the performance of the Fund relative to its benchmark for all periods under review. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all classes.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes. The Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	35

not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds additional breakpoints. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

36	Wells Fargo Advantage Premier Large Company Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

227171 09-14 A212/AR212 07-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	July 31, 2014	July 31, 2013
Audit fees	$331,590	$289,360
Audit-related fees	—	—
Tax fees (1)	41,500	40,500
All other fees	—	—

	$373,090	$329,860

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch President

Date:	September 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch President

Date:	September 24, 2014

By:	/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date:	September 24, 2014